                                                               Exhibit 10(c)
                                                               -------------


                                                            [Execution Copy]





===============================================================================




                SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of July 25, 2002

                                   between

                                SOLUTIA INC.,
                                 as Borrower



                      THE INITIAL LENDERS NAMED HEREIN,
                             as Initial Lenders


                           BANK OF AMERICA, N.A.,
                            as Syndication Agent


                               CITIBANK, N.A.,
                           as Administrative Agent

                                     and

                        SOLOMON SMITH BARNEY INC. AND
                       BANC OF AMERICA SECURITIES LLC,
                  as Co-Lead Arrangers and Co-Book Managers


===============================================================================

                                                    T A B L E  O F  C O N T E N T S
                                                    - - - - -  - -  - - - - - - - -

                                                                                                               Page
                                                                                                               ----



                                                     ARTICLE I
                                          DEFINITIONS AND ACCOUNTING TERMS
         SECTION 1.01.  Certain Defined Terms.....................................................................2
         SECTION 1.02.  Computation of Time Periods..............................................................28
         SECTION 1.03.  Accounting Terms and Determinations......................................................28
         SECTION 1.04.  Currencies; Currency Equivalents.........................................................28
         SECTION 1.05.  Terms Generally..........................................................................29


                                                     ARTICLE II
                                AMOUNTS AND TERMS OF ADVANCES AND LETTERS OF CREDIT

         SECTION 2.01.  The Advances.............................................................................29
         SECTION 2.02.  Making the Advances......................................................................30
         SECTION 2.03.  Terms of Revolving Credit Advances.......................................................32
         SECTION 2.04.  Fees.....................................................................................32
         SECTION 2.05.  Termination and Reduction of Commitments.................................................33
         SECTION 2.06.  Repayment of Advances; Evidence of Debt..................................................34
         SECTION 2.07.  Interest on Advances, Etc................................................................35
         SECTION 2.08.  Interest Rate Determination..............................................................36
         SECTION 2.09.  Optional Conversion of Advances..........................................................36
         SECTION 2.10.  Prepayments, Etc.........................................................................37
         SECTION 2.11.  Increased Costs..........................................................................41
         SECTION 2.12.  Illegality...............................................................................43
         SECTION 2.13.  Payments and Computations................................................................44
         SECTION 2.14.  Notations on the Notes...................................................................46
         SECTION 2.15.  Taxes....................................................................................46
         SECTION 2.16.  Sharing of Payments, Etc.................................................................49
         SECTION 2.17.  Borrowings by Designated Borrowers.......................................................49
         SECTION 2.18.  Letters of Credit........................................................................50


                                                    ARTICLE III
                                                     GUARANTEE

         SECTION 3.01.  The Guarantee............................................................................53
         SECTION 3.02.  Obligations Unconditional................................................................53
         SECTION 3.03.  Reinstatement............................................................................54
         SECTION 3.04.  Subrogation..............................................................................55
         SECTION 3.05.  Remedies.................................................................................55

                                    -ii-


         SECTION 3.06.  Instrument for the Payment of Money......................................................55
         SECTION 3.07.  Continuing Guarantee.....................................................................55


                                                     ARTICLE IV
                                      CONDITIONS TO EFFECTIVENESS AND LENDING

         SECTION 4.01.  Conditions Precedent to Restatement......................................................55
         SECTION 4.02.  Conditions Precedent to Each Extension of Credit.........................................60
         SECTION 4.03.  Determinations Under Section 4.01........................................................61


                                                     ARTICLE V
                                           REPRESENTATIONS AND WARRANTIES

         SECTION 5.01.  Representations and Warranties of the Company............................................61
         SECTION 5.02.  Representation and Warranty of the Lenders...............................................65


                                                     ARTICLE VI
                                              COVENANTS OF THE COMPANY

         SECTION 6.01.  Affirmative Covenants....................................................................65
         SECTION 6.02.  Negative Covenants.......................................................................73
         SECTION 6.03.  Financial Covenants......................................................................82


                                                    ARTICLE VII
                                                 EVENTS OF DEFAULT

         SECTION 7.01.  Events of Default........................................................................83


                                                    ARTICLE VIII
                                              THE ADMINISTRATIVE AGENT

         SECTION 8.01.  Authorization and Action.................................................................86
         SECTION 8.02.  Administrative Agent's Reliance, Etc.....................................................86
         SECTION 8.03.  Citibank and Affiliates..................................................................87
         SECTION 8.04.  Lender Credit Decision...................................................................87
         SECTION 8.05.  Indemnification..........................................................................87
         SECTION 8.06.  Successor Administrative Agent...........................................................87
         SECTION 8.07.  The Syndication Agent....................................................................88


                                   -iii-


                                                     ARTICLE IX
                                                   MISCELLANEOUS

         SECTION 9.01.  Amendments, Etc..........................................................................88
         SECTION 9.02.  Notices, Etc.............................................................................90
         SECTION 9.03.  No Waiver, Remedies......................................................................91
         SECTION 9.04.  Costs and Expenses; Indemnification, Etc.................................................91
         SECTION 9.05.  Right of Set-off.........................................................................92
         SECTION 9.06.  Binding Effect...........................................................................92
         SECTION 9.07.  Assignments and Participations, Register.................................................93
         SECTION 9.08.  Governing Law............................................................................96
         SECTION 9.09.  Execution in Counterparts................................................................96
         SECTION 9.10.  Jurisdiction, Etc........................................................................97
         SECTION 9.11.  Judgment Currency........................................................................97


                                                     SCHEDULES
                                                     ---------

Schedule 1        -        Certain Existing Liens
Schedule 2        -        Adjusted EBITDA Charges
Schedule 3        -        Real Property
Schedule 4        -        Existing Debt
Schedule 5        -        Existing Restrictive Agreements
Schedule 6        -        Intellectual Property
Schedule 7        -        Designated Letters of Credit

                                                      EXHIBITS
                                                      --------

Exhibit A-1       -        Form of Revolving Credit Note
Exhibit A-2       -        Form of Term Note
Exhibit B         -        Form of Notice of Revolving Credit Borrowing
Exhibit C         -        Form of Assignment and Acceptance
Exhibit D-1       -        Form of Opinion of Counsel for the Company
Exhibit D-2       -        Form of Opinion of Special New York Counsel to the Company
Exhibit E         -        Form of Opinion of Special New York Counsel to the Administrative Agent
Exhibit F         -        Form of Opinion of Local Counsel to the Obligors
Exhibit G-1       -        Form of Designation Letter
Exhibit G-2       -        Form of Termination Letter
Exhibit H         -        Form of Non-Sharing Intercreditor Agreement
Exhibit I         -        Form of Non-Sharing Security and Guarantee Agreement
Exhibit J         -        Form of Guarantee and Assumption Agreement
Exhibit K         -        Form of Sharing Intercreditor Agreement
Exhibit L         -        Form of Sharing Security Agreement
Exhibit M         -        Form of Junior Intercreditor Agreement
Exhibit N         -        Form of Junior Security Agreement
Exhibit O         -        Form of Terms of Subordination

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2002 between SOLUTIA INC., a Delaware corporation (the "Company"),
                                                                 -------
the banks (each an "Initial Lender" and, collectively, the "Initial
                    --------------                          -------
Lenders") listed on the signature pages hereof, BANK OF AMERICA, N.A., as
-------
Syndication Agent (in such capacity, together with its successors in such capacity, the "Syndication Agent"), and CITIBANK, N.A. ("Citibank"), as
               -----------------                         --------
administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), as herein provided.
               --------------------

                           PRELIMINARY STATEMENTS

                  Capitalized terms used in these Preliminary Statements and not otherwise defined have the meanings assigned to them in Section 1.01.

                  The Company, the Initial Lenders, the Syndication Agent and the Administrative Agent are parties to an Amended and Restated Five Year Credit Agreement dated as of November 23, 1999 (as amended by Amendment No. 1 thereto dated as of November 21, 2000, Amendment No. 2 thereto dated as of February 1, 2001 and Amendment No. 3 thereto dated as of November 15, 2001, the "Existing Credit Agreement") providing, subject to the terms and
           -------------------------
conditions thereof, for the making of advances in an aggregate principal amount not exceeding $800,000,000 at any one time outstanding.

                  The parties hereto now agree to restructure the Existing Credit Agreement in its entirety into a Second Amended and Restated Credit Agreement, among other things to extend the commitments thereunder, to convert a portion of the Advances outstanding thereunder into term advances hereunder of the Company and certain of its subsidiaries, to permit the continued extension of credit by means of loans and letters of credit in an aggregate principal or face amount (including such term advances) up to but not exceeding $600,000,000 at any one time outstanding to finance the working capital requirements (including intercompany loans) and other general corporate purposes (including capital expenditures) of the Company and its subsidiaries, to modify certain covenants and to make certain other changes to the Existing Credit Agreement, all on the terms and conditions set forth herein, it being the intention of the parties hereto that the Advances outstanding under the Existing Credit Agreement on the Restatement Date shall continue and remain outstanding and not be deemed to have been repaid on the Restatement Date.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that the Existing Credit Agreement shall (subject to the satisfaction of the conditions precedent specified in Section 4.01) be restructured and, accordingly, shall be amended and restated to read as set forth herein.


                              Credit Agreement
                              ----------------

                                  ARTICLE I

                      DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this
                                ---------------------
Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Adjusted EBITDA" means, for any period, the sum, for the
                   ---------------
         Company and its Consolidated Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP), of the following: (a) net income (calculated before taxes, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates (other than Affiliates that are Specified Joint Ventures or Consolidated Subsidiaries)) for such period plus (b) depreciation and amortization (to the extent deducted in determining net income) for such period plus (c) impairments of goodwill (to the extent deducted in determining net income) for such period; provided that:

                           (1) charges taken and reserves established by the
                  Company, its Consolidated Subsidiaries and Specified Joint Ventures in connection with (a) restructuring of existing operations, (b) maintenance of reserves for self-insurance and environmental remediation, (c) asset impairments and
                  (d) pension settlements (all on or before December 31, 2001), in each case in the respective amounts and categories set forth on Schedule 2 hereto shall be added back to net income for such period (to the extent such charges and reserves were deducted in determining net income for such period);

                           (2) gains or losses in connection with the sales
                  of the Astaris LLC joint venture and the Flexsys L. P. joint venture shall be deducted from or added back to net income for such period (to the extent such gains or losses were added or deducted in determining net income for such period); and

                           (3) losses in connection with the anticipated
                  pay-down of the Company's obligations under the Co-gen Participation Agreement and the Co-gen Lease shall be added back to net income for such period (to the extent such losses were deducted in determining net income for such period).

                  "Administrative Agent" has the meaning specified in the
                   --------------------
         recital of parties to this Agreement.

                  "Administrative Agent's Account" means, for each Currency,
                   ------------------------------
         an account, in respect of such Currency, designated by the Administrative Agent in a notice to the Company and the Lenders.

                  "Administrative Questionnaire" means an administrative
                   ----------------------------
         questionnaire in a form supplied by the Administrative Agent.

                  "Advance" means a Revolving Credit Advance or Term Advance.
                   -------

                              Credit Agreement
                              ----------------

                  "Affected Borrower" has the meaning specified in Section
                   -----------------
         2.10(d).

                  "Affected Lender" has the meaning specified in Section
                   ---------------
         2.12(a).

                  "Affiliate" means, as to any Person, any other Person
                   ---------
         that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control"
                                                                    -------
         (including the terms "controlling", "controlled by" and "under
                               -----------    -------------       -----
         common control with") of a Person means the possession, direct or
         -------------------
         indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agent" has the meaning specified in Section 8.05.
                   -----

                  "Applicable Lending Office" means, with respect to each
                   -------------------------
         Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurocurrency Lending Office in the case of a Eurocurrency Rate Advance.

                  "Applicable Margin" means, for any day, (a) with respect
                   -----------------
         to any Base Rate Advance, 4.75% per annum and (b) with respect to any Eurocurrency Rate Advance (whether denominated in Dollars or Euros), 5.75% per annum, provided that each of such margins (i.e. 4.75% and 5.75%) shall increase by .50% on the date 12 months after the Restatement Date and by an additional .50% (for a total increase of 1.00%) on the date 18 months after the Restatement Date.

                  "Applicable Percentage" of any amount means, with respect
                   ---------------------
         to any Revolving Credit Lender at any time, a fraction (expressed as a percentage) the numerator of which is the amount of such Lender's Revolving Credit Commitment as in effect at such time (or, if the Revolving Credit Commitments shall have expired or been terminated, as last in effect), and the denominator of which is the aggregate Revolving Credit Commitments as in effect at such time (or, if the Revolving Credit Commitments shall have expired or been terminated, as last in effect).

                  "Assignment and Acceptance" means an assignment and
                   -------------------------
         acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

                  "Astaris Administrative Agent" means Bank of America,
                   ----------------------------
         N.A., in its capacity, together with its successors in such capacity, as Administrative Agent under the Astaris Credit Agreement.

                  "Astaris Credit Agreement" means the Five Year Credit
                   ------------------------
         Agreement dated as of September 14, 2000 among Astaris LLC, the lenders named therein and the Astaris Administrative Agent. References herein to the "Astaris Credit Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                              Credit Agreement
                              ----------------

                  "Astaris Guaranty Agreement" means the Guaranty Agreement
                   --------------------------
         dated as of September 14, 2000 by the Company in favor of Astaris LLC and in favor of the lenders party to the Astaris Credit Agreement and the Astaris Administrative Agent. References herein to the "Astaris Guaranty Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Astaris Lenders" has the meaning specified in the
                   ---------------
         Non-Sharing Intercreditor Agreement.

                  "Available Amount" of any Letter of Credit means the
                   ----------------
         maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing specified therein).

                  "Bank of America" means Bank of America, N.A.
                   ---------------

                  "Base Rate" means a fluctuating interest rate per annum in
                   ---------
         effect from time to time, which rate per annum shall at all times be equal to the highest of:

                           (a) the rate of interest announced publicly by
                  Citibank in New York, New York, from time to time, as Citibank's base rate;

                           (b) the sum (adjusted to the nearest 1/16 of 1%
                  or, if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States of America for three-month certificates of deposit of major United States of America money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by
                  (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States of America, plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank in the United States of America; and

                           (c) 1/2 of 1% per annum above the Federal Funds
                  Rate.

                              Credit Agreement
                              ----------------

                  "Base Rate Advance" means an Advance that bears interest
                   -----------------
         as provided in Section 2.07(a)(i).

                  "Borrowers" means, at any time, collectively, the Company
                   ---------
         (both as a Borrower and as guarantor under Article III of Advances made to the Designated Borrowers) and each Designated Borrower.

                  "Borrowing" means a Revolving Credit Borrowing or a Term
                   ---------
         Borrowing.

                  "Business Combination" means any reorganization, merger or
                   --------------------
         consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation.

                  "Business Day" means a day of the year on which banks are
                   ------------
         not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Advances denominated in any Currency, on which dealings are carried on in the London interbank market for such Currency.

                  "Capital Expenditures" means, for any period, expenditures
                   --------------------
         (including the aggregate amount of Capitalized Lease Obligations incurred during such period) made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding normal replacements and maintenance which are properly charged to current operations) during such period computed in accordance with GAAP. For the purposes hereof, (i) the acquisition of any capital asset by the Company or any of its Subsidiaries constituting a reinvestment of proceeds of any casualty event or condemnation, shall constitute a "Capital Expenditure" hereunder only to the extent of any consideration paid by the Company and its Subsidiaries in excess of such proceeds so reinvested and (ii) payments by the Company of principal in respect of the Co-gen Instruments shall not constitute "Capital Expenditures" hereunder.

                  "Capitalized Lease Obligation" means, with respect to any
                   ----------------------------
         Person for any period, an obligation of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount shown on the balance sheet of such Person as determined in accordance with GAAP.

                  "Capital Markets Transaction" means, collectively, (i) the
                   ---------------------------
         incurrence by the Company or any of its Subsidiaries of any Debt after the Restatement Date, other than any such Debt permitted under clauses (i) through (viii) or clause (xi), of Section 6.02(f) and (ii) any Equity Issuance by the Company.

                  "Capital Stock" means, with respect to any Person, any and
                   -------------
         all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of, such Person's capital stock or other ownership interests (including, without limitation, partnership interests (whether general or limited) or limited liability company membership interests), whether outstanding on the Restatement Date or issued after the Restatement Date, and any and all rights (other than any evidence of

                              Credit Agreement
                              ----------------
         indebtedness), warrants or options exchangeable for or convertible into such capital stock or other ownership interests, as the case may be.

                  "Casualty Event" means any "Event of Loss" under and as
                   --------------
         defined in any Mortgage.

                  "Change of Control" means the occurrence of any one or
                   -----------------
         more of the following events:

                           (a) the acquisition by any individual, entity or
                  group (within the meanings of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person or Group") of beneficial
                                           ---------------
                  ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the
                        --------------------------------
                  combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting
                                                  --------------------------
                  Securities"); provided that, for purposes of this
                  ----------
                  paragraph (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of paragraph (c) below; or

                           (b) individuals who, as of the date hereof,
                  constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at
                   ---------------
                  least a majority of the Board of Directors of the Company; provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                           (c) without limiting the obligation of the
                  Company to obtain the consent of the Majority Lenders to any such transaction not permitted under Section 6.02(b), consummation by the Company of a Business Combination, in each case unless following such Business Combination: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction owns the Company or all or


                              Credit Agreement
                              ----------------
                  substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person or Group (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                           (d) approval by the shareholders of the Company
                  of a complete liquidation or dissolution of the Company.

                  "Citibank" has the meaning specified in the recital of
                   --------
         parties to this Agreement.

                  "Co-gen Agent" means Citibank, N.A., in its capacity,
                   ------------
         together with its successors in such capacity, as Agent under the Co-gen Participation Agreement.

                  "Co-gen Certificates" means the Trust Certificates issued
                   -------------------
         by State Street Bank and Trust Company, as trustee of the 1992 Pensacola Cogeneration Trust.

                  "Co-gen Guaranty Agreement" means the Amended and Restated
                   -------------------------
         Instrument Guaranty dated as of April 24, 1998 by the Company in favor of State Street Bank and Trust Company and in favor of the purchasers party to the Co-gen Participation Agreement. References herein to the "Co-gen Guaranty Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Co-gen Instruments" means the Co-gen Participation
                   ------------------
         Agreement, the Co-gen Guaranty Agreement, the Co-gen Lease, the Co-gen Notes and the Co-gen Certificates.

                  "Co-gen Lease" means the Amended and Restated Lease dated
                   ------------
         as of April 24, 1998 between the trustee referred to therein and the Company. References herein to the "Co-gen Lease" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Co-gen Notes" means the Series A Trust Notes and Series B
                   ------------
         Trust Notes issued by State Street Bank and Trust Company, as trustee of the 1992 Pensacola Cogeneration Trust.


                              Credit Agreement
                              ----------------

                  "Co-gen Participation Agreement" means the Amended and
                   ------------------------------
         Restated Participation Agreement dated as of April 24, 1998 among the Company, State Street Bank and Trust Company, as trustee, certain financial institutions named as purchasers therein and the Co-gen Agent. References herein to the "Co-gen Participation Agreement" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.

                  "Collateral Account" shall have the meaning specified in
                   ------------------
         the Non-Sharing Security and Guarantee Agreement.

                  "Collateral Agent" means Citibank, N.A., in its capacity
                   ----------------
         as Collateral Agent under the Non-Sharing Intercreditor Agreement.

                  "Collateral Trustee" means HSBC Bank USA, in its capacity
                   ------------------
         as Collateral Trustee under the Sharing Intercreditor Agreement.

                  "Commitment" means a Revolving Credit Commitment or Term
                   ----------
         Commitment.

                  "Commitment Fee" has the meaning specified in Section
                   --------------
         2.04(a).

                  "Consolidated" refers to the consolidation of the accounts
                   ------------
         of the Company and its Subsidiaries in accordance with generally accepted accounting principles, including principles of consolidation, consistent with those applied in the preparation of the financial statements referred to in Section 5.01(e)(i).

                  "Consolidated Net Worth" means, at any time, the sum for
                   ----------------------
         the Company and its Consolidated Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP), the amount of capital stock plus the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit).

                  "Consolidated Subsidiary" means a Subsidiary of the
                   -----------------------
         Company, the accounts of which in accordance with generally accepted accounting principles are consolidated with those of the Company.

                  "Convert", "Conversion" and "Converted" each refers to a
                   -------    ----------       ---------
         conversion of Advances of one Type denominated in Dollars into Advances of the other Type denominated in Dollars pursuant to
         Section 2.08 or 2.09.

                  "Credit Agreement Obligations" means the principal and
                   ----------------------------
         interest on the Advances made by the Lenders to the Borrowers and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrowers under the Loan Documents.

                  "Currency" means Dollars or Euros.
                   --------

                  "Current Disposition" has the meaning specified in Section
                   -------------------
         2.10(e).


                              Credit Agreement
                              ----------------

                  "Debt" of any Person means, without duplication: (a)
                   ----
         indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable on customary trade terms or on other trade terms that are more advantageous to the Company), (d) Capitalized Lease Obligations of such Person and (e) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d) above.

                  "Debt to Adjusted EBITDA Ratio" means, at any date, the
                   -----------------------------
         ratio of:

                           (a) (i) Debt of the Company and its Consolidated
                  Subsidiaries on a Consolidated basis as of such date minus
                  (ii) the amount of cash cover on such date for Letters of Credit and Designated Letters of Credit pursuant to
                  Section 2.10(h) or 2.10(i) to

                           (b) Adjusted EBITDA for the Rolling Period ending
                  on or most recently ended prior to such date.

                  "Default" means any Event of Default or any event that
                   -------
         would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Designated Borrower" means any wholly owned Subsidiary of
                   -------------------
         the Company as to which a Designation Letter has been delivered to the Administrative Agent and as to which a Termination Letter has not been delivered to the Administrative Agent in accordance with
         Section 2.17.

                  "Designated Letter of Credit Exposure" means, at any date,
                   ------------------------------------
         the sum of (i) the aggregate undrawn face amount of Designated Letters of Credit on such date plus (ii) the aggregate outstanding unpaid reimbursement obligations in respect of Designated Letters of Credit on such date.

                  "Designated Letters of Credit" has the meaning specified
                   ----------------------------
         in the Non-Sharing Intercreditor Agreement.

                  "Designated Letter of Credit Obligations" has the meaning
                   ---------------------------------------
         specified in the Non-Sharing Security and Guarantee Agreement.

                  "Designation Letter" has the meaning specified in Section
                   ------------------
         2.17(a).

                  "Disposition" means any sale, assignment, transfer or
                   -----------
         other disposition of any property (whether now owned or hereafter acquired) by the Company or any of its Subsidiaries to any other Person, excluding any sale, assignment, transfer or other disposition of any property (x) sold or disposed of in the ordinary course of business and on ordinary business terms or (y) in an amount not in excess of $1,000,000.


                              Credit Agreement
                              ----------------

                  "Disqualified Stock" means any Capital Stock that, by its
                   ------------------
         terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to August 13, 2004, provided that any Capital Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the repurchase or redemption of such Capital Stock upon the occurrence of a sale, transfer or other disposition of assets or a change of control shall not constitute Disqualified Stock by reason of (a) an asset sale redemption requirement if such redemption is required only to the extent such sale proceeds are not used to prepay Debt or are not redeployed in the issuer's business or (b) any change of control redemption requirement if a Change of Control exists in respect of such change of control.

                  "Dividend Payment" means any dividend or other
                   ----------------
         distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Company or any option, warrant or other right to acquire any such shares of capital stock of the Company.

                  "Dollar Equivalent" means with respect to any Borrowing
                   -----------------
         denominated in Euros, the amount of Dollars that would be required to purchase the amount of Euros of such Borrowing on the date two Business Days prior to the date of such Borrowing (or, in the case of any determination made under Section 2.10(c) or redenomination under Section 2.13(e), on the date of determination or redenomination therein referred to), based upon the spot selling rate at which the Administrative Agent offers to sell Euros for Dollars in the London foreign exchange market at approximately 11:00 a.m. (London time) for delivery two Business Days later.

                  "Dollars" or "$" refers to lawful money of the United
                   -------      -
         States of America.

                  "Domestic Lending Office" means, with respect to any
                   -----------------------
         Lender, the office of such Lender specified as its "Domestic Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

                  "Domestic Subsidiary" means any Subsidiary of the Company
                   -------------------
         organized under the laws of a State of the United States of America.

                  "Eligible Assignee" means (i) a Lender; (ii) an Affiliate
                   -----------------
         of a Lender; (iii) a commercial bank organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $5,000,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $3,000,000,000; (v) a commercial


                              Credit Agreement
                              ----------------
         bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $5,000,000,000, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (v); (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $3,000,000,000; and (vii) any other Person approved by the Administrative Agent and the Company (provided that no approval
                                                   --------
         of the Company shall be required during the continuance of a Default or Event of Default), such approval not to be unreasonably withheld or delayed; provided that neither the Company nor an Affiliate of the Company shall qualify as an Eligible Assignee.

                  "Entitled Person" has the meaning specified in Section
                   ---------------
         9.11.

                  "Environmental Claim" means, with respect to any Person,
                   -------------------
         any written notice, claim, demand or other written communication (collectively, a "claim") by any other Person alleging or asserting
                           -----
         such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Regulated Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages (including punitive damages), contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Regulated Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Laws" means any and all applicable laws and
                   ------------------
         regulations relating to the protection of the environment, including laws relating to emissions, discharges, releases, spills and disposal of material into the environment (e.g., air, surface water, groundwater and the land).

                  "Environmental Permit" means any permit, license or other
                   --------------------
         governmental approval required under any Environmental Laws.

                  "Equity Issuance" means (a) any issuance or sale by the
                   ---------------
         Company or any of its Subsidiaries after the Restatement Date of
         (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Company or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Company or any of its Subsidiaries issued upon the exercise of such


                              Credit Agreement
                              ----------------
         warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Company or any of its Subsidiaries or (b) the receipt by the Company or any of its Subsidiaries after the Restatement Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by the Company or any of its Subsidiaries to the Company or any Wholly Owned Subsidiary of the Company, (y) any capital contribution by the Company or any Wholly Owned Subsidiary of the Company to the Company or any Subsidiary of the Company, or (z) any issuance of capital stock pursuant to "anti-dilution" provisions applicable to capital stock outstanding at the time of such issuance.

                  "ERISA" means the Employee Retirement Income Security Act
                   -----
         of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of
                   ---------------
         Title IV of ERISA is a member of the Company's controlled group, or under common control with the Company, within the meaning of
         Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a) the occurrence of a reportable
                   -----------
         event, within the meaning of Section 4043 of ERISA, that would have a material adverse effect with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(c) of ERISA; (d) the cessation of operations at a facility of the Company or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (e) the failure by the Company or any of its ERISA Affiliates to make a payment to a Plan if the conditions for the imposition of a lien under Section 302(f)(1) of ERISA are satisfied; (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, a Plan.

                  "Euro Equivalent" means with respect to any amount in
                   ---------------
         Dollars, the amount of Euros that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of "Dollar Equivalent", as determined by the Administrative Agent.

                  "Eurocurrency Lending Office" means, with respect to any
                   ---------------------------
         Lender, the office of such Lender specified as its "Eurocurrency Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.


                              Credit Agreement
                              ----------------

                  "Eurocurrency Liabilities" has the meaning assigned to
                   ------------------------
         that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurocurrency Rate" means for any Interest Period for each
                   -----------------
         Eurocurrency Rate Advance comprising part of the same Borrowing denominated in any Currency, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate appearing on the Screen at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period, as the Eurocurrency Rate for deposits denominated in such Currency with a maturity compatible to such Interest Period, by (ii) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period. In the event that such rate is not available on the Screen at such time for any reason, then the Eurocurrency Rate for such Interest Period shall be the rate at which deposits in such Currency in the amount of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period.

                  "Eurocurrency Rate Advance" means an Advance that bears
                   -------------------------
         interest as provided in Section 2.07(a)(ii).

                  "Eurocurrency Rate Reserve Percentage" for any Interest
                   ------------------------------------
         Period for all Eurocurrency Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Advances is determined) having a term equal to such Interest Period.

                  "Europe" means the countries of Austria, Benelux, Denmark,
                   ------
         Finland, France, Germany, Greece, Ireland, Italy, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

                  "European Borrower" means, collectively, Solutia Germany
                   -----------------
         and the Swiss Borrowers.

                  "Euros" means the single currency of participating member
                   -----
         states of the European Union.

                  "Events of Default" has the meaning specified in Section
                   -----------------
         7.01.

                  "Exchange Act" means the Securities Exchange Act of 1934,
                   ------------
         as amended.

                  "Excess Funds" has the meaning specified in Section
                   ------------
         6.01(n).


                              Credit Agreement
                              ----------------

                  "Existing Credit Agreement" has the meaning specified in
                   -------------------------
         the Preliminary Statements to this Agreement.

                  "Existing Mortgaged Facilities" means the facilities of
                   -----------------------------
         the Company located in or near Decatur, Alabama, Indian Orchard, Massachusetts, Trenton, Michigan, Greenwood, South Carolina and Alvin, Texas, each of which is subject to a Non-Sharing Mortgage in favor of the Collateral Agent as security for, inter alia, the obligations of the Company under the Existing Credit Agreement.

                  "Existing Notes Indentures" means, collectively, the
                   -------------------------
         indenture and/or the fiscal agency agreement, as applicable, pursuant to which the following notes or debentures of the Company or Solutia Europe, as applicable, have been issued: the 2002 Notes, the 7.375% debentures due 2027, the 6.72% debentures due 2037 and the 6.25% euro notes due 2005, as in effect on the date hereof and without giving effect to any modifications or supplements after the date hereof.

                  "Federal Funds Rate" means, for any period, a fluctuating
                   ------------------
         interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "GAAP" means the generally accepted accounting principles
                   ----
         in the United States of America.

                  "German Security Documents" means, collectively, one or
                   -------------------------
         more assignments, security agreements and other instruments from time to time executed and delivered by Solutia Germany (in each case as the same shall be modified and supplemented and in effect from time to time) and creating Liens for the benefit of the Administrative Agent and the Lenders as security for the obligations of Solutia Germany hereunder covering all of its property, plant, equipment, inventory, receivables and all material patents of Solutia Germany used in connection with production at the facilities applied for or issued in the United States of America or Europe and included in such property, plant and equipment so pledged by Solutia Germany, and all material trademarks of Solutia Germany registered in the United States of America or Europe and, to the extent not requiring third-party consent, other intellectual property of Solutia Germany, in each case excluding those jurisdictions where obtaining such Liens is not practicable, or where the costs of obtaining such Liens outweigh the benefits of obtaining the Lien, in the determination of the Administrative Agent.

                  "Guaranteed Obligations" has the meaning specified in
                   ----------------------
         Section 3.01.


                              Credit Agreement
                              ----------------

                  "Hedging Agreement" means any interest rate protection
                   -----------------
         agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Hedging Obligations" has the meaning specified in the
                   -------------------
         Non-Sharing Security and Guarantee Agreement.

                  "Immaterial Subsidiary" means (a) Solutia Management
                   ---------------------
         Company, Inc. (but only so long as it is not a Wholly Owned Subsidiary of the Company) and Solutia Investments LLC (but only so long as its sole assets consist of (x) claims against the Company and Solutia Europe, provided that such claim is subject to the terms of subordination attached as Exhibit O and (y) assets of insignificant value, including its name), and (b) any Domestic Subsidiary (including, if applicable, Solutia Management Company, Inc. and Solutia Investments LLC) whose aggregate assets (measured by book value), as a percentage of the total consolidated assets of the Company and its Subsidiaries, are less than 1%.

                  "Indemnification Percentage" means, with respect to any
                   --------------------------
         Lender, the percentage of the total Revolving Credit Exposures, outstanding Term Advances and unused Commitments hereunder for all Lenders represented by the aggregate amount of such Lender's Revolving Credit Commitment and Term Advances.

                  "Indemnified Party" has the meaning specified in Section
                   -----------------
         9.04(b).

                  "Information" has the meaning specified in Section
                   -----------
         5.01(j)(i).

                  "Intellectual Property Security Documents" means one or
                   ----------------------------------------
         more assignments, pledge agreements, applications, or other similar security documents executed by the Company or the applicable Subsidiary Guarantor in order to effect the pledges of the following intellectual property: (a) all material patents, if any, of the Company and the Subsidiary Guarantors used in connection with production at the Mortgaged Facilities applied for or issued in the United States of America or Europe, (b) all material trademarks of the Company and the Subsidiary Guarantors registered in the United States of America or Europe, including, but not limited to, (1) trademarks used in the CPFilms Inc. product line,
         (2) the Saflex, Keepsafe, Saflex Inside, Keepsafe Maximum, Llumar, Vista and Gila trademarks used in the performance films segment,
         (3) the Vydyne, Wear-Dated, Ascend, Ultron, ThermaSealed and Acrilan trademarks used in the integrated nylons segment and (4) the Resimene, Gelva, Skydrol, Therminol, Dequest and Skykleen trademarks used in the specialty products segment, in the case of each of the foregoing clauses (1) through (4) excluding those jurisdictions where the costs of obtaining such a lien outweigh the benefits of obtaining the lien in the determination of the Agent,
         (c) the Vanceva and Liquishield trademarks and (d) to the extent not requiring third-party consent, all material software and software licenses, rights, manuals, process formulae, production process diagrams and designs used in connection with production at the Mortgaged Facilities, as contemplated by the Non-Sharing Security and Guarantee Agreement.


                              Credit Agreement
                              ----------------

                  "Interest Coverage Ratio" means, at any date, the ratio of
                   -----------------------
         (a) Adjusted EBITDA for the Rolling Period ending on or most recently ended prior to such date to (b) Interest Expense for such Rolling Period.

                  "Interest Expense" means, for any period, the sum, for the
                   ----------------
         Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of all interest in respect of Debt (including the interest component of any payments in respect of Capitalized Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period).

                  "Interest Period" means, for each Eurocurrency Rate
                   ---------------
         Advance comprising part of the same Borrowing, the period commencing on the date of such Eurocurrency Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurocurrency Rate Advance and ending on the last day of the period selected by the Company pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Company pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months (or, with respect to such portion of any Eurocurrency Rate Advance denominated in Euros that is scheduled to be repaid on the Revolving Credit Commitment Termination Date or Term Maturity Date, as applicable, a period of less than one month's duration) commencing on the date of such Advance and ending on the Revolving Credit Commitment Termination Date or Term Maturity Date, as applicable, as the Company (on its own behalf and on behalf of all other Borrowers) may, upon notice received by the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided that:

                           (i) the Company may not select any Interest
                  Period for any Revolving Credit Advance that ends after the Revolving Credit Commitment Termination Date, and may not select any Interest Period for any Term Advance that ends after the Term Maturity Date;

                           (ii) Interest Periods commencing on the same date
                  for Eurocurrency Rate Advances comprising part of the same Borrowing shall be of the same duration;

                           (iii) whenever the last day of any Interest
                  Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                           (iv) whenever the first day of any Interest
                  Period, other than an Interest Period pertaining to a Eurocurrency Rate Advance denominated in Euros that ends on the Revolving Credit Commitment Termination Date or Term Maturity Date, as applicable, that is permitted to be of less than one month's duration as provided in this definition, occurs on a day of an initial calendar month for which

                              Credit Agreement
                              ----------------
                  there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

                           (v) notwithstanding the foregoing, the Interest
                  Periods for the initial Term Advances made by the Lenders to the Designated Borrowers pursuant to Section 2.01(b) shall have the durations specified in the last sentence of said Section.

                  "Internal Revenue Code" means the Internal Revenue Code of
                   ---------------------
         1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Investment" means, for any Person: (a) the acquisition
                   ----------
         (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business on customary terms; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

                  "Junior Intercreditor Agreement" means the Junior
                   ------------------------------
         Intercreditor Agreement substantially in the form of Exhibit M hereto between the Company, each of the Subsidiary Guarantors, the Collateral Agent and HSBC Bank USA, as trustee under the 2009 Notes Indenture.

                  "Junior Security Agreement" means the Junior Security
                   -------------------------
         Agreement substantially in the form of Exhibit N hereto between the Company, each of the Subsidiary Guarantors, the Collateral Agent and HSBC Bank USA, as trustee under the 2009 Notes Indenture.

                  "Junior Security Documents" means, collectively, the
                   -------------------------
         Junior Intercreditor Agreement and the Junior Security Agreement.

                  "L/C Issuer" means Citibank, together with its successors
                   ----------
         and assigns in the capacity of L/C Issuer.

                  "L/C Related Documents" means this Agreement and each
                   ---------------------
         other agreement or instrument relating to any Letter of Credit. References herein to the "L/C Related Documents" shall, except as otherwise provided herein, be references to the same as modified and supplemented and in effect from time to time.


                              Credit Agreement
                              ----------------

                  "Lenders" means the Initial Lenders listed on the
                   -------
         signature pages hereof and each institution that shall become a party hereto pursuant to Section 9.07(a), (b) or (d).

                  "Letter of Credit Exposure" means, at any time, the sum of
                   -------------------------
         (a) the aggregate Available Amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all disbursements under Letters of Credit that have not yet been reimbursed by or on behalf of the Company at such time. The Letter of Credit Exposure of any Lender at any time shall be its Applicable Percentage of the total Letter of Credit Exposure at such time.

                  "Letters of Credit" has the meaning specified in Section
                   -----------------
         2.18(a).

                  "Lien" means any lien, security interest or other charge
                   ----
         or encumbrance of any kind, or any other type of preferential arrangement, including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Documents" means, collectively, this Agreement, the
                   --------------
         L/C Related Documents, the Notes, each Designation Letter, the Junior Security Documents and the Security Documents.

                  "Make-Whole Obligations" has the meaning specified in the
                   ----------------------
         Non-Sharing Security and Guarantee Agreement.

                  "Majority Lenders" means at any time Lenders having
                   ----------------
         Revolving Credit Exposures, outstanding Term Advances and unused Commitments representing more than 66-2/3% of the sum of the total Revolving Credit Exposures, outstanding Term Advances and unused Commitments at such time. The "Majority Revolving Credit Lenders"
                                        ---------------------------------
         means Lenders having Revolving Credit Exposures and unused Revolving Credit Commitments representing more than 66-2/3% of the total Revolving Credit Exposures and unused Revolving Credit Commitments. The "Majority Term Lenders" means Lenders having Term
                           ---------------------
         Advances representing more than 66-2/3% of the total Term Advances.

                  "Margin Stock" has the meaning specified in Regulation U
                   ------------
         of the Board of Governors of the Federal Reserve System.

                  "Martinsville Facility" means the production facility of
                   ---------------------
         CPFilms Inc. located in or near Martinsville, Virginia.

                  "Material Adverse Effect" means a material adverse effect
                   -----------------------
         on (a) the business, or the consolidated financial condition or results of operations, of the Company and its Subsidiaries, taken as a whole or (b) the legality, validity or enforceability of this Agreement, the other Loan Documents or any Note.

                  "Material Contract" means any contractual, legal or other
                   -----------------
         obligation binding upon the Company or a Material Subsidiary under which a default in performance by the Company or such Material Subsidiary would have a Material Adverse Effect.


                              Credit Agreement
                              ----------------

                  "Material Property" means any building, structure or other
                   -----------------
         facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing, the gross book value of which on the date as of which such determination is being made exceeds 1% of the gross property, plant and equipment of the Company as shown in its Consolidated financial statements, provided that any property which, in the opinion of the Company, is not of material importance to the business of the Company and its Consolidated Subsidiaries, taken as a whole, shall not be deemed to be a Material Property.

                  "Material Subsidiary" means, at any time:
                   -------------------

                  (i) any Consolidated Subsidiary that, on a consolidated basis with its Subsidiaries, has:

                           (a) at least 5% (in the case of Solutia Europe,
                  Solutia UK or Monchem International, Inc.) or 10% (in the case of each other Consolidated Subsidiary) of the total Consolidated assets of the Company and its Consolidated Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Company); or

                           (b) at least 5% (in the case of Solutia Europe or
                  Solutia UK or Monchem International, Inc.) or 10% (in the case of each other Consolidated Subsidiary) of the Consolidated net sales of the Company and its Consolidated Subsidiaries for the twelve-month period ending on the last day of the most recent fiscal quarter of the Company; and

                  (ii) each European Borrower (but only for so long as such European Borrower is a Borrower hereunder).

                  "Mortgaged Facilities" means the Existing Mortgaged
                   --------------------
         Facilities and the New Mortgaged Facilities.

                  "Mortgages" means, collectively, the Non-Sharing Mortgages
                   ---------
         and the Sharing Mortgages.

                  "Multiemployer Plan" means a multiemployer plan, as
                   ------------------
         defined in Section 4001(a)(3) of ERISA, to which the Company or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as
                   ----------------------
         defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company (or its predecessor's chemicals business) or any of its ERISA Affiliates and at least one Person other than the Company (or its predecessor's chemicals business) and its ERISA Affiliates or (b) was so maintained and in respect of which the Company (or its predecessor's chemicals business) or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.


                              Credit Agreement
                              ----------------

                  "Net Cash Proceeds" means:
                   -----------------

                  (i) in the case of any Disposition, the aggregate amount of all cash payments received by the Company and its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Proceeds shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Company and its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Company and its Subsidiaries as a result of such Disposition and (b) Net Cash Proceeds shall be net of any repayments by the Company or any of its Subsidiaries of Debt to the extent that (i) such Debt is secured by a Lien on the property that is the subject of such Disposition (other than a Lien that is junior to any Lien of the Lenders in such property) and (ii) the transferee of (or holder of a Lien on) such property requires that such Debt be repaid as a condition to the purchase of such property;

                  (ii) in the case of any Capital Markets Transaction, the aggregate amount of all cash received by the Company and its Subsidiaries in respect of such Capital Markets Transaction (including any consideration allocable to the warrants issued in connection with the issuance of the Senior Secured Notes under the 2009 Notes Indenture) net of reasonable commissions, fees and expenses incurred by the Company and its Subsidiaries in connection therewith; and

                  (iii) in the case of any Casualty Event, the "Loss Proceeds" under and as defined in the respective Mortgage or Mortgages covering the Mortgaged Facility affected by such Casualty Event.

                  "New Mortgaged Facilities" means the Martinsville Facility
                   ------------------------
         and the Pensacola Facility.

                  "New Notes Indenture" means any indenture pursuant to
                   -------------------
         which any senior debt securities of the Company are issued in connection with a Capital Markets Transaction permitted hereunder which, at the time of such issuance, is designated by the Company as a "New Notes Indenture" for purposes hereof pursuant to Section 6.01(o). The parties hereto acknowledge that the 2009 Notes Indenture is a "New Notes Indenture".

                  "Non-Sharing Intercreditor Agreement" means the Restated
                   -----------------------------------
         Intercreditor and Collateral Agency Agreement substantially in the form of Exhibit H hereto between the Company, each of the Subsidiary Guarantors, the Administrative Agent, the Astaris Administrative Agent, the Co-gen Agent and the Collateral Agent.

                  "Non-Sharing Mortgages" means, collectively, one or more
                   ---------------------
         instruments of Mortgage, Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by the Company or CPFilms Inc. in favor of the Collateral Agent for the benefit of the holders of the Non-Sharing Obligations (or in favor of a trustee for the benefit of the Collateral Agent and the holders of the Non-Sharing Obligations), covering the Existing Mortgaged Facilities and securing the Non-Sharing Obligations.


                              Credit Agreement
                              ----------------

                  "Non-Sharing Obligations" means, collectively, the
                   -----------------------
         obligations of the Company (and of the Subsidiary Guarantors in respect of their Guarantee under the Non-Sharing Security and Guarantee Agreement) to each Lender (and, in respect of any Hedging Obligations, any affiliate of a Lender that shall have entered into the respective hedging agreement giving rise to such Hedging Obligations), each Astaris Lender and the Administrative Agent hereunder and the Astaris Administrative Agent and their respective successors and assigns in respect of the Credit Agreement Obligations, the Make-Whole Obligations, the Synthetic Lease Obligations, the Designated Letter of Credit Obligations, the Hedging Obligations and any Term Loan Facility Obligations.

                  "Non-Sharing Security and Guarantee Agreement" means the
                   --------------------------------------------
         Restated Security and Guarantee Agreement substantially in the form of Exhibit I hereto between the Company, each of the Subsidiary Guarantors and the Collateral Agent.

                  "Non-Sharing Security Documents" means, collectively, the
                   ------------------------------
         Non-Sharing Security and Guarantee Agreement, the Non-Sharing Mortgages, the Intellectual Property Security Documents, the German Security Documents, the Swiss Security Documents, the Non-Sharing Intercreditor Agreement and all Uniform Commercial Code financing statements required by this Agreement or any of the foregoing to be filed with respect to the security interests in personal property and fixtures created pursuant thereto, in each case as from time to time amended.

                  "Non-U.S. Lender" has the meaning specified in Section
                   ---------------
         2.15(e).

                  "Note" means a Revolving Credit Note or a Term Note.
                   ----

                  "Notice of Issuance" has the meaning specified in Section
                   ------------------
         2.18(b)(i).

                  "Notice of Revolving Credit Borrowing" has the meaning
                   ------------------------------------
         specified in Section 2.02(a).

                  "Obligors" means, collectively, the Borrowers and the
                   --------
         Subsidiary Guarantors.

                  "Other Taxes" has the meaning specified in 2.15(b).
                   -----------

                  "Ownership Interest" in (or of) any corporation,
                   ------------------
         partnership, joint venture, limited liability company, trust or estate means (a) issued and outstanding capital stock having ordinary voting power in the election of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) an interest in the capital or profits of such partnership, joint venture or limited liability company or (c) a beneficial interest in such trust or estate.

                  "PBGC" means the Pension Benefit Guaranty Corporation.
                   ----

                  "Penndot Proceeding" means the proceeding currently
                   ------------------
         pending in the Commonwealth Court of Pennsylvania styled as "Pennsylvania Department of General Services, et. al. v. United States Mineral Products Company, et. al."


                              Credit Agreement
                              ----------------

                  "Pensacola Facility" means the manufacturing facility of
                   ------------------
         the Company located in or near Pensacola, Florida.

                  "Permitted Investments" shall mean: (a) direct obligations
                   ---------------------
         of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit or time deposits issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; (c) fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition; and (d) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

                  "Person" means an individual, partnership, corporation
                   ------
         (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single Employer Plan or a Multiple Employer
                   ----
         Plan.

                  "Post-Restatement Date Information" has the meaning
                   ---------------------------------
         specified in Section 5.01(j)(iv).

                  "Principal Payment Dates" means (i) the Quarterly Dates
                   -----------------------
         falling on or nearest to December 31, 2002, December 31, 2003 and June 30, 2004 and (ii) the Term Maturity Date.

                  "Quarterly Dates" means the last Business Day of March,
                   ---------------
         June, September and December in each year, the first of which shall be the first such day after the date hereof.

                  "Register" has the meaning specified in Section 9.07(c).
                   --------

                  "Regulated Materials" means all explosive or radioactive
                   -------------------
         substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Release" means any release, spill, emission, leaking,
                   -------
         pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Regulated Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.


                              Credit Agreement
                              ----------------

                  "Relevant Date" means, with respect to any Non-Sharing
                   -------------
         Obligations and any applicable Senior Lien Limit, (i) in the case of the Senior Lien Limit in effect on the Restatement Date (i.e., $236,000,000), November 30, 2001 and (ii) in the case of the Senior Lien Limit as increased on any date after the date hereof, the date of such increase.

                  "Relevant Prepayment Percentage" means, at any time, the
                   ------------------------------
         percentage corresponding to the fraction (a) the numerator of which shall be each of the following, respectively, (i) in the case of the Lenders, the sum of the then outstanding Revolving Credit Exposures, outstanding Term Advances and unused Commitments under this Agreement then outstanding, (ii) in the case of the lenders under the Astaris Credit Agreement, the Make-Whole Obligations then due and payable, (iii) in the case of the purchasers under the Co-gen Participation Agreement, the Synthetic Lease Obligations then due and payable, (iv) in the case of the issuers of the Designated Letters of Credit, Designated Letter of Credit Obligations having unreimbursed drawings, or obligations to provide cover for Designated Letter of Credit Obligations, then due and payable, (v) in the case of the holders of any Hedging Obligations, Hedging Obligations then due and payable or (vi) in the case of the Term Loan Facility Lenders, the Term Loan Facility Obligations then due and payable and (b) the denominator of which shall be the sum of (i) the sum of the then outstanding Revolving Credit Exposures, outstanding Term Advances and unused Commitments under this Agreement then outstanding, (ii) the Make-Whole Obligations then due and payable, (iii) the Synthetic Lease Obligations then due and payable, (iv) such Designated Letter of Credit Obligations having unreimbursed drawings, or obligations to provide cover for Designated Letter of Credit Obligations, then due and payable, (v) such Hedging Obligations then due and payable and (vi) such Term Loan Facility Obligations then due and payable.

                  "Restatement Date" means the earliest date as of which the
                   ----------------
         conditions precedent to effectiveness set forth in Section 4.01 shall have been satisfied or waived.

                  "Revolving Credit Advance" means a loan by a Lender to a
                   ------------------------
         Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or a Eurocurrency Rate Advance, each of which shall be a "Type" of Revolving Credit Advance.
                     ----

                  "Revolving Credit Borrowing" means a borrowing consisting
                   --------------------------
         of simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01(a).

                  "Revolving Credit Commitment" means, as to each Lender,
                   ---------------------------
         the obligation of such Lender to make Revolving Credit Advances in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof under the caption "Revolving Credit Commitment" or, in the case of a Person that becomes a Lender pursuant to an assignment permitted under Section 9.07, as specified in the Register (as such Commitment may be reduced from time to time pursuant hereto). The original aggregate principal amount of the Revolving Credit Commitments is $300,000,000.


                              Credit Agreement
                              ----------------

                  "Revolving Credit Commitment Termination Date" means
                   --------------------------------------------
         August 13, 2004; provided that if any such date is not a Business Day, the Revolving Credit Commitment Termination Date shall be the immediately preceding Business Day.

                  "Revolving Credit Exposure" means, with respect to any
                   -------------------------
         Revolving Credit Lender at any time, the sum of the outstanding principal amount of such Revolving Credit Lender's Revolving Credit Advances and its Letter of Credit Exposure at such time.

                  "Revolving Credit Lender" means a Lender with a Revolving
                   -----------------------
         Credit Commitment or, if the Revolving Credit Commitments have terminated or expired, a Lender with Revolving Credit Exposure.

                  "Revolving Credit Note" means a promissory note of a
                   ---------------------
         Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender to such Borrower.

                  "Rolling Period" means, as at any date, the period of four
                   --------------
         consecutive calendar quarters ending on or most recently ended prior to such date.

                  "Screen" means, for any Currency, the relevant display
                   ------
         page for Eurocurrency Rates for such Currency (as determined by the Administrative Agent) on the Telerate Service; provided that, if the Administrative Agent determines that there is no such relevant display page for Eurocurrency Rates for such Currency, "Screen"
                                                                 ------
         shall mean the relevant display page for Eurocurrency Rates for such Currency (as determined by the Administrative Agent) on the Reuter Monitor Money Rates Service.

                  "Second Currency" has the meaning specified in Section
                   ---------------
         9.11.

                  "Secured Parties" means, collectively, the Collateral
                   ---------------
         Agent, the Lenders and Administrative Agent hereunder, the lenders and the Astaris Administrative Agent under the Astaris Credit Agreement and the purchasers and the Co-gen Agent under the Co-gen Participation Agreement (and, in respect of any Hedging Obligations, any affiliate of a Lender that shall have entered into the respective hedging agreement giving rise to such Hedging Obligations).

                  "Security Documents" means the Non-Sharing Security
                   ------------------
         Documents and the Sharing Security Documents.

                  "Senior Lien Limit" means, as at any date, the lesser of
                   -----------------
         (i) $236,000,000, as the same may from time to time be increased pursuant to Section 6.01(m) and (ii) the sum of the aggregate amount of Term Advances, the Revolving Credit Exposure, the Synthetic Lease Obligations, the Term Loan Facility Obligations, the Designated Letter of Credit Obligations, the Hedging Obligations and the Make-Whole Obligations outstanding on such date.

                  "Sharing Intercreditor Agreement" means the Intercreditor
                   -------------------------------
         and Collateral Trust Agreement substantially in the form of Exhibit K hereto between the Company, CPFilms


                              Credit Agreement
                              ----------------

         Inc., the Administrative Agent, the Astaris Administrative Agent, the Co-gen Agent and the Collateral Trustee.

                  "Sharing Mortgages" means, collectively, one or more
                   -----------------
         instruments of Mortgage, Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by the Company or CPFilms Inc. in favor of the Collateral Trustee for the benefit of the holders of the Sharing Obligations (or in favor of a trustee for the benefit of the Collateral Trustee and the holders of the Sharing Obligations), covering the Existing Mortgaged Facilities and the New Mortgaged Facilities and securing the Sharing Obligations.

                  "Sharing Obligations" means, collectively, (i) the
                   -------------------
         Non-Sharing Obligations and (ii) the obligations of the Company (and of any Subsidiary Guarantor that shall have Guaranteed the securities issued) under the Existing Notes Indentures (and all notes and debentures issued thereunder) and, to the extent designated by the Company pursuant to Section 6.01(o) for purposes hereof, any New Notes Indenture.

                  "Sharing Security Agreement" means the Sharing Security
                   --------------------------
         Agreement substantially in the form of Exhibit L hereto between the Company, CPFilms Inc., each of the other Subsidiaries of the Company from time to time party thereto and the Collateral Trustee.

                  "Sharing Security Documents" means the Sharing
                   --------------------------
         Intercreditor Agreement, the Sharing Mortgages and the Sharing Security Agreement.

                  "Single Employer Plan" means a single employer plan, as
                   --------------------
         defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company (or its predecessor's chemicals business) or any of its ERISA Affiliates and no Person other than the Company (or its predecessor's chemicals business) and its ERISA Affiliates or (b) was so maintained and in respect of which the Company (or its predecessor's chemicals business) or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Solutia Europe" means Solutia Europe S.A./N.V., a
                   --------------
         corporation organized under the laws of Belgium.

                  "Solutia Germany" means Solutia Germany GmbH and Co. KG, a
                   ---------------
         partnership organized under the laws of the Federal Republic of Germany.

                  "Solutia UK" means Solutia UK Holdings Limited, a
                   ----------
         corporation organized under the laws of England and Wales.

                  "Solvent" means, with respect to any Person on a
                   -------
         particular date, that on such date (a) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (c) such Person is not engaged in business or a transaction, and is not about to


                              Credit Agreement
                              ----------------
         engage in business or a transaction, for which such Person's property would be unreasonably small in relation to such business or such transaction.

                  "Specified Currency" has the meaning specified in Section
                   ------------------
         9.11.

                  "Specified Joint Venture" means a joint venture or other
                   -----------------------
         Person (other than a Consolidated Subsidiary of the Company) of which (or in which) at least 50% of the Ownership Interests thereof is at the time directly or indirectly owned by the Company, by the Company and one or more of its Consolidated Subsidiaries or by one or more of the Company's Consolidated Subsidiaries, provided that the Company's joint venture partners in such joint venture or other Person do not, in the aggregate, control (or possess the ability to control) such joint venture or other Person. For purposes of this definition, a "joint venture partner" means a Person that owns any Ownership Interests in the related joint venture or other Person and that is not the Company or one of its Consolidated Subsidiaries.

                  "Specified Lender" has the meaning specified in Section
                   ----------------
         2.15(g).

                  "Specified Place" has the meaning specified in Section
                   ---------------
         9.11.

                  "Subsidiary" of any Person means any corporation,
                   ----------
         partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of the Ownership Interests thereof is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Subsidiary Guarantors" means, collectively, (a) each of
                   ---------------------
         the Subsidiaries of the Company contemplated to be signatories, as "Subsidiary Guarantors" to the Non-Sharing Security and Guarantee Agreement (as provided in the form thereof attached as Exhibit I hereto) and (b) each Domestic Subsidiary of the Company that holds any pledged shares of capital stock of Solutia Europe, Solutia UK or Monchem International, Inc. and (c) each other Domestic Subsidiary of the Company that becomes a party to the Non-Sharing Security and Guarantee Agreement as contemplated by Section 6.01(l).

                  "Swiss Borrowers" means, any of AMCIS AG, Carbogen
                   ---------------
         Laboratories (Aarau) AG and Carbogen Laboratories (Neuland) AG.

                  "Swiss Security Documents" means, collectively, one or
                   ------------------------
         more assignments, security agreements and other instruments from time to time executed and delivered by any of the Swiss Borrowers (in each case as the same shall be modified and supplemented and in effect from time to time) and creating Liens for the benefit of the Administrative Agent and the Lenders as security for the obligations of each of the Swiss Borrowers hereunder covering all of their property, plant, equipment, inventory, receivables and all material patents of the Swiss Borrowers used in connection with production at the facilities applied for or issued in the United States of America or Europe and included in such property, plant and equipment so pledged by the Swiss Borrowers, and all material trademarks of the Swiss Borrowers registered in the United States of America or Europe and, to the extent not requiring third-party consent, other intellectual property of the Swiss Borrowers, in each case excluding those jurisdictions


                              Credit Agreement
                              ----------------
         where obtaining such Liens is not practicable, or where the costs of obtaining such Liens outweigh the benefits of obtaining the Lien, in the determination of the Administrative Agent.

                  "Syndication Agent" has the meaning specified in the
                   -----------------
         recital of parties to this Agreement.

                  "Synthetic Lease Obligations" has the meaning specified in
                   ---------------------------
         the Non-Sharing Security and Guarantee Agreement.

                  "Taxes" has the meaning specified in Section 2.15(a).
                   -----

                  "Term Advance" means a loan by a Lender to a Borrower as
                   ------------
         part of a Term Borrowing and refers to a Base Rate Advance or a Eurocurrency Rate Advance, each of which shall be a "Type" of Term
                                                              ----
         Advance.

                  "Term Borrowing" means a borrowing consisting of
                   --------------
         simultaneous Term Advances of the same Type made by each of the Lenders pursuant to Section 2.01(b).

                  "Term Commitment" means, as to each Lender, the obligation
                   ---------------
         of such Lender to make the Term Advances (or to have Advances outstanding under the Existing Credit Agreement designated as Term Advances) on the Restatement Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages hereof under the caption "Term Commitment" or, in the case of a Person that becomes a Lender after the execution and delivery hereof but prior to the Restatement Date pursuant to an assignment permitted under Section 9.07, as specified in the Register (as such Commitment may be reduced from time to time pursuant hereto). The original aggregate principal amount of the Term Commitments is $300,000,000.

                  "Term Lender" means a Lender with a Term Commitment or an
                   -----------
         outstanding Term Advance.

                  "Term Loan Facility Lenders" has the meaning specified in
                   --------------------------
         the Non-Sharing Security and Guarantee Agreement.

                  "Term Loan Facility Obligations" has the meaning specified
                   ------------------------------
         in the Non-Sharing Security and Guarantee Agreement.

                  "Term Maturity Date" means August 13, 2004; provided that
                   ------------------
         if any such date is not a Business Day, the Term Maturity Date shall be the immediately preceding Business Day

                  "Term Note" means a promissory note of a Borrower payable
                   ---------
         to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of such Borrower to such Lender resulting from a Term Advance made by such Lender to such Borrower.


                              Credit Agreement
                              ----------------

                  "Termination Letter" has the meaning specified in Section
                   ------------------
         2.17(b).

                  "Title Companies" has the meaning specified in Section
                   ---------------
         6.01(k).

                  "2002 Notes" means the 6.50% notes of the Company due in
                   ----------
         2002.

                  "2002 Notes Maturity Amount" means, as at the Restatement
                   --------------------------
         Date, an amount equal to the sum of (i) the aggregate outstanding principal amount of the 2002 Notes on the Restatement Date plus
         (ii) the aggregate amount of interest that will accrue on such principal amount from the Restatement Date through the maturity date of the 2002 Notes, provided that in no event shall the 2002 Notes Maturity Amount exceed $154,875,000.

                  "2009 Notes Indenture" means the Indenture dated as of
                   --------------------
         July 9, 2002 between SOI Funding Corp., a Delaware corporation, and HSBC Bank USA, a New York banking corporation, as trustee, providing for the issuance by SOI Funding Corp. of its 11.25% Senior Secured Notes due 2009, as modified pursuant to a Supplemental Indenture providing for the assumption by the Company of all of the obligations of SOI Funding Corp. under such Indenture and in respect of such Senior Secured Notes.

                  "Type" shall have the meaning specified in the definitions
                   ----
         of "Revolving Credit Advance" and "Term Advance" in this Section
         1.01.

                  "Voting Stock" means capital stock issued by a
                   ------------
         corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Wholly Owned Subsidiary" means, with respect to any
                   -----------------------
         Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than directors' or similar qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

                  "Withdrawal Liability" has the meaning specified in Part I
                   --------------------
         of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Computation of Time Periods. In this
                                ---------------------------
Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms and Determinations. Except
                                -----------------------------------
as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect on December 31, 2001, applied on a basis consistent with the preparation of the financial statements as at December 31, 2001 referred to in Section 5.01(e).

                  SECTION 1.04. Currencies; Currency Equivalents. At any
                                --------------------------------
time, any reference in the definition of the term "Euros" or in any other provision of this Agreement to the currency of


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                              ----------------
the participating member states of the European Union means the lawful currency of such participating member states at such time whether the name of such currency is the same as it was on the date hereof. Except as provided in Section 2.10(c) and Section 2.13(e), for purposes of determining
(i) whether the amount of any Borrowing, together with all other Borrowings then outstanding or to be borrowed at the same time as such Borrowing, would exceed the aggregate amount of the Commitments, (ii) the aggregate unutilized amount of the Commitments and (iii) the outstanding aggregate principal amount of Borrowings, the outstanding principal amount of any Borrowing that is denominated in Euros shall be deemed to be the Dollar Equivalent of the amount of Euros of such Borrowing determined as of the date of such Borrowing. Wherever in this Agreement in connection with a Borrowing or Advance an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Advance is denominated in Euros, such amount shall be the relevant Euro Equivalent of such Dollar amount (rounded to the nearest 1,000 units of Euros).

                  SECTION 1.05. Terms Generally. The definitions of terms
                                ---------------
herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                 ARTICLE II

             AMOUNTS AND TERMS OF ADVANCES AND LETTERS OF CREDIT

                  SECTION 2.01.  The Advances.
                                 ------------

                  (a) The Revolving Credit Advances. Each Revolving Credit
                      -----------------------------
Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to the Company and any Designated Borrower (in Dollars or in Euros, at the election of the Company on its own behalf or on behalf of the applicable Borrower) from time to time on any Business Day during the period from and including the Restatement Date to but excluding the Revolving Credit Commitment Termination Date in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Credit Lender's Revolving Credit Commitment; provided that in no event shall any Revolving Credit Advance be made by any Revolving Credit Lender if, after


                              Credit Agreement
                              ----------------
giving effect thereto, such Revolving Credit Lender's Revolving Credit Exposure would exceed the amount of its Revolving Credit Commitment.

                  On the Restatement Date all Advances of each Lender under the Existing Credit Agreement that are not designated as Term Advances hereunder pursuant to subsection (b) of this Section 2.01 shall automatically, without any action on the part of any Person, be deemed to be Revolving Credit Advances of the Company hereunder.

                  (b) The Term Advances. On the Restatement Date (i) all
                      -----------------
Advances outstanding by each Lender to Solutia Germany under the Existing Credit Agreement shall be designated as Term Advances to Solutia Germany hereunder and (ii) a portion of the Advances outstanding by each Lender to the Company under the Existing Credit Agreement that, when taken together with the Advances outstanding to Solutia Germany, shall total $300,000,000 shall be designated as Term Advances hereunder. In addition, immediately following such designation as Term Advances to the Company hereunder, the Lenders shall make Term Advances in Dollars to each European Borrower in the respective aggregate amounts set forth below, ratably in accordance with their respective Term Commitments, the proceeds of which will be immediately applied by each European Borrower to the making of intercompany loans to Monchem International, Inc. (in the case of Solutia Germany, such Advance and intercompany loan to be in addition to the Advance and intercompany loan previously made by the Lenders to Solutia Germany pursuant to the Existing Credit Agreement), the proceeds of which intercompany loans the Company shall cause Monchem International, Inc. to immediately dividend to it, which dividends shall then be immediately applied to the prepayment of Term Advances outstanding to the Company after giving effect to such designation. The aggregate amount of the Term Advances to be made to each European Borrower shall be equal to the respective amount set forth below opposite such the name of such Borrower:

                       Borrower                                 Amount
                       --------                                 ------

                  Solutia Germany                              $50,000,000
                  AMCIS AG                                     $12,000,000
                  Carbogen Laboratories (Aarau) AG              $8,000,000
                  Carbogen Laboratories (Neuland) AG            $5,000,000

The Term Advances to be made by each Lender to the European Borrowers will be allocated among such Borrowers, will be of the same Type and, if applicable and notwithstanding the definition of "Interest Period" in
Section 1.01, will have Interest Periods of the same durations as the Interest Periods outstanding under the Existing Credit Agreement on the Restatement Date, so that no compensation will be required to be paid by the Company to the Lenders pursuant to Section 9.04(c) as a result of such Term Advances.

                  SECTION 2.02.  Making the Advances.
                                 -------------------

                  (a) Requests for Revolving Credit Borrowing. Each
                      ---------------------------------------
Revolving Credit Borrowing shall be made on notice, given not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing (in the case of a Revolving Credit Borrowing to consist of Eurocurrency Rate Advances), or by 11:00 a.m. (New York City time) on the day of the proposed Revolving Credit Borrowing (in the case of a Revolving Credit


                              Credit Agreement
                              ----------------

Borrowing to consist of Base Rate Advances), by the Company (on its own behalf and on behalf of the other Borrowers) to the Administrative Agent, which shall give to each Lender prompt notice thereof. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall
                               ------------------------------------
be by telecopier or by telex, confirmed immediately in writing, in substantially the form of Exhibit B hereto, specifying therein (i) the date of such Revolving Credit Borrowing, (ii) the Type of Revolving Credit Advances comprising such Revolving Credit Borrowing, (iii) the aggregate amount of such Revolving Credit Borrowing and the Currency thereof (except that Base Rate Advances must be denominated in Dollars), (iv) in the case of a Revolving Credit Borrowing consisting of Eurocurrency Rate Advances, the initial Interest Period for each such Revolving Credit Advance and (v) the name of the Borrower of such Revolving Credit Advance (which shall be the Company or a Designated Borrower). Each Revolving Credit Lender shall on the date of such Revolving Credit Borrowing, before 11:00 a.m. (New York City time), in the case of a Revolving Credit Borrowing to consist of Eurocurrency Rate Advances, and before 1:00 p.m. (New York City time), in the case of a Revolving Credit Borrowing to consist of Base Rate Advances, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 9.02, in the relevant Currency and in same day funds, such Revolving Credit Lender's ratable portion of such Revolving Credit Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV, the Administrative Agent will make such funds available to the Company at the Administrative Agent's aforesaid address (or, in the case of a Revolving Credit Borrowing by a Designated Borrower, the Administrative Agent will make such funds available to the relevant Borrower in such manner as the Administrative Agent and the Company may agree).

                  (b) Suspension of Certain Eurocurrency Borrowings.
                      ---------------------------------------------
Anything above to the contrary notwithstanding (1) no Borrower may select Eurocurrency Rate Advances for any Revolving Credit Borrowing if the obligation of the Revolving Credit Lenders to make Eurocurrency Rate Advances shall then be suspended pursuant to Section 2.08 or 2.12 (except as otherwise provided in Section 2.12(b)(ii)) and (2) Base Rate Advances shall be denominated solely in Dollars.

                  (c) Requests Binding. Each Notice of Revolving Credit
                      ----------------
Borrowing shall be binding on the Company and each Designated Borrower. In the case of any Borrowing that the related Notice of Revolving Credit Borrowing specifies is to consist of Eurocurrency Rate Advances, the Company (and, if a Designated Borrower is the borrower of the related Advances, such Designated Borrower) shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any revocation of such Notice of Revolving Credit Borrowing by the Company (or such Designated Borrower) or any failure to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Borrowing the applicable conditions set forth in Article IV, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such revocation or failure, is not made on such date.

                  (d) Presumption by Administrative Agent. Unless the
                      -----------------------------------
Administrative Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing (in the case of a Revolving Credit Borrowing to consist of Eurocurrency Rate Advances) and not later than 12:00 noon (New York City time) on the Business Day of the proposed Revolving Credit

                              Credit Agreement
                              ----------------

Borrowing (in the case of a Revolving Credit Borrowing to consist of Base Rate Advances) that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02, and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount; provided that nothing in this subsection (d) shall be construed to relieve any Lender from any obligation hereunder to make available to the Administrative Agent its ratable portion of such Borrowing in accordance with said subsection (a). If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the relevant Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at such time to the Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (e) Obligations Several. The failure of any Lender to make
                      -------------------
the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  SECTION 2.03.  Terms of Revolving Credit Advances.
                                 ----------------------------------

                  (a) Minimum Amounts. Each Revolving Credit Borrowing shall
                      ---------------
be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, or the aggregate amount of the unused portion of the Lenders' Revolving Credit Commitments; provided that any Borrowing in an aggregate amount less than $5,000,000 shall consist solely of Base Rate Advances. In addition, each Revolving Credit Borrowing shall consist of Advances of the same Type and having the same Interest Period made on the same day by the Lenders.

                  (b) Advances Made Ratably. The Revolving Credit Advances
                      ---------------------
shall be made by the Revolving Credit Lenders ratably according to their respective Revolving Credit Commitments.

                  (c) Borrowings and Repayments. Within the limits described
                      -------------------------
in Sections 2.01(a) and (b), the Borrowers may borrow under Section 2.01 and/or obtain the issuance of Letters of Credit under Section 2.18, prepay pursuant to Section 2.10 and, with respect to Revolving Credit Borrowings, on or prior to the Revolving Credit Commitment Termination Date, reborrow under Section 2.01.

                  SECTION 2.04.  Fees.
                                 ----

                  (a) Commitment Fee. The Company agrees to pay to the
                      --------------
Administrative Agent for the account of each Revolving Credit Lender a commitment fee (the "Commitment Fee") in Dollars at a rate of 1.00% per
                     --------------
annum on the aggregate unused amount of such Revolving Credit Lender's


                              Credit Agreement
                              ----------------

Revolving Credit Commitment from the Restatement Date (in the case of each Initial Lender) and the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Credit Lender (in the case of each other Revolving Credit Lender), until the Revolving Credit Commitment Termination Date. The Commitment Fee shall be payable quarterly in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date.

                  (b) Letter of Credit Commission, Etc. The Company shall
                      ---------------------------------
pay to the Administrative Agent in Dollars (i) for the account of the L/C Issuer in respect of each Letter of Credit, a fronting fee in an amount separately agreed to between the Company and the L/C Issuer and (ii) for the account of each Revolving Credit Lender, a commission on such Lender's Applicable Percentage of the average daily aggregate Available Amount of all Letters of Credit outstanding from time to time at a rate per annum equal to the Applicable Margin for Eurocurrency Advances in effect from time to time. The fees described in this paragraph shall be payable in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day.

                  (c) Letter of Credit Expenses. The Borrower shall pay to
                      -------------------------
the L/C Issuer, for its own account, such issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of the Letters of Credit as the L/C Issuer normally charges in respect of the issuance and administration of similar letters of credit.

                  (d) Extension Fees. The Company agrees to pay to the
                      --------------
Administrative Agent for the account of each Lender on the Restatement Date, an extension fee in Dollars equal to 3.00% of the aggregate amount of such Lender's outstanding Revolving Credit Exposures, outstanding Term Advances and unused Commitments on the Restatement Date immediately after giving effect hereto.

                  SECTION 2.05.  Termination and Reduction of Commitments.
                                 ----------------------------------------

                  (a) Mandatory. Unless previously terminated, (i) the Term
                      ---------
Commitments of each Term Lender shall be automatically reduced to zero at 5:00 p.m. (New York City time) on the Restatement Date and (ii) the Revolving Credit Commitment of each Revolving Credit Lender shall be automatically reduced to zero at 5:00 p.m. (New York City time) on the Revolving Credit Commitment Termination Date. In addition, the Revolving Credit Commitments shall automatically reduce on the dates and in the amounts provided in Section 2.18(a)(i)(y).

                  (b) Optional. The Company (on its own behalf and on behalf
                      --------
of the other Borrowers) shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Revolving Credit Commitments, provided that (i) the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders shall not be reduced to an amount which is less than the aggregate principal amount of the Revolving Credit Exposure then outstanding; (ii) each partial reduction shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof; and (iii) any such reductions shall be applied to the Revolving Credit Commitments of the Revolving Credit Lenders ratably in accordance with the respective amounts thereof.


                              Credit Agreement
                              ----------------

                  (c) No Reinstatement. Commitments once terminated or
                      ----------------
reduced may not be reinstated.

                  SECTION 2.06.  Repayment of Advances; Evidence of Debt.
                                 ---------------------------------------

                  (a) Revolving Credit Advances. Each Borrower shall repay
                      -------------------------
the principal amount of each Revolving Credit Advance made by each Revolving Credit Lender to such Borrower, in the Currency of such Advance, and each Advance made by such Revolving Credit Lender shall mature, on the Revolving Credit Commitment Termination Date.

                  In addition, if following any reduction of Revolving Credit Commitments pursuant to Section 2.10, the total Revolving Credit Exposures shall exceed the Revolving Credit Commitments, the Company shall (and shall cause each of the other Borrowers to which any Revolving Credit Advances shall have been made to), first, prepay Revolving Credit Advances and, second, provide cover for Letter of Credit Exposures as specified in
Section 2.10(i) in an aggregate amount equal to such excess.

                  (b) Term Advances. The Company shall (and shall cause each
                      -------------
of the other Borrowers to which any Term Advances shall have been made to) repay the principal amount of the Term Advances made by the Term Lenders to the Company (or to such respective Borrower) on the Principal Payment Dates (subject to adjustment pursuant to subsection (c) of this Section 2.06) as follows (the amounts set forth below representing the aggregate amount of such payment to be made as to all Borrowers):

                  Principal Payment Date              Amount of Installment
                  ----------------------              ---------------------

                  December 31, 2002                      $25,000,000
                  December 31, 2003                      $50,000,000
                  June 30, 2004                          $25,000,000
                  August 13, 2004                        balance

                  All payments of Term Advances shall be applied first to Term Advances made to the Company and second to Term Advances made to the European Borrowers (in each case applied first, ratably to the Term Advances made to the Swiss Borrowers and second, to the Term Advances made to Solutia Germany) with a concurrent (i) recontribution by the Company to the equity of Monchem International, Inc. of an amount equal to the amount of dividends paid by Monchem International, Inc. to the Company referred to in Section 2.01(b), and (ii) repayment by Monchem International, Inc. in like amount of the respective intercompany loans referred to in Section 2.01(b) made by each European Borrower to Monchem International, Inc. (in each case to the extent that the funds used to repay the Term Advances of the European Borrowers originate with the Company or its Domestic Subsidiaries).

                  Notwithstanding the foregoing, any Term Lender shall have the right to refuse all or any portion of any such payment allocable to its Term Advances (other than amounts payable at maturity) pursuant to this
Section 2.06(b), and any amount so refused will be applied to the payment of Term Advances to the extent thereof of the other Term Lenders not so refusing such payment and any excess remaining thereafter being applied ratably to the remaining Term Advances.


                              Credit Agreement
                              ----------------

                  (c) Adjustment of Amortization Schedule. Any prepayment
                      -----------------------------------
(whether optional or mandatory) of a Term Advance pursuant to Section 2.10 shall be applied to reduce the subsequent scheduled repayments of the Term Advances to be made pursuant to this Section 2.06 in inverse order of maturity. To the extent not previously paid, all Term Advances shall be due and payable on the Term Maturity Date.

                  (d) Note Option. Any Lender may request that any Revolving
                      -----------
Credit or Term Advances made or to be made by it to a Borrower be evidenced by a Note, payable by such Borrower. In such event, the Company (on its own behalf and on behalf of the other Borrowers) shall prepare, have executed by the relevant Borrower and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form of Exhibit A-1 (in the case of Revolving Credit Advances) or A-2 (in the case of Term Advances). If a Lender whose Advances are so evidenced by a Note thereafter assigns such Advances, such Advances will be evidenced by a Note only if the assignee so requests in accordance with this Section 2.06(d) and Section 9.07.

                  SECTION 2.07.  Interest on Advances, Etc.
                                 -------------------------

                  (a) Scheduled Interest. Each Borrower shall pay interest
                      ------------------
on the unpaid principal amount of each Advance owing by such Borrower to each Lender, in the Currency in which such Advance is denominated, from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such
                      ------------------
         Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus
         (b) the Applicable Margin in effect from time to time, payable in arrears quarterly on each Quarterly Date during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurocurrency Rate Advances. During such periods as
                       --------------------------
         such Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurocurrency Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurocurrency Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the
                      ----------------
continuance of any Event of Default, each Borrower shall pay interest on the unpaid principal amount of each Advance owing by such Borrower to each Lender, in the Currency in which such Advance is denominated, payable in arrears on the dates referred to in subsection (a)(i) or (a)(ii) of this
Section 2.07, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to subsection (a)(i) or (a)(ii) of this Section 2.07.


                              Credit Agreement
                              ----------------

                  (c) Payment Premium. Upon any payment of principal of the
                      ---------------
Term Advances after the Restatement Date (whether at stated maturity, optional or mandatory prepayment or otherwise), the Company shall pay to the Term Lenders a premium in the amount of 2% of the principal paid (for all amounts either due or paid on or before the date 12 months after the Restatement Date) and 1% of the principal paid (for all amounts paid after the date 12 months after the Restatement Date other than amounts as to which the 2% premium applies as described above).

                  SECTION 2.08.  Interest Rate Determination.
                                 ---------------------------

                  (a) Rates Not Covering Costs. If, with respect to any
                      ------------------------
Eurocurrency Rate Advances denominated in any Currency, the Majority Revolving Credit Lenders or Majority Term Lenders, as applicable, shall notify the Administrative Agent that the Eurocurrency Rate for any Interest Period for such Advances in such Currency will not adequately reflect the cost to such Lenders of making, funding or maintaining their respective Eurocurrency Rate Advances in such Currency for such Interest Period, the Administrative Agent shall forthwith so notify the Company and such Lenders, whereupon (i) if such Currency is Euros, the related Notice of Borrowing shall be ineffective, (ii) if such Currency is Dollars, such Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (iii) regardless of Currency, the obligation of the Lenders to make, or (in the case of Dollars) to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

                  (b) Failure to Elect. If the Company shall fail to select
                      ----------------
the duration of any Interest Period for any Eurocurrency Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Company and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                  (c) Automatic Conversion into Base Rate Advances. On the
                      --------------------------------------------
date on which the aggregate unpaid principal amount of Eurocurrency Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances and on and after such date the right of the Borrowers to Convert such Advances shall terminate.

                  (d) Events of Default. Upon the occurrence and during the
                      -----------------
continuance of any Event of Default, (i) each Eurocurrency Rate Advance denominated in Dollars will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances denominated in Dollars into, Eurocurrency Rate Advances shall be suspended.

                  SECTION 2.09. Optional Conversion of Advances. The Company
                                -------------------------------
(on its own behalf and on behalf of the other Borrowers) may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all Dollar-denominated Advances of one Type comprising the same Borrowing by a Borrower into Dollar-denominated Advances owing by such Borrower of the other Type; provided that any Conversion of Dollar-denominated Eurocurrency Rate Advances into Base Rate Advances


                              Credit Agreement
                              ----------------
shall be made only on the last day of an Interest Period for such Eurocurrency Rate Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion,
(ii) the Advances to be Converted, and (iii) if such Conversion is into Eurocurrency Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Company and each other Borrower.

                  SECTION 2.10.  Prepayments, Etc.
                                 -----------------

                  (a) Optional Payments of Advances. Each Borrower may, upon
                      -----------------------------
notice by the Company to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, given to the Administrative Agent not later than 11:00 a.m. (New York City time) on the proposed date in the case of Base Rate Advances and at least three Business Days prior to the proposed date in the case of Eurocurrency Rate Advances and specifying whether such prepayment is to be made with respect to Revolving Credit Advances or Term Advances, and if such notice is given by the Company the applicable Borrower shall, prepay the outstanding principal amount of such Advances owing by such Borrower in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that (1) (x) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurocurrency Rate Advance, the applicable Borrower and the Company shall be jointly and severally obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(c) and (2) anything herein to the contrary notwithstanding, no prepayments may be applied to the Term Advances made to the European Borrowers until all Advances made to the Company that are at the time outstanding have been paid in full or are concurrently paid in full. All optional prepayments of the Term Advances made to the European Borrowers shall be made first, ratably to the Term Advances made to the Swiss Borrowers and second, to the Term Advances made to Solutia Germany, with a concurrent (i) recontribution by the Company to the equity of Monchem International, Inc. of an amount equal to the amount of dividends paid by Monchem International, Inc. to the Company referred to in Section 2.01(b) and (ii) repayment by Monchem International, Inc. in like amount of the respective intercompany loans referred to in Section 2.01(b) made by each European Borrower to Monchem International, Inc. (in each case to the extent that the funds used to repay the Term Advances of the European Borrowers originate with the Company or its Domestic Subsidiaries).

                  (b) Change of Control. If any Change of Control shall
                      -----------------
occur, then, upon notice to the Company by the Administrative Agent (acting at the request, or with the consent, of the Majority Lenders) to such effect and stating that the same is a "Change of Control Prepayment Notice", the Commitments shall be automatically reduced to zero and each Borrower shall prepay the Advances made to such Borrower, and provide cover for Letters of Credit as specified in subsection (i) of this Section 2.10 issued for account of such Borrower, in full.

                  (c)  Changes in Dollar/Euro Exchange Rate.
                       ------------------------------------

                  (i) Determination of Amount Outstanding. On each Quarterly
                      -----------------------------------
         Date and promptly upon the receipt by the Administrative Agent of a Currency Valuation Notice (as defined below), the Administrative Agent shall determine the aggregate outstanding principal amount of the Revolving Credit Advances. For the purpose of this determination, the outstanding principal amount of any Revolving Credit Advance that is denominated in


                              Credit Agreement
                              ----------------

         Euros shall be deemed to be the Dollar Equivalent of the amount in Euros of such Advance, determined as of such date or, in the case of a Currency Valuation Notice received by the Administrative Agent prior to 11:00 a.m. (New York City time) on a Business Day, on such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Administrative Agent shall promptly notify the Lenders and the Company thereof.

                  (ii) Prepayment. If, on the date of such determination the
                       ----------
         aggregate outstanding amount of the Revolving Credit Exposures exceeds 105% of the aggregate amount of the Revolving Credit Commitments as then in effect, the Company shall, if requested by the Majority Revolving Credit Lenders (through the Administrative Agent), cause the Borrowers to prepay the Revolving Credit Exposures in such amount as shall be necessary so that after giving effect thereto the aggregate outstanding amount of the Revolving Credit Exposures does not exceed the Revolving Credit Commitments.

For purposes hereof, "Currency Valuation Notice" means a notice given by the
                      -------------------------
Majority Revolving Credit Lenders to the Administrative Agent stating that such notice is a "Currency Valuation Notice" and requesting that the Administrative Agent determine the aggregate outstanding amount of the Revolving Credit Exposures. The Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period.

                  (d) Guaranteed Obligations. If (i) the obligations of the
                      ----------------------
Company under Article III with respect to any outstanding Guaranteed Obligations owing by any Designated Borrower (herein, the "Affected
                                                           --------
Borrower") shall for any reason (x) be terminated, (y) cease to be in full
--------
force and effect or (z) not be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, and (ii) such condition continues unremedied for 15 days after written notice thereof shall have been given to the Company by the Administrative Agent or any Lender, then the Affected Borrower shall, no later than the 15th day after the date of such notice, prepay (and the Company shall cause to be prepaid) the full principal of and interest on the Advances owing by, and the Notes payable by, such Affected Borrower and all other amounts whatsoever payable hereunder by such Affected Borrower (including all amounts payable under Section 9.04(c) as a result of such prepayment).

                  (e) Sale of Assets. Without limiting any obligation of the
                      --------------
Company to obtain the consent of the Majority Lenders pursuant to Section
9.01 to any Disposition not otherwise permitted hereunder, in the event that the Net Cash Proceeds of any Disposition (herein, the "Current
                                                       -------
Disposition"), and of all Dispositions after the date hereof but prior to
-----------
the date of the Current Disposition as to which a prepayment has not yet been made under this paragraph, shall exceed $10,000,000 then, no later than two Business Days prior to the occurrence of the Current Disposition, the Company will deliver to the Lenders a statement, certified by a senior financial officer of the Company, in form and detail satisfactory to the Administrative Agent, of the estimated amount of the Net Cash Proceeds of the Current Disposition and of all such prior Dispositions and will, and will cause each other Borrower to, prepay the Advances (and provide cover for Letters of Credit as specified in subsection (i) of this Section 2.10), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of


                              Credit Agreement
                              ----------------
the Net Cash Proceeds of the Current Disposition and such prior
Dispositions, such prepayment to be applied in accordance with subsection
(h) of this Section 2.10.

                  (f) Casualty Event. If any Net Cash Proceeds are received
                      --------------
by the Company or any of its Subsidiaries in respect of any Casualty Event and, pursuant to any Mortgage are required at any time to be applied to the "Solutia Credit Agreement Obligations" (as defined in the Non-Sharing Security and Guarantee Agreement) then the Company shall, or if applicable shall direct the Collateral Agent or Collateral Trustee, as applicable, to, apply such Net Cash Proceeds to prepay the Advances (and provide cover for Letters of Credit as specified in subsection (i) of this Section 2.10), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of such Net Cash Proceeds required to be so applied. Nothing in this paragraph shall be deemed to limit any obligation of the Company or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account maintained by the Collateral Agent or Collateral Trustee pursuant to any of the Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event, such prepayment to be applied in accordance with subsection (h) of this Section 2.10.

                  (g) Capital Markets Transactions. Upon any Capital Markets
                      ----------------------------
Transaction, the Company will, and will cause each other Borrower to, prepay the Advances, and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Cash Proceeds thereof, such prepayment to be applied in accordance with subsection (h) of this Section 2.10; provided that the Net Cash Proceeds received on the Restatement Date
      --------
in connection with the Company's assumption of SOI Funding Corp.'s 11.25% Senior Secured Notes described in Section 4.01(k) shall be applied as described therein and shall not be governed by this subsection (g).

                  (h) Application. Prepayments and/or reductions of the
                      -----------
Commitments described in subsections (e), (f) and (g) of this Section 2.10 shall be applied as follows:

                  first, to the prepayment of the Term Advances and the Co-gen Instruments, and to the provision of cover for the Designated Letters of Credit as provided in Section 5.04 of the Non-Sharing Security and Guarantee Agreement, in each case ratably in accordance with the respective principal amounts thereof outstanding at the time of such prepayment (such outstanding amount, in the case of the Designated Letters of Credit, to be deemed to be equal to the Designated Letter of Credit Exposure at such time), and second, after the payment in full of the Term Advances and the Co-gen Instruments, and the provision of full cover for the Designated Letters of Credit in an aggregate amount equal to the Designated Letter of Credit Exposure at such time, to first, prepay Revolving Credit Advances and second, provide cover for Letter of Credit Exposure as specified in subsection (i) of this Section 2.10 and, to the extent such prepayments are being made pursuant to subsection (e) or (f) of this Section 2.10 and result from (x) a Disposition of any property constituting collateral security under any of the Security Documents or (y) a Casualty Event affecting any such collateral security, the Revolving Credit Commitments shall be automatically reduced by the amount of such prepayment.


                              Credit Agreement
                              ----------------

No mandatory prepayments of the Term Advances may be applied to the Term Advances made to the European Borrowers until all Advances made to the Company that are at the time outstanding have been paid in full or are concurrently paid in full. All mandatory prepayments of the Term Advances made to the European Borrowers shall be made first, ratably to the Term Advances made to the Swiss Borrowers and second, to the Term Advances made to Solutia Germany, with a concurrent (i) recontribution by the Company to the equity of Monchem International, Inc. of an amount equal to the amount of dividends paid by Monchem International, Inc. to the Company referred to in Section 2.01(b) and (ii) repayment by Monchem International, Inc. in like amount of the respective intercompany loans referred to in Section 2.01(b) made by each European Borrower to Monchem International, Inc.

                  Notwithstanding any other provision herein to the contrary, (1) if any amounts are due and payable under this Agreement, the Astaris Guaranty Agreement, the Co-gen Participation Agreement, the Co-gen Guaranty Agreement, the Co-gen Lease, any Hedging Agreements or any Term Loan Facility Obligations, or in respect of any Designated Letter of Credit, at the time of a Disposition or upon any Capital Markets Transaction then prepayments in accordance with subsections (e), (f) and (g) of this Section
2.10 are to be shared ratably by the Secured Parties in accordance with their respective Relevant Prepayment Percentages and the Commitments shall be reduced only by the amount of prepayments allocable to this Agreement and
(2) any Net Cash Proceeds received pursuant to subsection (e) or (f) of this
Section 2.10 which constitutes collateral under the Co-gen Participation Agreement or the Co-gen Lease shall be applied first to reduce the amounts outstanding under the Co-gen Instruments and thereafter to the repayment of the Advances as described above.

                  (i) Cover for Letter of Credit Exposures. If either (i) an
                      ------------------------------------
Event of Default shall occur and be continuing and the Company receives notice from the Administrative Agent at the request of the Majority Lenders (or, if the maturity of the Advances has been accelerated, at the request of Revolving Credit Lenders with Letter of Credit Exposure representing at least 66-2/3% of the total Letter of Credit Exposure) demanding the deposit of cash collateral pursuant to this paragraph, or (ii) the Company shall be required to provide cover for Letter of Credit Exposure pursuant to Section 2.06(a), this Section 2.10 or any other provision in this Agreement, the Company shall provide cover for all Letter of Credit Exposure by immediately depositing into the Collateral Account an amount in cash equal to, in the case of an Event of Default, the Letter of Credit Exposure as of such date plus any accrued and unpaid interest thereon and, in the case of cover pursuant to Section 2.06(a), this Section 2.10 or any other provision in this Agreement, the amount required under Section 2.06(a), this Section 2.10 or such other provision, as the case may be; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in Section 7.01(f). Such deposit shall be held by the Collateral Agent in the Collateral Account as collateral in the first instance for the Letter of Credit Exposure under this Agreement and thereafter for the payment of the "Secured Obligations" under and as defined in the Non-Sharing Security and Guarantee Agreement, and for these purposes the Company hereby grants a security interest to the Collateral Agent for the benefit of the Lenders in the Collateral Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein. Any amounts that remain in the Collateral Account at the time that
(i) all Letter of Credit Exposure has been paid in full and all Letters of Credit have expired or


                              Credit Agreement
                              ----------------
terminated shall (x) if no Event of Default shall at the time be continuing, be applied to the prepayment and/or reduction of commitments as provided in subsection (h) of this Section 2.10 and (y) if an Event of Default shall at the time be continuing, be applied to the Secured Obligations in accordance with the applicable provisions of the Security Documents and (ii) all Advances and Letter of Credit Exposure have been paid in full, all Commitments have been terminated and all Letters of Credit have expired or terminated shall be paid to the Company.

                  (j) Right of Term Lenders to Decline Prepayments. In the
                      --------------------------------------------
event that at the time of any prepayment required to be applied to the Term Advances there shall be any Revolving Credit Advances outstanding, any Term Lender shall have the right to refuse all or any portion of any optional or mandatory prepayment pursuant to subsection (a), (b), (e), (f) or (g) of this Section 2.10, and any amount so refused will be applied to prepay the Revolving Credit Advances to the extent thereof, but in each case without reduction of any of the Revolving Credit Commitments.

                  (k) Effect of Certain Other Indebtedness; Shared
                      --------------------------------------------
Collateral. Anything in this Agreement to the contrary notwithstanding, to
----------
the extent that any Net Cash Proceeds of any Shared Collateral (as defined in the Sharing Intercreditor Agreement) shall be received by the Company at a time when any Triggering Event (as so defined) shall have occurred and be continuing, such Net Cash Proceeds shall be retained by, or remitted to, the Collateral Trustee for application to the Secured Obligations (as so defined) in accordance with the requirements of Section 4.01 of the Sharing Intercreditor Agreement and shall not be applied to the Advances hereunder or the Co-gen Instruments, or as cover for Designated Letters of Credit, as would otherwise be required under subsection (h) of this Section 2.10.

                  SECTION 2.11.  Increased Costs.
                                 ---------------

                  (a) Change in Law. If due to either (i) the introduction
                      -------------
of or any change in or in the interpretation of any law or regulation or
(ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case, after the date hereof, there shall be any increase in the cost to any Lender (other than an increase in taxes, imposts, deductions, charges or withholdings, as to which the provisions of Section 2.15 shall be applicable) of agreeing to make or making, funding or maintaining Eurocurrency Rate Advances or agreeing to issue or acquiring a participation in any Letter of Credit (or maintaining any Letter of Credit or participation therein), then such Lender may from time to time give notice of such circumstances to the Company (with a copy to the Administrative Agent); provided that each Lender agrees, before giving any such notice, to use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased costs and would not be disadvantageous to such Lender. The amount sufficient to compensate such Lender in light of such increase in costs to such Lender or any corporation controlling such Lender shall be determined by such Lender in good faith on a basis that allocates the amounts sufficient to compensate such Lender in light of such increase ratably among all applicable Advances. A certificate specifying the event referred to in this Section 2.11(a), the amount sufficient to compensate such Lender and the basis of its computation (which shall be reasonable), submitted in good faith to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes absent manifest error. Each Lender agrees to provide reasonably prompt


                              Credit Agreement
                              ----------------
notice to the Company of the occurrence of any event referred to in the first sentence of this Section 2.11(a).

                  (b) Capital Requirements. If any Lender determines that
                      --------------------
compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) after the date hereof affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's Commitments or the issuance of the Letters of Credit (or similar contingent obligations) and other commitments of this type, then, such Lender may from time to time give notice of such circumstances to the Company (with a copy to the Administrative Agent); provided that each Lender agrees, before giving any such notice, to use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, the cost to the Lender of such increase in the amount of capital maintained by such Lender and would not be disadvantageous to such Lender. The amount sufficient to compensate such Lender in light of such increase in the amount of capital maintained by such Lender or any corporation controlling such Lender shall be determined by such Lender in good faith to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Commitments or to the issuance or maintenance of any Letters of Credit. A certificate specifying the event referred to in this Section 2.11(b), the amount sufficient to compensate such Lender and the basis of its computation (which shall be reasonable), submitted in good faith to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes absent manifest error. Each Lender agrees to provide reasonably prompt notice to the Company of the occurrence of any event referred to in the first sentence of this Section 2.11(b).

                  (c) Election by Company. The Company shall, within five
                      -------------------
days of receiving a notice from any Lender pursuant to subsection (a) or (b) of this Section 2.11, elect (and shall notify such Lender and the Administrative Agent of such election) to:

                  (i) pay to the Administrative Agent in Dollars for the account of such Lender, from time to time commencing on the date of notice by such Lender and as specified by such Lender, (A) the amount such Lender has set forth in the certificate which such Lender has delivered to the Company pursuant to subsection (a) of this Section 2.11 or (B) the amount such Lender has set forth in the certificate which such Lender has delivered to the Company pursuant to subsection (b) of this Section 2.11; or

                  (ii) if no Default shall have occurred and be continuing, require that such Lender assign to the Company's designated assignee or assignees, in accordance with the terms of Section 9.07, all Advances then owing to such Lender and all rights and obligations of such Lender hereunder; provided that (A) each such assignment shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or assignments which together cover all of the rights and obligations of the assigning Lender under this Agreement, (B) no Lender shall be obligated to make any such assignment as a result of a demand by the Company pursuant to this Section 2.11(c) unless and until such Lender shall have received one or more payments from either the Company


                              Credit Agreement
                              ----------------
         or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, all Commitment Fees and other fees payable to such Lender and all other amounts payable to such Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts (computed in accordance with this Section 2.11), and any Taxes, incurred by such Lender prior to the effective date of such assignment and amounts payable under Section 9.04(a)) and (C) each such assignment shall be made pursuant to an Assignment and Acceptance; provided that such assignment shall not be effective if, after giving effect to such assignment, the aggregate amount of the Revolving Credit Commitments and Term Advances so assigned or terminated under this
         Section 2.11, Section 2.12(b) and Section 2.15(g) during the term of this Agreement would exceed 25% of the aggregate amount of the Commitments as of the Restatement Date. Upon such payments and prepayments, the obligations of such Lender hereunder, by the provisions hereof, shall be released and discharged; provided that such Lender's rights under this Section 2.11, and Sections 2.15 and 9.04(b), and its obligations under Section 8.05, shall survive such release and discharge as to matters occurring prior to the date of termination of such Lender's Commitment.

                  SECTION 2.12.  Illegality.
                                 ----------

                  (a) Generally. Notwithstanding any other provision of this
                      ---------
Agreement, if any Lender (any such Lender being referred to herein as an "Affected Lender") shall notify the Administrative Agent that the
 ---------------
introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make Eurocurrency Rate Advances in any Currency or to fund or maintain Eurocurrency Rate Advances in any Currency hereunder, the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances in such Currency shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist; provided that such suspension shall not become effective in the event the Company requires the assignment of the Affected Lender's Advances owing to it and its other rights and obligations hereunder pursuant to subsection
(b)(ii) below. The Company's right to require an assignment in accordance with subsection (b)(ii) below shall not be effective to the extent that Lenders representing a majority of the Revolving Credit Commitments and Term Advances then outstanding shall be "Affected Lenders".

                  (b) Election by Company. The Company shall, within five
                      -------------------
days of receiving a notice from any Affected Lender pursuant to subsection
(a) of this Section 2.12, elect (and shall notify such Affected Lender and the Administrative Agent of such election) to:

                  (i) prepay in full all Eurocurrency Rate Advances in such Currency then outstanding, together with interest thereon, unless the Company, within five Business Days of notice from the Administrative Agent Converts all Eurocurrency Rate Advances of all Lenders then outstanding into Base Rate Advances in accordance with
         Section 2.09; or


                              Credit Agreement
                              ----------------

                  (ii) if no Default shall have occurred and be continuing, require that such Affected Lender assign to the Company's designated assignee or assignees, in accordance with the terms of
         Section 9.07, all Advances then owing to such Affected Lender and all rights and obligations of such Affected Lender hereunder; provided that (A) each such assignment shall be either an assignment of all of the rights and obligations of the assigning Affected Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or assignments which together cover all of the rights and obligations of the assigning Affected Lender under this Agreement, (B) no Affected Lender shall be obligated to make any such assignment as a result of a demand by the Company pursuant to this Section 2.12(b) unless and until such Affected Lender shall have received one or more payments from either the Borrowers or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Affected Lender, together with accrued interest thereon to the date of payment of such principal amount, all Commitment Fees and other fees payable to such Affected Lender and all other amounts payable to such Affected Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts (computed in accordance with Section 2.11), and any Taxes, incurred by such Affected Lender prior to the effective date of such assignment and amounts payable under Section 9.04(a)) and (C) each such assignment shall be made pursuant to an Assignment and Acceptance; provided that such assignment shall not be effective if, after giving effect to such assignment, the aggregate amount of the Revolving Credit Commitments and Term Advances so assigned or terminated under this Section 2.12(b), Section 2.11 and Section 2.15(g) during the term of this Agreement would exceed 25% of the aggregate amount of the Commitments as of the Restatement Date. Upon such payments and prepayments, the obligations of such Affected Lender hereunder, by the provisions hereof, shall be released and discharged; provided that such Affected Lender's rights under this Section 2.12, and Sections 2.11 and 9.04(b), and its obligations under Section 8.05, shall survive such release and discharge as to matters occurring prior to the date of termination of such Affected Lender's Commitment.

                  SECTION 2.13.  Payments and Computations.
                                 -------------------------

                  (a) Payments. The Borrowers shall make each payment
                      --------
hereunder and under the Notes not later than 12:00 noon (New York City time) on the day when due in the relevant Currency to the Administrative Agent at the Administrative Agent's Account for such Currency in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees or commissions ratably (other than amounts payable pursuant to Section 2.11, 2.12, 2.15 or 9.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c) from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.


                              Credit Agreement
                              ----------------

                  (b) Computations. All computations of interest based on
                      ------------
the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurocurrency Rate or the Federal Funds Rate and of fees or commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees or commissions are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Payments Due on Non-Business Days. Whenever any
                      ---------------------------------
payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees or commissions, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Presumption by Administrative Agent. Unless the
                      -----------------------------------
Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that a Borrower will not make such payment in full, the Administrative Agent may assume that each Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent a Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  (e) Payments in Dollars; Redenomination of Euro Advances.
                      ----------------------------------------------------
All amounts owing under this Agreement (including payments required under Section 2.11, and payments required under Section 9.04(c) relating to any Advance denominated in Dollars, but not including principal of, and interest on, any Advance denominated in Euros or payments relating to any such Advance required under Section 9.04(c), which are payable in Euros) are payable in Dollars. Notwithstanding the foregoing, if a Borrower shall fail to pay any principal of any Advance when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Advance shall, if such Advance is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if a Borrower shall fail to pay any interest on any Advance that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand.


                              Credit Agreement
                              ----------------

                  SECTION 2.14. Notations on the Notes. Each Borrower and
                                ----------------------
each Lender whose Revolving Credit Advances or Term Advances are evidenced by a Note agree that (a) all Advances made by such Lender to such Borrower evidenced by such Note pursuant to this Agreement and all payments made on account of principal thereof shall be recorded by such Lender and, prior to any assignment by such Lender of such Note, all unpaid Advances evidenced by such Note shall be endorsed on the grid attached to such Note; provided that the failure of such Lender to make any such notations shall not limit or otherwise affect such Borrower's obligations to such Lender with respect to such Advances and (b) upon the payment in full of any Lender's Revolving Credit Advances or Term Advances then outstanding and the termination in full of such Lender's Commitment, such Lender shall cancel and return such Lender's Note evidencing such Advances to the Company (on its own behalf and on behalf of the other Borrowers) and be fully responsible for any claims or liabilities arising in connection with or resulting from any sale of participations therein.

                  SECTION 2.15.  Taxes.
                                 -----

                  (a) Payments Free of Taxes. Any and all payments by the
                      ----------------------
Borrowers hereunder or under the Notes shall be made, in accordance with
Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it in lieu of income taxes, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it in lieu of income taxes, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall
                                              -----
be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) Other Taxes. In addition, the Company (on its own
                      -----------
behalf and on behalf of the other Borrowers) agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").
       -----------

                  (c) Indemnification by Borrowers. The Borrowers will
                      ----------------------------
indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made


                              Credit Agreement
                              ----------------
within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

                  (d) Evidence of Payments. Within 30 days after the date of
                      --------------------
any payment of Taxes, the Company (on its own behalf and on behalf of the other Borrowers) will furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof. In the case of any payment hereunder or under the Notes by or on behalf of a Borrower through an account or branch outside the United States or on behalf of a Borrower by a payor that is not a United States person, if the Company determines that no Taxes are payable in respect thereof, the Company shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings
       -------------       --------------------
specified in Section 7701 of the Internal Revenue Code.

                  (e) Lender Tax Forms. Any Lender that is entitled to an
                      ----------------
exemption from or reduction of withholding tax under the law of the jurisdiction in which the Company or a Designated Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Designated Borrower (with a copy to the Administrative Agent and the Company), at the time or times reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. Without limiting the generality of the foregoing, each Lender that is not a United States person ("Non-U.S. Lender") shall deliver to the Company and the Administrative
  ---------------
Agent on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Administrative Agent, but only if such Non-U.S. Lender is legally entitled to do so), whichever of the following is applicable: (i) two duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party, (ii) two duly completed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code,
(x) a certificate to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a "10 percent shareholder" of the Borrower within the meaning of
Section 881(c)(3)(B) of the Internal Revenue Code or (C) a controlled foreign corporation described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) two duly completed copies of Internal Revenue Service Form W-8BEN, or (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Company to determine the withholding or deduction required to be made. If the form provided by a Lender under the second sentence of this subsection (e) at the time such Lender first becomes a party to this Agreement (or, in the case of a sale to a participant, the Internal Revenue Service Form W-8IMY provided at the time the participant acquired the interest under Section 9.07(e)) indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.15(a). If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required by the versions of Internal Revenue Service Form W-8BEN or W-8ECI in effect on the date hereof, that the Lender reasonably considers to be


                              Credit Agreement
                              ----------------
confidential, the Lender shall give notice thereof to the Company and shall not be obligated to include in such form or document such confidential information.

                  (f) Effect of Failure to Provide Forms. For any period
                      ----------------------------------
with respect to which a Lender has failed to provide the Company or Designated Borrower with the appropriate form described in the second sentence of Section 2.15(e) above (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.15(a) with respect to Taxes imposed by the United States of America; provided that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Election by Company. So long as no Default shall have
                      -------------------
occurred and be continuing, if a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or shall be required to indemnify any Lender for any Taxes under Section 2.15(c) (each such Lender, a "Specified Lender"), the Company
                                            ----------------
may, within five days of receiving a notice from any Specified Lender pursuant to subsection (a) of this Section 2.15, elect (and shall notify such Specified Lender and the Administrative Agent of such election) to require that such Specified Lender assign to the Company's designated assignee or assignees, in accordance with the terms of Section 9.07, all Advances then owing to such Specified Lender and all rights and obligations of such Specified Lender hereunder; provided that (A) each such assignment shall be either an assignment of all of the rights and obligations of the assigning Specified Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or assignments which together cover all of the rights and obligations of the assigning Specified Lender under this Agreement, (B) no Specified Lender shall be obligated to make any such assignment as a result of a demand by the Company pursuant to this Section 2.15(g) unless and until such Specified Lender shall have received one or more payments from either the Borrowers or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Specified Lender, together with accrued interest thereon to the date of payment of such principal amount, all fees payable to such Specified Lender and all other amounts payable to such Specified Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts (computed in accordance with Section 2.11), and any Taxes, incurred by such Specified Lender prior to the effective date of such assignment and amounts payable under Section 9.04(a)) and (C) each such assignment shall be made pursuant to an Assignment and Acceptance; provided that such assignment shall not be effective if, after giving effect to such assignment, the aggregate amount of the Revolving Credit Commitments and Term Advances so assigned or terminated under this Section 2.15(g), Section 2.11 and Section
2.12 during the term of this Agreement would exceed 25% of the aggregate amount of the Commitments as of the Restatement Date. Upon such payments and prepayments, the obligations of such Specified Lender hereunder, by the provisions hereof, shall be released and discharged; provided that such Specified Lender's rights under this Section 2.15, and Sections 2.11, 2.12 and 9.04(b), and its obligations under Section 8.05, shall survive such release and discharge as to matters occurring prior to the date of termination of such Specified Lender's Commitment.


                              Credit Agreement
                              ----------------

                  SECTION 2.16. Sharing of Payments, Etc. If any Lender
                                -------------------------
shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances or Letter of Credit Exposure owing to it (other than pursuant to Section 2.11, 2.12, 2.15 or 9.04(c)) in excess of its ratable share of payments on account of the Advances and Letter of Credit Exposure obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances and Letter of Credit Exposure owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                  The Lenders hereby acknowledge and consent to the special allocations provided for in Section 5.03 of the Non-Sharing Intercreditor Agreement.

                  SECTION 2.17.  Borrowings by Designated Borrowers.
                                 ----------------------------------

                  (a) Notice of Designation. The Company may, at any time or
                      ---------------------
from time to time, designate one or more wholly owned Subsidiaries of the Company as "Borrowers" hereunder by furnishing to the Administrative Agent a letter (a "Designation Letter") in duplicate, in substantially the form of
           ------------------
Exhibit G-1 hereto, duly completed and executed by the Company and such Subsidiary. Upon any such designation of a Subsidiary, such Subsidiary shall be a Designated Borrower and a Designated Borrower entitled to borrow Revolving Credit Advances or Term Advances on and subject to the terms and conditions of, and to the extent provided in, this Agreement.

                  (b) Termination of Designated Borrower. So long as all
                      ----------------------------------
principal of and interest on all Advances made to any Designated Borrower have been paid in full, the Company may terminate the status of such Designated Borrower as a Designated Borrower hereunder by furnishing to the Administrative Agent a letter (a "Termination Letter") in substantially the
                                  ------------------
form of Exhibit G-2 hereto, duly completed and executed by the Company and such Subsidiary. Any Termination Letter furnished hereunder shall be effective upon receipt by the Administrative Agent, which shall promptly notify the Lenders, whereupon the Lenders shall promptly deliver to the Company (through the Administrative Agent) the Notes, if any, of such former Designated Borrower. Notwithstanding the foregoing, the delivery of a Termination Letter with respect to any Designated Borrower shall not terminate (i) any obligation of such Designated Borrower that remains unpaid at the time of such delivery (including any obligation arising thereafter in respect of such Designated Borrower under Section 2.15 or 2.11) or (ii) the obligations of the Company under Article III with respect to any such unpaid obligations.


                              Credit Agreement
                              ----------------

                  SECTION 2.18.  Letters of Credit.
                                 -----------------

                  (a) Issuance of Letters of Credit, Etc. On and after the
                      -----------------------------------
Restatement Date the Company may request the L/C Issuer to issue, on the terms and conditions hereinafter set forth and, upon such request, subject to such terms and conditions, the L/C Issuer shall issue, letters of credit (the "Letters of Credit") for the account of the Company or any one or more
      -----------------
of its Subsidiaries from time to time on any Business Day during the period from the Restatement Date until the date five Business Days prior to the Revolving Credit Commitment Termination Date; provided that:

                  (i) the aggregate Available Amount of all Letters of Credit shall not exceed at any time $125,000,000, provided that (x) in no event shall any Letter of Credit be issued if, after giving effect thereto, the aggregate Revolving Credit Exposures of all of the Revolving Credit Lenders would exceed the aggregate amount of the Revolving Credit Commitments and (y) to the extent that either
         (A) the face amount of the Letter of Credit to be issued in connection with the Penndot Proceeding pursuant to Section 6.01(j) shall be less than $61,000,000 or (B) any portion of such Letter of Credit shall expire or terminate without being drawn, then the permitted Available Amount of all Letters of Credit (i.e. such $125,000,000 figure) and the Revolving Credit Commitments shall be reduced (up to a maximum aggregate reduction equal to $45,000,000) by (I) the amount (in integral multiples of $1,000,000, rounded downwards) by which such face amount is less than $61,000,000 and
         (II) the undrawn amount of such Letter of Credit upon such expiration or termination; and

                  (ii) no Letter of Credit shall have an expiration date later than, or shall permit the account party or the beneficiary to request the renewal thereof to a date beyond, the earlier of (x) the date one year after the issuance thereof and (y) the date five Business Days prior to the Revolving Credit Commitment Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in the foregoing subclause (y)).

On each day during the period commencing with the issuance by the L/C Issuer of any Letter of Credit and until such Letter of Credit shall have been drawn in full or expired or been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Revolving Credit Lender's Applicable Percentage of the then undrawn amount of such Letter of Credit.

                  (b)  Request for Issuance.
                       --------------------

                  (i) Notices of Issuance. Each Letter of Credit shall be
                      -------------------
         issued upon notice, given not later than 1:00 p.m. (New York City time) three Business Days prior to the date of the proposed issuance of such Letter of Credit, by the Company to the L/C Issuer and the Administrative Agent, which shall give to each Revolving Credit Lender prompt notice thereof in writing. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be
                                            ------------------
         irrevocable and shall be made in writing, specifying therein (A) the requested date of such issuance (which shall be a Business
         Day), (B) the Available



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

         Amount requested for such Letter of Credit, (C) the expiration date of such Letter of Credit, (D) the name and address of the beneficiary of such Letter of Credit, (E) the form of such Letter of Credit, together with a description of the nature of the transactions or obligations proposed to be supported thereby and
         (F) that no Event of Default described in Section 7.01(f) has occurred and is continuing. If the requested form of such Letter of Credit is acceptable to the Administrative Agent, in its discretion, the L/C Issuer will, upon fulfillment of the applicable conditions set forth in Article IV, make such Letter of Credit available to the Company at the office of the Administrative Agent referred to in Section 9.02 or as otherwise agreed with the Company in connection with such issuance.

                  (ii) Reports by L/C Issuer. The L/C Issuer will advise the
                       ---------------------
         Administrative Agent promptly (but in any event within one Business
         Day) following any issuance, expiration or termination of, or any drawing under, any Letter of Credit.

                  (c)  Drawing and Reimbursement.
                       -------------------------

                  (i) Reimbursement Upon Drawings, Etc. The payment by the
                      ---------------------------------
         L/C Issuer of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the L/C Issuer of an advance to the Company in the amount of such payment, which the Company agrees to repay on the Business Day following such drawing, together with interest from the date of such drawing until such repayment in full at the rates provided for herein, provided that, unless the Company notifies the Administrative Agent otherwise, (A) if at the time of any such drawing the Revolving Credit Commitments have not been terminated, the Company shall be deemed to have requested Base Rate Advances from the Revolving Credit Lenders in an aggregate amount equal to such drawing (and each Revolving Credit Lender agrees to make a Revolving Credit Advance in an aggregate amount equal to the amount of such Revolving Credit Lender's Applicable Percentage of such amount), and such deemed Base Rate Advances shall bear interest as provided in Section 2.07(a)(i), and (B) if at the time of any such drawing the Revolving Credit Commitments have been terminated, or the Company notifies the Administrative Agent that it does not wish to borrow Base Rate Advances as provided above, then if the Company shall not make such payment on the Business Day following such drawing, such unpaid amount shall bear interest (payable on demand) from such Business Day until so paid in full at the rate applicable to overdue amounts under Section 2.07(b) (and each Revolving Credit Lender shall, if requested by the L/C Issuer pursuant to clause
         (ii) below, make available to the L/C Issuer its respective Applicable Percentage of such amount).

                  (ii) Reimbursement From Revolving Credit Advances. Without
                       --------------------------------------------
         limiting the obligations of the Company hereunder, upon demand by the L/C Issuer through the Administrative Agent, each Revolving Credit Lender shall make Revolving Credit Advances in an aggregate amount (or, in the circumstances described in clause (i)(B) above, shall make available to the L/C Issuer an aggregate amount) equal to the amount of such Revolving Credit Lender's Applicable Percentage of such advance by the L/C Issuer by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the L/C Issuer, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the sum of (A) its Applicable



                              Credit Agreement
                              ----------------

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
                                   - 52 -


         Percentage of the outstanding principal amount of such advance plus
         (B) interest accrued and unpaid to and as of such date on the outstanding principal amount of such advance. Each Revolving Credit Lender agrees to make such Revolving Credit Advances on the Business Day on which demand therefor is made by the L/C Issuer through the Administrative Agent (provided that notice of such demand is given not later than 12:00 noon (New York City time) on such Business Day) or (if notice of such demand is given after such time) the first Business Day next succeeding such demand.

                  (iii) Interest Upon Failure to Make Revolving Credit
                        ----------------------------------------------
         Advances. If and to the extent that any Revolving Credit Lender
         --------
         shall not have so made the amount of such Revolving Credit Advance available to the Administrative Agent for the account of the L/C Issuer, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the L/C Issuer until the date such amount is paid to the Administrative Agent, at the rate of interest at which the Company is obligated to pay interest on such advance hereunder.

                  (iv) Obligations of Revolving Credit Lenders Absolute. The
                       ------------------------------------------------
         Revolving Credit Advances provided for in this Section 2.18 shall be made by the Revolving Credit Lenders irrespective of whether there has occurred and is continuing any Default or Event of Default or whether any other condition precedent specified in
         Article IV has not been satisfied, and the obligation of each Revolving Credit Lender to make such Revolving Credit Advances is absolute and unconditional.

                  (d) Obligations of the Company Absolute. The obligations
                      -----------------------------------
of the Company under this Agreement and any other L/C Related Document shall, to the extent permitted by law, be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other L/C Related Documents under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein,
(ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and
(iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.18, constitute a legal or equitable discharge of the Company's obligations hereunder.

                  Neither the Administrative Agent nor the L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer; provided that nothing in this clause
(d) shall be construed to excuse the L/C Issuer from liability to the Company to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Company to the


                              Credit Agreement
                              ----------------
extent permitted by applicable law) suffered by the Company that are caused by the L/C Issuers gross negligence or willful misconduct in honoring or refusing to honor a draft under a Letter of Credit or in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

                  (i) the L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

                  (ii) the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

                  (iii) this sentence shall establish the standard of care to be exercised by the L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

                  (e) No Responsibility to Third Parties. Neither the
                      ----------------------------------
Administrative Agent nor any Revolving Credit Lender or the L/C Issuer shall have any responsibility as to the application or use of any Letter of Credit.


                                 ARTICLE III

                                  GUARANTEE

                  SECTION 3.01. The Guarantee. The Company hereby guarantees
                                -------------
to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Advances and all reimbursement obligations in respect of Letters of Credit made by the Lenders to each Designated Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by any Designated Borrower under this Agreement or any other Loan Document, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Company hereby
                                ----------------------
further agrees that if any Designated Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations owing by such Designated Borrower, the Company will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  SECTION 3.02. Obligations Unconditional. The obligations
                                -------------------------
of the Company under Section 3.01 are irrevocable, absolute and unconditional irrespective of the value,


                              Credit Agreement
                              ----------------
genuineness, validity, regularity or enforceability of the obligations of any of the Designated Borrowers under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article III that the obligations of the Company hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Company hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Company, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Company hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the L/C Issuer or any Lender exhaust any right, power or remedy or proceed against any of the Designated Borrowers under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  SECTION 3.03. Reinstatement. The obligations of the
                                -------------
Company under this Article III shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any of the Designated Borrowers in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Company agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a


                              Credit Agreement
                              ----------------
preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  SECTION 3.04. Subrogation. The Company hereby agrees that
                                -----------
until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Letters of Credit and the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 3.01, whether by subrogation or otherwise, against any Designated Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                  SECTION 3.05. Remedies. The Company agrees that, as
                                --------
between the Company and the Lenders, the obligations of the Designated Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Article VII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any of the Designated Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by such Designated Borrower) shall forthwith become due and payable by the Company for purposes of Section 3.01.

                  SECTION 3.06. Instrument for the Payment of Money. The
                                -----------------------------------
Company hereby acknowledges that the guarantee in this Article III constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by the Company in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR
Section 3213.

                  SECTION 3.07. Continuing Guarantee. The guarantee in this
                                --------------------
Article III is a continuing guarantee of payment (and not of collection), and shall apply to all Guaranteed Obligations whenever arising.

                                 ARTICLE IV

                   CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 4.01. Conditions Precedent to Restatement. The
                                -----------------------------------
amendment and restatement of the Existing Credit Agreement provided for herein, and the obligation of each Lender and the L/C Issuer to make its initial extension of credit hereunder, is subject to the condition precedent that counterparts of this Agreement executed by each of the intended parties hereto shall have been delivered to the Administrative Agent, and that the Administrative Agent shall have received the following, each (unless otherwise specified below) dated the Restatement Date, in form and substance satisfactory to the Administrative Agent (and, to the extent specified below, each Lender and the L/C Issuer) and (except for the Notes and as otherwise may be agreed to by the Administrative Agent) in such number of copies as the Administrative Agent may request:


                              Credit Agreement
                              ----------------

                  (a)  Charter Documents, Etc.
                       -----------------------

                           (1) Certified copies of (x) the charter and
                  by-laws (or equivalent documents in the case of the European Borrowers) of each Obligor, (y) the resolutions of the Board of Directors of each Obligor authorizing and approving (or, in the case of the Company, providing for the authorization and approval of) this Agreement, the Notes and each of the other Loan Documents to which it is to be a party, and (z) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and each of the other Loan Documents.

                           (2) A certificate of the Secretary or an
                  Assistant Secretary (or equivalent officer) of each Obligor certifying the names and true signatures of the officers of each Obligor authorized to sign this Agreement, the Notes and each of the other Loan Documents to which they are to be a party, and the other documents to be delivered hereunder.

                           (3) A certificate from the respective
                  jurisdiction of incorporation as to the good standing of and charter documents filed by the Company and each Subsidiary Guarantor.

                  (b)  Opinions.
                       --------

                           (1) A favorable opinion of the General Counsel of
                  the Company, substantially in the form of Exhibit D-1 hereto and covering such other matters as the Administrative Agent may reasonably request.

                           (2) A favorable opinion of Milbank, Tweed, Hadley
                  & McCloy LLP, special New York counsel for the
                  Administrative Agent substantially in the form of Exhibit E hereto and covering such other matters as the Administrative Agent may reasonably request.

                           (3) A favorable opinion of Winston & Strawn,
                  special New York counsel for the Company substantially in the form of Exhibit D-2 hereto and covering such other matters as the Administrative Agent may reasonably request.

         The Company hereby instructs each of its counsel referred to in clauses (1) and (3) above to deliver the opinions referred to above to the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee).

                  (c) Representations, Etc. A certificate signed by a duly
                      ---------------------
         authorized officer of the Company stating that:

                           (1) the representations and warranties contained
                  in Section 5.01 are correct on and as of the Restatement Date, and

                           (2) no event has occurred and is continuing that
                  constitutes a Default.


                              Credit Agreement
                              ----------------

                  (d) Security Documents. The Non-Sharing Intercreditor
                      ------------------
         Agreement, the Non-Sharing Security and Guarantee Agreement, the Sharing Intercreditor Agreement and the Sharing Security Agreement, each duly executed and delivered by the Company and each Subsidiary Guarantor, the Collateral Agent and each other Person contemplated to be a party thereto, and the Company and each Subsidiary Guarantor shall have executed and delivered such other documents and taken such other actions as shall have been reasonably requested by the Administrative Agent to perfect the Liens to be created pursuant to the Non-Sharing Security and Guarantee Agreement and the Sharing Security Agreement. In that connection, the Majority Lenders hereby authorize the Administrative Agent to execute on its behalf the Non-Sharing Intercreditor Agreement and Sharing Intercreditor Agreement, and to continue the appointment of Citibank, N.A., as Collateral Agent on its behalf, as contemplated in Section 2 of the Non-Sharing Intercreditor Agreement.

                  (e) Existing Mortgaged Facilities. The following
                      -----------------------------
         documents, each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and delivered to the Collateral Agent or the Collateral Trustee, as applicable:

                           (i) one or more modifications or confirmations of
                  the Non-Sharing Mortgages covering the Existing Mortgaged Facilities, in each case duly executed and delivered by the Company in recordable form in favor of the Collateral Agent for the benefit of the holders of the Non-Sharing Obligations (or in favor of a trustee for the benefit of the Collateral Agent and the holders of the Non-Sharing Obligations), in such number of copies as the Administrative Agent shall have reasonably requested, together with any Uniform Commercial Code financing statements covering fixtures, if applicable, in the appropriate county land office(s) in favor of the Collateral Agent, and evidence of payment by the Company of all recording and stamp taxes, and filing fees, payable in connection with the recording of such modifications and confirmations and financing statements;

                           (ii) one or more Sharing Mortgages covering the
                  Existing Mortgaged Facilities, junior in priority to the Non-Sharing Mortgages covering the Existing Mortgaged Facilities as modified and confirmed as provided above, in each case duly executed and delivered by the Company in recordable form in favor of the Collateral Trustee for the benefit of the holders of the Sharing Obligations (or in favor of a trustee for the benefit of the Collateral Trustee and the holders of the Sharing Obligations), in such number of copies as the Administrative Agent shall have reasonably requested, together with any Uniform Commercial Code financing statements covering fixtures, if applicable, in the appropriate county land office(s) in favor of the Collateral Trustee, and evidence of payment by the Company of all recording and stamp taxes, and filing fees, payable in connection with the recording of such Sharing Mortgages and financing statements; and

                           (iii) to the extent requested by the
                  Administrative Agent, an opinion of counsel in each jurisdiction in which any Existing Mortgaged Facility is located, substantially in the form of Exhibit F hereto and covering such other matters as


                              Credit Agreement
                              ----------------
                  the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee).

         The Non-Sharing Mortgages as so modified and confirmed shall equally and ratably secure such of the Non-Sharing Obligations as are outstanding on the Relevant Date up to the Senior Lien Limit. Such Sharing Mortgages shall equally and ratably secure the Sharing Obligations. Anything herein or in any Non-Sharing Mortgage to the contrary notwithstanding, the aggregate amount of Non-Sharing Obligations that constitute "Debt" under the Existing Notes Indentures entitled to the benefits of the Non-Sharing Mortgages taken as a whole shall not exceed the Senior Lien Limit.

                  (f) New Mortgaged Facilities. The following documents,
                      ------------------------
         each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and delivered to the Collateral Trustee, with copies delivered to the Astaris Administrative Agent and Co-gen Agent:

                           (i) Sharing Mortgages covering the Martinsville
                  Facility and Pensacola Facility, in each case duly executed and delivered by CPFilms Inc. or the Company, as applicable, in recordable form in favor of the Collateral Trustee for the benefit of the holders of the Sharing Obligations (or in favor of a trustee for the benefit of the Collateral Trustee and the holders of the Sharing Obligations), in such number of copies as the Administrative Agent shall have reasonably requested, together with any Uniform Commercial Code financing statements covering fixtures, if applicable, in the appropriate county land office(s) in favor of the Collateral Trustee, and evidence of payment by CPFilms Inc. and the Company, as applicable, of all recording and stamp taxes, and filing fees, payable in connection with the recording of such Sharing Mortgages and financing statements (it being understood that the amount of Sharing Obligations entitled to the benefits of such Sharing Mortgage covering the Pensacola Facility shall be limited to $400,000,000, and such Sharing Mortgage shall so provide); and

                           (ii) to the extent requested by the
                  Administrative Agent, an opinion of counsel in each jurisdiction in which any New Mortgaged Facility is located, substantially in the form of Exhibit F hereto and covering such other matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee).

         Each such Sharing Mortgage shall equally and ratably secure the Sharing Obligations and shall not be junior in priority to a Non-Sharing Mortgage covering the New Mortgaged Facilities (it being understood that no Non-Sharing Mortgage shall be executed covering the New Mortgaged Facilities).

                  (g) Insurance. Certificates of insurance evidencing the
                      ---------
         existence of all insurance required to be maintained by the Company pursuant to Section 6.01(h) and the designation of the Collateral Agent or Collateral Trustee as the loss payee or additional


                              Credit Agreement
                              ----------------
         named insured, as the case may be, thereunder to the extent required by Section 6.01(h), such certificates to be in such form and contain such information as is specified in Section 6.01(h). In addition, the Company shall have delivered a certificate of a senior financial officer of the Company setting forth the insurance obtained by it in accordance with the requirements of Section 6.01(h) and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid.

                  (h) Astaris and Co-gen Consents. Evidence that the
                      ---------------------------
         requisite lenders under the Astaris Credit Agreement shall have authorized the execution and delivery of the Non-Sharing Intercreditor Agreement and Sharing Intercreditor Agreement by the Astaris Administrative Agent and, to the extent necessary under the Astaris Guaranty Agreement, shall have executed and delivered a consent to the transactions contemplated hereby pursuant to an instrument in form and substance reasonably satisfactory to the Administrative Agent. In addition, the requisite purchasers under the Co-gen Participation Agreement shall have authorized the execution and delivery of the Non-Sharing Intercreditor Agreement and Sharing Intercreditor Agreement by the Co-gen Agent and, to the extent necessary under the Co-gen Guaranty Agreement and the Co-gen Lease, shall have consented to the transactions contemplated hereby pursuant to an instrument in form and substance reasonably satisfactory to the Administrative Agent (which instrument shall include the extension of the maturity thereof to August 13, 2004).

                  (i) Designated Letter of Credit Obligations. Evidence that
                      ---------------------------------------
         each issuer of any of the Designated Letters of Credit (other than, if requested by the Company, any issuer thereof that has letters of credit in an aggregate amount of less than $1,000,000 outstanding) shall have executed and delivered an agreement pursuant to which such issuer agrees to extend the expiry date of each Designated Letter of Credit issued by it to no earlier than August 13, 2004.

                  (j) Designated Borrowers. Designation Letters pursuant to
                      --------------------
         which the Company shall have continued the designation of Solutia Germany as a Borrower hereunder and designated each of the Swiss Borrowers as Borrowers hereunder, each duly executed and delivered by the Company, Solutia Germany and each of the Swiss Borrowers, as applicable. In addition, as contemplated by Section 2.01(b), each European Borrower shall have substantially contemporaneously borrowed a Term Borrowing in the amount set forth therein, the proceeds of which shall have been applied by each such Designated Borrower to the making of an intercompany loan to Monchem International, Inc., the proceeds of which intercompany loans the Company shall cause Monchem International, Inc. to immediately dividend to it which dividends shall then be immediately applied to the prepayment of Term Advances outstanding to the Company.

                  (k) 2009 Notes Indenture. Evidence that that the Company
                      --------------------
         shall, pursuant to a Supplemental Indenture, have assumed the obligations of SOI Funding Corp. under the 2009 Notes Indenture and shall have received not less than $195,000,000 of Net Cash Proceeds from the issuance of the 11.25% Senior Secured Notes by SOI Funding Corp. (and assumed by the Company pursuant to such Supplemental Indenture) all of which Net Cash Proceeds shall have been applied to the Advances outstanding under the Existing Credit Agreement and to provide cover for Designated Letters of Credit as


                              Credit Agreement
                              ----------------
         provided in Section 5.04 of the Non-Sharing Security and Guarantee Agreement (applied in a ratio of 800/850 to such Advances and 50/850 to such cover); provided that an amount of such Net Cash Proceeds equal to the 2002 Notes Maturity Amount that would otherwise be applied to the Advances outstanding under the Existing Credit Agreement pursuant to this subsection (k) shall in lieu thereof be deposited into escrow with the trustee for the 2002 Notes for application to the payment at maturity of the 2002 Notes and shall not be required to be applied to such Advances.

                  (l) Intellectual Property Security Documents. The
                      ----------------------------------------
         documents, agreements and other instruments contemplated in the definition of the term "Intellectual Property Security Documents" in Section 1.01, covering the intellectual property listed on
         Schedule 6 hereto (other than in respect of intellectual property filed outside the United States of America, as to which the provisions of Section 6.01(p) shall be applicable), each of which shall have been executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and, to the extent requested by the Administrative Agent, accompanied by one or more opinions of local counsel covering such matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

                  (m) Foreign Security Documents. The documents, agreements
                      --------------------------
         and other instruments contemplated in the definition of the terms "German Security Documents" and "Swiss Security Documents", as applicable, in Section 1.01, covering, among other things, the patents, trademarks, software and software licenses, rights, manuals, process formulae, production process diagrams and designs used in connection with production at the facilities to be pledged to the Collateral Agent listed on Schedule 6 hereto, each of which shall have been executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and, to the extent requested by the Administrative Agent, accompanied by one or more opinions of local counsel covering such matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

                  (n) Interest Coverage Ratio. Evidence that the Interest
                      -----------------------
         Coverage Ratio as of June 30, 2002 was at least 2.50 to 1.

                  (o) Other. Such other approvals, opinions and documents as
                      -----
         the Administrative Agent or any Lender may, through the Administrative Agent, reasonably request.

                  SECTION 4.02. Conditions Precedent to Each Extension of
                                -----------------------------------------
Credit. The obligation of each Lender to make an Advance on the occasion of
------
each Borrowing and the obligation of the L/C Issuer to issue any Letter of Credit shall be subject to the conditions precedent that the Restatement Date shall have occurred and on the date of such Borrowing or issuance:

                  (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the relevant Borrower of the proceeds of such Borrowing, or such issuance of Letter of Credit, shall constitute a


                              Credit Agreement
                              ----------------
         representation and warranty by the Company that on the date of such Borrowing or Letter of Credit issuance such statements are true):

                           (i) the representations and warranties contained
                  in Section 5.01 are correct on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date; and

                           (ii) no event has occurred and is continuing, or
                  would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default; and

                  (b) in the case of the first Borrowing or request for issuance by a Designated Borrower, such Borrower shall have furnished to the Administrative Agent such corporate documents, resolutions and legal opinions relating to such Designated Borrower as the Administrative Agent may reasonably require.

                  SECTION 4.03. Determinations Under Section 4.01. For
                                ---------------------------------
purposes of determining compliance with the conditions specified in Section 4.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the Restatement Date (as notified by the Company or the Administrative Agent to the Lenders) specifying its objection thereto.

                                  ARTICLE V

                       REPRESENTATIONS AND WARRANTIES

                  SECTION 5.01. Representations and Warranties of the
                                -------------------------------------
Company. The Company represents and warrants as follows:
-------

                  (a) Incorporation; Good Standing. The Company is a
                      ----------------------------
         corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Corporate Authority; No Breach. The execution,
                      ------------------------------
         delivery and performance by the Company of this Agreement and the other Loan Documents, and the other transactions contemplated hereby and thereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Company's charter or bylaws or (ii) law or any contractual restriction binding on or affecting the Company.

                  (c) No Consents or Approvals. No authorization or approval
                      ------------------------
         or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Agreement or the other Loan Documents, other than those authorizations, approvals, notices, filings and actions that have been obtained, filed or taken on or before the date hereof by the Company. No authorization or approval or other action by, and no notice to or


                              Credit Agreement
                              ----------------
         filing with, any governmental authority or regulatory body or any other third party is required for the transactions contemplated thereby, except for (i) filings and recordings in respect of the Security Documents and (ii) the authorizations, approvals, actions, notices and filings (x) the failure to obtain would not have a Material Adverse Effect or (y) which have been (or, prior to the date hereof, will be) duly obtained, taken, given or made and are in full force and effect.

                  (d) Enforceable Obligations, Etc. This Agreement has been,
                      -----------------------------
         and each of the other Loan Documents when delivered hereunder will have been, duly executed and delivered by the Company. This Agreement is, and each of the other Loan Documents when delivered hereunder will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms.

                  (e)  Financial Statements, Etc.
                       --------------------------

                  (i) The consolidated statement of financial position of the Company as at December 31, 2001 and the related consolidated statements of income and cash flows of the Company for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, and the unaudited consolidated statement of financial position of the Company as at March 31, 2002 and the related consolidated statements of income and cash flows of the Company for the three-month period then ended, copies of which have been made available to each Lender, present fairly, in all material respects the consolidated financial condition of the Company as at said dates and the consolidated results of the operations of the Company for the fiscal year and the three-month period ended on said dates (subject, in the case of such financial statements as at March 31, 2002, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles applied on a consistent basis. Except as set forth in said financial statements, as of the date hereof, there are no material contingent liabilities, material liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated material losses from any unfavorable commitments of the Company or any of its Subsidiaries.

                  (ii) Since December 31, 2001, there has been no material adverse change in the business, or consolidated financial condition or results of operations, of the Company and its Subsidiaries, taken as a whole.

                  (f) No Litigation, Etc. Except as described in the
                      -------------------
         Company's Report on Form 10-K for the fiscal year ended December 31, 2001 or in the Company's Report on Form 10-Q for the fiscal quarter ended March 31, 2002, there is no pending or, to the best of the Company's knowledge, threatened action or proceeding affecting the Company or any of its Consolidated Subsidiaries before any court, or governmental agency or arbitrator which (i) would have a Material Adverse Effect or (ii) purports to affect, or would affect, the legality, validity or enforceability of this Agreement or any Note.

                  (g) ERISA. No ERISA Event that would have a Material
                      -----
         Adverse Effect has occurred or is reasonably expected to occur with respect to any Plan. As of the Restatement Date, neither the Company nor any ERISA Affiliate participates in any Multiple Employer Plan or in any Multiemployer Plan with respect to which the Company or any ERISA


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                              ----------------

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
                                   - 63 -


         Affiliate has any Withdrawal Liability or other liability (other than the ordinary liability of a sponsor for contributions to or benefits under such Plan) that, in either case, would have a Material Adverse Effect.

                  (h) Environmental Laws. The Company (i) is in substantial
                      ------------------
         compliance with any and all applicable Environmental Laws, (ii) has (to the best of its knowledge) received, applied for or been assigned all required Environmental Permits and (iii) is in substantial compliance with all terms and conditions of any such Environmental Permits, except where any such noncompliance with applicable Environmental Laws, failure to receive, apply for or be assigned an Environmental Permit, or failure to comply with the terms and conditions of an Environmental Permit, would not have a Material Adverse Effect.

                  (i) Investment Company; Public Utility. Neither the
                      ----------------------------------
         Company nor any of its Material Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Company nor any of its Material Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (j)  Accuracy of Information.
                       -----------------------

                  (i) All written information, reports, financial statements, exhibits and schedules (except as to assumptions, statements, estimates and projections with respect to anticipated future performance or events) concerning the operations, business, financial condition, properties and prospects of the Company and its Subsidiaries ("Information") furnished by or on behalf of the
                            -----------
         Company to the Administrative Agent, the Syndication Agent, the L/C Issuer or any Lender on or prior to the Restatement Date in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant to Article IV, when taken as a whole, as of the date of such Information, does not contain any untrue statement of material fact or, to the best of the Company's knowledge, omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (ii) All Post-Restatement Date Information furnished by or on behalf of the Company to the Administrative Agent, the L/C Issuer or any Lender after the Restatement Date, when taken as a whole, as of the date of such Post-Restatement Date Information, will not contain any untrue statement of material fact or, to the best of the Company's knowledge, omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (iii) Financial projections and pro forma adjustments contained in the Information may be based on estimates and assumptions about circumstances and events that have not taken place at the time of delivery thereof; although such information reflects the Company's good faith projections and estimates as of the date thereof, based upon methods and data the Company believes to be reasonable and accurate, actual results during the


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
                                   - 64 -


         period covered by such projections and pro forma adjustments may differ materially from the projections and pro forma adjustments.

                  (iv) For purposes of this Section 5.01(j), "Post-
                                                              -----
         Restatement Date Information" means:
         ----------------------------

                           (x) all Information furnished by the Company and
                  its Subsidiaries after the date hereof under Sections 6.01(i)(i) through (ix), inclusive; and

                           (y) all Information furnished by the Company and
                  its Subsidiaries after the date hereof under Section 6.01(i)(x), provided that the request for such information is made in writing and delivered to the Company, at the address specified in Section 9.02, to the attention of the Company's Treasurer and stating that such request is being made in connection with this Agreement.

                  (k) Margin Stock. Neither the Company nor any of its
                      ------------
         Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

                  (l) Property. Each of the Company and its Subsidiaries has
                      --------
         good title to, or valid leasehold interests in, all its real and personal property material to its business taken as a whole, subject only to Liens permitted by Section 6.02(a) and except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (m) Taxes. Each of the Company and its Subsidiaries has
                      -----
         timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith and by appropriate proceedings or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  (n) Solvency. The Company (both individually and
                      --------
         collectively with its Consolidated Subsidiaries) is Solvent.

                  (o) Intellectual Property. Schedule 6 sets forth under the
                      ---------------------
         name of each Obligor a complete and correct list, as of the date hereof, of all material patents, material trademarks (including any registrations therefor), material software and software licenses used in connection with production at the facilities to be pledged to the Collateral Agent as contemplated hereby owned by such Obligor on the date hereof. Such Obligor owns and possesses the right to use (or, if such Obligor is not the owner, has the right to use) all such patents, trademarks (registered and unregistered), software and software licenses, rights, manuals, process formulae, production process diagrams and designs used in connection with production at such facilities, and all patents and trademark registrations listed in Schedule 6 are properly issued and in full force and effect.


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
                                   - 65 -


                  (p) Real Property. Schedule 3 sets forth under the name of
                      -------------
         each Obligor a complete and correct list, as of the date hereof, of all of (i) all real property interests owned by such Obligor having a fair market value in excess of $1,000,000 and (ii) all real property interests leased by such Obligor with improvements thereon owned by such Obligor having a fair market value in excess of $1,000,000.

                  SECTION 5.02. Representation and Warranty of the Lenders.
                                ------------------------------------------
Each Lender represents and warrants that in good faith it has not relied, and will not rely, upon any Margin Stock as collateral in the making and maintaining of its Advances hereunder.

                                 ARTICLE VI

                          COVENANTS OF THE COMPANY

                  SECTION 6.01. Affirmative Covenants. So long as any
                                ---------------------
Advance shall remain unpaid, any Lender shall have any Commitment hereunder or any Letter of Credit is still outstanding, the Company agrees as follows:

                  (a) Preservation of Corporate Existence, Etc. The Company
                      -----------------------------------------
         will (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises, provided that the Company shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of its business and (ii) cause each Material Subsidiary of the Company to do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of such Material Subsidiary, except in each case if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

                  (b) Compliance with Laws, Etc. The Company will comply,
                      --------------------------
         and cause each of its Consolidated Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include compliance with ERISA and all applicable Environmental Laws, except such noncompliance as would not have a Material Adverse Effect.

                  (c) Payment of Taxes. The Company will duly pay and
                      ----------------
         discharge, and cause each of its Consolidated Subsidiaries to pay and discharge, all taxes, assessments and governmental charges whatsoever and by whomsoever imposed upon it or against its properties prior to the date on which penalties are attached thereto, unless and to the extent only that the same (i) shall be contested in good faith and by appropriate proceedings by the Company or (ii) are not of material importance to the business, financial condition or operating results of the Company and its Consolidated Subsidiaries.

                  (d) Payment of Material Obligations, Etc. The Company will
                      -------------------------------------
         pay, and cause each of its Material Subsidiaries to pay, all obligations under Material Contracts, and perform, and cause each of its Material Subsidiaries to perform, each other obligation (other than obligations that the Company determines, in good faith and upon the advice of its counsel,


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
         not to be binding on it) of the Company or such Material
         Subsidiary, as the case may be, under the Material Contracts except where the failure to so perform would not (either individually or in the aggregate) have a Material Adverse Effect.

                  (e) Visitation. The Company will permit, and cause each of
                      ----------
         its Material Subsidiaries to permit, the Administrative Agent, the L/C Issuer or any of the Lenders or any agents or representatives thereof (at any reasonable time and as may be reasonably requested from time to time and, so long as no Default shall have occurred and is continuing, upon reasonable advance notice):

                           (i) to visit the properties of the Company and
                  any of its Material Subsidiaries in the presence of an appropriate officer or representative of the Company;

                           (ii) if any Default shall have occurred and then
                  be continuing, to examine and make copies of and abstracts from the records and books of account of the Company and any of its Material Subsidiaries (other than trade secrets and information and materials subject to confidentiality agreements with third parties, provided that the foregoing limitation shall not apply to the Administrative Agent or the Collateral Agent insofar as relating to collateral security under the Security Documents) in the presence of an appropriate officer or representative of the Company; and

                           (iii) to discuss the affairs, finances and
                  accounts of the Company and any of its Material
                  Subsidiaries with any of their officers or directors and with their independent certified public accountants.

                  (f) Keeping of Books. The Company will keep, and cause
                      ----------------
         each of its Consolidated Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each such Consolidated Subsidiary in accordance with generally accepted accounting standards in effect from time to time.

                  (g) Properties. The Company will cause all Material
                      ----------
         Properties to be maintained and kept in good condition, repair and working order, and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, in each case as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided that nothing in this subsection (g) shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any such Material Properties or from omitting to make any repairs, renewals, replacements, betterments or improvements if such discontinuance or omission is, in the judgment of the Company, desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

                  (h) Maintenance of Insurance. From and after the
                      ------------------------
         Restatement Date, the Company will maintain insurance, and cause each of its Consolidated Subsidiaries to maintain insurance, with financially sound and reputable insurers, with respect to such of its


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
         properties, against such risks, casualties and contingencies and in such types and amounts as are consistent with sound business practice, with any such insurance covering the Mortgaged Facilities to name the Collateral Agent or Collateral Trustee, as the case may be, as loss payee or as an additional named insured, as the case may be.

                  On or before the date hereof, the Company will deliver to the Administrative Agent certificates of insurance reasonably satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Company pursuant to this Section 6.01(h) setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

                  It is understood that this subsection (h) shall not prevent the use of deductible or excess loss insurance and shall not prevent (i) the Company or any of its Subsidiaries from acting as a self-insurer or maintaining insurance with another Subsidiary or Subsidiaries of the Company so long as such action is consistent with sound business practice or (ii) the Company from obtaining and owning insurance policies covering activities of its Consolidated Subsidiaries.

                  (i) Reporting Requirements. The Company will furnish to
                      ----------------------
         the Lenders:

                           (i) as soon as available and in any event within
                  60 days after the end of each of the first three quarters of each fiscal year of the Company, Consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by each of the Chief Executive Officer and the Chief Financial Officer of the Company as having been prepared in accordance with GAAP, together with (A) a certificate of the Chief Financial Officer, Treasurer, Controller, Assistant Controller or other authorized financial officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof, and (B) a schedule in form and substance satisfactory to the Administrative Agent of the computations used by the Company in determining compliance with the covenants contained in Section 6.03;

                           (ii) as soon as available and in any event within
                  95 days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, containing Consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income, shareowners' equity and cash flows of the Company and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Majority Lenders (but in any event without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) by Deloitte & Touche LLP or other independent public accountants of recognized national standing and certified by the Chief Executive Officer and Chief Financial Officer, together with (A) a certificate of the Chief Financial Officer, Treasurer, Controller, Assistant Controller


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
                  or other authorized financial officer of the Company stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof, and (B) a schedule in form and substance satisfactory to the Administrative Agent of the computations used by the Company in determining compliance with the covenants contained in Section 6.03;

                           (iii) as soon as possible and in any event within
                  five Business Days after (x) the determination by the Company that a Default has occurred and is continuing on the date of such statement, a statement of the Chief Financial Officer, Treasurer, Controller, Assistant Controller or other authorized financial officer of the Company setting forth details of such Default and the action that the Company has taken and proposes to take with respect thereto, (y) an executive officer of the Company has actual knowledge of the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority (including the assertion of any Environmental Claim) against or affecting the Company or any of its Subsidiaries that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect, notice of such action, suit or proceeding and (z) an executive officer of the Company has actual knowledge of any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect, notice of such development;

                           (iv) promptly and in any event within 30 days
                  after the Company knows or has reason to know that any ERISA Event that would have a Material Adverse Effect has occurred, a statement of an authorized financial officer of the Company describing such ERISA Event and the action, if any, that the Company or such ERISA Affiliate has taken and proposes to take with respect thereto;

                           (v) promptly and in any event within ten Business
                  Days after receipt thereof by the Company or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any such Plan;

                           (vi) promptly and in any event within 45 days
                  after the receipt thereof by the Company or any of its ERISA Affiliates, a copy of the latest annual actuarial report for each Plan if the ratio of the fair market value of the assets of such Plan to its current liability (as defined in Section 412 of the Internal Revenue Code) is less than 80%;

                           (vii) as soon as possible and in any event within
                  three Business Day after the determination by the Company that a Change of Control has occurred, the Company shall deliver to the Administrative Agent (which shall forward a copy thereof to each Lender promptly) notice thereof, together with such other information as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;


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
                                   - 69 -


                           (viii) concurrently with the delivery of any
                  financial statements as at the end of any fiscal period pursuant to clauses (i) or (ii) above of this Section 6.01(i), the Company shall deliver a calculation, which calculation shall be certified by a financial officer of the Company, of "Consolidated Net Tangible Assets" under each of the Existing Notes Indentures and each New Notes Indenture, setting forth the aggregate amount of Non-Sharing Obligations that may be secured by property of the Company and its Subsidiaries without requiring that such security be shared equally and ratably with the security issued under such Indentures;

                           (ix) within 14 days of the first month end
                  occurring after the Restatement Date, the Company shall deliver a calculation, which calculation shall be certified by a financial officer of the Company, of "Consolidated Net Tangible Assets" under each of the Existing Notes Indentures and the 2009 Notes Indenture as of such month end, setting forth the aggregate amount of Non-Sharing Obligations that may be secured by property of the Company and its Subsidiaries without requiring that such security be shared equally and ratably with the security issued under such Indentures; and

                           (x) such other information (excluding trade
                  secrets) respecting the financial condition and operations of the Company and its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request (which information shall constitute "Post-Restatement Date Information" only to the extent provided in Section 5.01(j)).

                  (j) Use of Proceeds. The Company will use the proceeds of
                      ---------------
         the Advances made to the Borrowers (other than the European Borrowers) hereunder solely to finance the working capital needs and other general corporate purposes of such Borrowers (including to finance acquisitions and capital investments), in each case in compliance with all applicable legal and regulatory requirements and use the proceeds of the Advances made to the European Borrowers to make intercompany loans to Monchem International, Inc. the proceeds of which the Company shall cause Monchem International, Inc. to immediately dividend to it which will then be applied to prepay Term Advances to the Company as provided in Section 2.01(b); provided that (w) neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any such proceeds,
         (x) none of the proceeds of any of the Advances shall be applied to the prepayment of principal of other Debt of the Company or any of its Subsidiaries (other than intercompany Debt or Debt owing under the Astaris Guaranty Agreement), to the extent that the aggregate amount of such prepayments after the date hereof would exceed $20,000,000, (y) the aggregate face amount of Letters of Credit issued hereunder to support an appeal by the Company in the Penndot Proceeding shall not exceed the amount required to enable the Company to appeal a $45,000,000 judgment (it being understood that in no event shall the amount of such Letters of Credit exceed $61,000,000) and (z) the aggregate amount of Letters of Credit issued hereunder to support any appeal in a court proceeding (excluding the Penndot Proceeding) shall not, without the consent of the Majority Revolving Credit Lenders, exceed $100,000,000.


                              Credit Agreement
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
                                   - 70 -


                  (k) Surveys and Title Insurance. The Company will deliver
                      ---------------------------
         to the Collateral Agent not later than August 30, 2002 (or such later date as shall be agreed to by the Administrative Agent, but in any event no later than November 29, 2002):

                           (i) one or more mortgagee policies of title
                  insurance on forms of and issued by one or more title companies reasonably satisfactory to the Administrative Agent (the "Title Companies"), insuring the validity and
                              ---------------
                  priority of the Liens created under the Mortgages in the amount of $10,000,000 per Mortgaged Facility, subject only to such exceptions to title as are reasonably satisfactory to the Administrative Agent (such exceptions to include a $55,000,000 mechanic's lien on the Company's facility located in Alvin, Texas); and

                           (ii) surveys for each of the Mortgaged Facilities
                  reasonably satisfactory to the Administrative Agent but in any event in such form as shall permit the Title Companies to remove the general survey exception, and to provide such additional title insurance coverages and endorsements (but not increases in the dollar amount of coverage in excess of that specified in clause (i) above) as the Administrative Agent may reasonably request, for the respective title policy for such Mortgaged Facility, and from a registered surveyor reasonably satisfactory to the Administrative Agent, in each case certified to the Administrative Agent, each Lender, the Collateral Agent, the Collateral Trustee and the Title Companies.

         In addition, within such time frame, the Company shall have paid to the Title Companies (x) all expenses and premiums of the Title Companies in connection with the issuance of such policies and (y) an amount equal to the recording and stamp taxes payable in connection with recording the Mortgages in the appropriate county land office(s).

                  (l) Further Assurances. The Company will take, and cause
                      ------------------
         each of its Subsidiaries to take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Company will take such action, and will cause each of its Domestic Subsidiaries (other than Immaterial Subsidiaries, unless such Immaterial Subsidiary holds shares of stock of Solutia Europe, Solutia UK or Monchem International, Inc.) to:

                           (1) Non-Sharing Security Documents. Take such
                               ------------------------------
                  action, from time to time as shall be necessary to ensure that each Domestic Subsidiary (other than an Immaterial Subsidiary) is a "Subsidiary Guarantor" under the Non-Sharing Security and Guarantee Agreement. Accordingly, in the event that (x) any new Domestic Subsidiary (other than an Immaterial Subsidiary) is formed or acquired by the Company after the date hereof, or (y) any Subsidiary shall cease as of the end of any fiscal quarter to be an "Immaterial Subsidiary", the Company will cause such new Domestic Subsidiary (other than an Immaterial Subsidiary), or such Subsidiary that as of the end of any fiscal quarter ceases to be an "Immaterial Subsidiary", to become a "Subsidiary Guarantor" and a "Securing Party" under the Non-Sharing Intercreditor Agreement and Non-Sharing Security and Guarantee Agreement pursuant to a Guarantee Assumption Agreement in the


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
                  form of Exhibit J hereto, and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Company pursuant to Section 4.01 hereof upon the Restatement Date or as the Administrative Agent shall have requested (and the Company hereby instructs such counsel to deliver such opinions to the Secured Parties).

                           (2) Sharing Security Documents. Take such action,
                               --------------------------
                  from time to time as shall be necessary to ensure that each such Domestic Subsidiary that is a Restricted Subsidiary (as defined in the Sharing Intercreditor Agreement) is a "Grantor" under the Sharing Security Agreement. Accordingly, the Company will cause such new Domestic Subsidiary to become a "Subsidiary Guarantor" and a "Grantor" under the Sharing Intercreditor Agreement and Sharing Security Agreement pursuant to a Guarantee Assumption Agreement in the form of Exhibit J hereto, and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Company pursuant to
                  Section 4.01 hereof upon the Restatement Date or as the Administrative Agent shall have requested (and the Company hereby instructs such counsel to deliver such opinions to the Secured Parties).

                           (3) Perfection Actions. Take such action from
                               ------------------
                  time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Administrative Agent to create, in favor of the Collateral Agent for the benefit of the Secured Parties, perfected security interests and Liens in (i) all inventory and third-party accounts receivable of the Company and the Subsidiary Guarantors and (ii) 65% of the issued and outstanding voting stock and 100% of all other issued and outstanding stock of each of Solutia Europe, Solutia UK and Monchem International, Inc. (it being understood that, in the case of Solutia Europe, shares of treasury stock or stock of Solutia Europe held by Solutia Europe shall not be deemed to be outstanding); provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents. In connection with the pledge of the shares of stock of Solutia Europe and Solutia UK, the Company will, and will cause each of its Subsidiaries to, execute and deliver such pledge agreements and other instruments, under the law of Belgium (in the case of Solutia Europe) and England and Wales (in the case of Solutia UK) to ensure that such pledge is valid, perfected and enforceable under such law, as applicable.

                           (4) European Borrowers. Take such action from
                               ------------------
                  time to time as shall be necessary for the Administrative Agent and the Lenders to have the benefit of Liens, securing the obligations, contemplated in the definition of the terms "German Security Documents" and "Swiss Security Documents", respectively, in Section 1.01; provided that any such security interest or Lien shall be subject to the relevant requirements of the German Security Documents and the Swiss Security Documents, as applicable. In connection with such Liens, the Company will cause each of the European Borrowers to execute and deliver such pledge


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
                  agreements, assignments, mortgages and other instruments, under the law of Germany (in the case of Solutia Germany) and Switzerland (in the case of the Swiss Borrowers), to ensure that such Liens are valid, perfected and enforceable under such law, as applicable (subject, in each case, to the respective limitations and exclusions set forth in the definitions of German Security Documents and Swiss Security Documents).

                  (m) Increase of Senior Lien Limit. If following the
                      -----------------------------
         delivery by the Company of the calculation set forth in Section 6.01(i)(viii) following any fiscal period referred to therein, or the calculation set forth in Section 6.01(i)(ix), the aggregate amount of Non-Sharing Obligations that may be secured by the Existing Mortgaged Facilities without requiring that such security be shared equally and ratably with the notes and debentures issued under the Existing Notes Indentures and New Notes Indentures referred to therein shall exceed the then applicable Senior Lien Limit by $10,000,000 or more, the Senior Lien Limit shall be deemed to have been (and shall be) increased effective upon delivery of such calculation and the Company will, not later than 15 Business Days after such delivery (not later than two Business Days after such delivery pursuant to Section 6.01(i)(ix)), execute and deliver such supplements to the Non-Sharing Mortgages, and take such other actions, as shall be necessary to modify the Senior Lien Limit set forth in the Non-Sharing Mortgages so that the aggregate amount of Non-Sharing Obligations entitled to the benefits of the Non-Sharing Mortgages is at least equal to the Senior Lien Limit as so increased; provided that, notwithstanding the foregoing if, prior to the execution and delivery of such supplements by the Company, the Company shall have prepared a more recent balance sheet that would alter the increase in such Senior Lien Limit, then such altered increase shall be set forth in such supplements (except that, at the election of the Administrative Agent, such supplements need not be executed if such more recent balance sheet would result in an increase of less than $10,000,000 of the Senior Lien Limit, or in a reduction of the Senior Lien Limit). Each such supplement shall provide that the Non-Sharing Obligations entitled to the benefit of the Non-Sharing Mortgages as so supplemented shall be those Non-Sharing Obligations that are outstanding on the Relevant Date for the Senior Lien Limit as so increased.

                  (n) Excess Cash. In the event that at any time the
                      -----------
         aggregate amount of cash, cash equivalents and other marketable securities held by the Company and its Subsidiaries in the United States of America shall exceed for three or more consecutive Business Days $25,000,000, or the aggregate amount of cash, cash equivalents and other marketable securities held by the Company and all of its Subsidiaries throughout the world shall, without duplication, exceed for three or more consecutive Business Days $65,000,000 (or the equivalent thereof in foreign currencies), then, to the extent of such excess in either of such events, the Company will prepay (without reduction of Commitments) Revolving Credit Advances (or, in the event all Revolving Credit Advances shall have been paid in full, shall provide cover for Letter of Credit Exposure as specified in Section 2.10(i)) an amount at least equal to such excess.

                  Notwithstanding anything herein or in Section 2.10(i) to the contrary, if at any time (x) (i) cover for Letter of Credit Exposure has been provided pursuant to this Section 6.01(n) and is being held in the Collateral Account and (ii) any Revolving Credit Advances are outstanding, then at the request of the Company the Administrative Agent shall promptly


                              Credit Agreement
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
         direct the Collateral Agent to release to the Administrative Agent from the Collateral Account funds up to an amount equal to the amount of such Revolving Credit Advances for prompt application thereto, (y) (i) cover for Letter of Credit Exposure has been provided pursuant to this Section 6.01(n) and is being held in the Collateral Account, (ii) no Default or Event of Default has occurred and is continuing and (iii) funds (the "Excess Funds") may be released from the Collateral Account to the Company or its Subsidiaries such that, after giving effect to such release of funds, the amount of cash, cash equivalents and other marketable securities held by the Company and its Subsidiaries would not exceed the thresholds specified above, then at the request of the Company the Administrative Agent shall promptly direct the Collateral Agent to release to the Administrative Agent from the Collateral Account up to the amount of Excess Funds for prompt payment of such amount to such account of the Company or any of its Subsidiaries as the Company may direct or (z) (i) cover for Letter of Credit Exposure has been provided pursuant to this Section 6.01(n) and is being held in the Collateral Account, (ii) no Default or Event of Default has occurred and is continuing, (iii) no Revolving Credit Advances are outstanding and (iv) the amount of cover held in the Collateral Account pursuant hereto exceeds the Letter of Credit Exposure then outstanding, then at the request of the Company the Administrative Agent shall promptly direct the Collateral Agent to release to the Administrative Agent from the Collateral Account up to the amount of such excess cover for prompt payment of such amount to such account of the Company or any of its Subsidiaries as the Company may direct.

                  (o) Designation of New Notes Indentures. In the event that
                      -----------------------------------
         the Company issues any senior securities in connection with any Capital Markets Transaction permitted hereunder then, the Company may at its option designate such indenture as a "New Notes Indenture" for purposes hereof. For purposes hereof, the Company hereby designates the 2009 Notes Indenture as a "New Notes Indenture".

                  (p) Foreign Intellectual Property Security Documents. The
                      ------------------------------------------------
         Company will take, and cause CPFilms Inc. to take, such action to deliver the documents, agreements and other instruments contemplated in the definition of the term "Intellectual Property Security Documents" in Section 1.01, covering the intellectual property listed on Schedule 6 hereto filed or registered in Europe, not later than 14 days after the Restatement Date, each of which shall have been executed (and, where appropriate, acknowledged) by Persons satisfactory to the Administrative Agent and, to the extent requested by the Administrative Agent, accompanied by one or more opinions of local counsel covering such matters as the Administrative Agent may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

                  SECTION 6.02. Negative Covenants. So long as any Advance
                                ------------------
shall remain unpaid, any Lender shall have any Commitment hereunder or any Letter of Credit shall remain outstanding, the Company agrees as follows:

                  (a) Liens, Etc. The Company will not create or suffer to
                      -----------
         exist, or permit any of its Consolidated Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties (other than, in the case of the Company, the Company's treasury stock),


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
         whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income in order to secure Debt or any other obligation, other than:

                           (i) (A) Liens for taxes, assessments,
                  governmental charges or levies or other amounts owed to governmental entities other than for borrowed money; (B) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or that are being contested in good faith; (C) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations (or in either case to secure letters of credit securing such obligations);
                  (D) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; and (E) Liens in favor of a landlord arising in the ordinary course of business,

                           (ii) purchase money Liens upon or in any
                  property, assets or stock acquired or held by the Company or any Subsidiary in the ordinary course of business to secure the purchase price or construction cost of such property or to secure Debt incurred solely for the purpose of financing the acquisition or construction of such property whether incurred prior or subsequent to such acquisition or construction, or Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that
                  (x) no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced and (y) the obligations secured by such Liens shall be Debt permitted under section 6.02(f)(vii),

                           (iii) Liens securing Debt, judgments and ERISA
                  claims existing on the date hereof and identified in
                  Schedule 1 hereto,

                           (iv) Liens created hereunder or under the
                  Security Documents and the Junior Security Documents,

                           (v) Liens existing by virtue of or arising out of
                  the deposit of the 2002 Notes Maturity Amount as contemplated by Section 4.01(k),

                           (vi) customary Liens for the fees, costs and
                  expenses of trustees and escrow agents pursuant to any indenture, escrow agreement or similar agreement establishing a trust or escrow arrangement,


                              Credit Agreement
                              ----------------

                           (vii) additional Liens, together with Liens
                  incurred after November 15, 2001 and referred to in
                  Schedule 1 hereto, securing obligations in an aggregate amount not exceeding $5,000,000 at any one time outstanding, and

                           (viii) the replacement, extension or renewal of
                  any Lien permitted by clauses (ii) and (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the amount secured thereby.

                  (b)  Mergers, Etc.
                       ------------

                           (i) Mergers and Consolidations. The Company will
                               --------------------------
                  not, and will not permit any of its Subsidiaries to, enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), provided that (A) any Subsidiary of the Company may merge with and into the Company or any other Subsidiary of the Company, so long as
                  (x) after giving effect thereto no Default shall have occurred and be continuing, (y) in any such transaction involving a wholly owned Subsidiary, the continuing or surviving corporation shall be a wholly owned Subsidiary, and (z) if any such merger shall be between a Designated Borrower or Subsidiary Guarantor and a Subsidiary not a Designated Borrower or Subsidiary Guarantor, and such Designated Borrower or Subsidiary Guarantor is not the continuing or surviving corporation, then the continuing or surviving corporation shall have assumed all of the obligations of such Designated Borrower or Subsidiary Guarantor hereunder and under the other Loan Documents and
                  (B) any foreign Subsidiary, other than a European Borrower, may be liquidated or dissolved to the extent that the Company shall determine that the preservation of such Subsidiary is no longer desirable in the conduct of its business.

                           (ii) Acquisitions. The Company will not, and will
                                ------------
                  not permit any of its Subsidiaries to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other property to be sold or processed in the ordinary course of business, Investments permitted under Section 6.02(g), and Capital Expenditures, provided that (w) the Company and any Subsidiary may acquire a business or property and capital stock from any Subsidiary, subject to the requirements set forth in subclause (iii) below, (x) acquire other business or property and capital stock in one or more transactions not to exceed $15,000,000, (y) repurchase shares of Class B Preferred Stock of Solutia Management Company, Inc. in an aggregate amount not exceeding $1,500,000 from the holders of such shares and (z) CPFilms Inc. or any of its Subsidiaries may purchase shares of stock of CPFilms Vertriebs GmbH from certain minority shareholders thereof in an aggregate amount that, together with the aggregate amount of Dividend Payments made pursuant to Section 6.02(h)(z), does not exceed $1,000,000.

                           (iii) Dispositions. The Company will not, and
                                 ------------
                  will not permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one


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                              ----------------
                  transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired (including receivables and leasehold interests, but excluding:

                                    (u) lease of all or part of an
                           approximately 10 acre site owned by the Company in Carson, California,

                                    (v) obsolete or worn-out property, tools
                           or equipment no longer used or useful in its business,

                                    (w) any inventory, cash equivalents or
                           other property sold or disposed of in the ordinary course of business and on ordinary business terms, including sales of delinquent receivables for collection purposes,

                                    (x) the sale by the Company and its
                           Subsidiaries of any Subsidiary, business, property or Investment, so long as not less than 80% of the consideration to be received by the respective seller thereof is in the form of cash to be received at the time of the consummation of such sale,

                                    (y) the sublease of two floors of the
                           Company's headquarters facility located at 575 Maryville Center Drive, St. Louis, Missouri 63141, and any other lease, transfer or other disposition of property that individually is not in excess of $2,500,000 for each particular piece of property the subject of any such other lease, transfer or other disposition, and

                                    (z) licensing arrangements entered into
                           in the ordinary course of business,

                  provided that any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Subsidiary, so long as (A) after giving effect thereto, no Default shall have occurred and be continuing,
                  (B) no such disposition may be made by any wholly owned Subsidiary other than to the Company or another wholly owned Subsidiary and (C) if any such disposition is by a Designated Borrower or Subsidiary Guarantor to a Subsidiary of the Company not a Designated Borrower or Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Designated Borrower or Subsidiary Guarantor hereunder and under the other Loan Documents.

                           Notwithstanding the foregoing, any disposition of
                  assets sold out of the ordinary course of business and yielding gross proceeds of $750,000 or more must be sold for fair value and, upon any such sale with a fair value in excess of $750,000, the Company shall deliver a certification from a financial officer of the Company to the effect that such sale was for fair value which, to the extent that such fair value shall exceed $50,000,000, shall be supported by a resolution by the Board of Directors of the Company setting forth its determination in good faith of such fair value.


                              Credit Agreement
                              ----------------

                  (c) Accounting Changes. The Company will not make or
                      ------------------
         permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles.

                  (d) Change in Nature of Business. The Company will not
                      ----------------------------
         change the nature of the business of the Company and its Subsidiaries, taken as a whole, such that such business differs materially from the lines of business engaged in on the Restatement Date and lines of business related thereto; provided that the foregoing shall not prohibit the Company and its Subsidiaries from engaging in other lines of business (or investing in joint ventures engaged in other lines of business) so long as the aggregate book value of the assets of the Company and its Subsidiaries directly relating to such other lines of business does not exceed 10% of the aggregate book value of the Consolidated assets of the Company and its Consolidated Subsidiaries as at the last day of the fiscal quarter most recently ended prior to the date of determination.

                  (e) Transactions with Affiliates. Other than the
                      ----------------------------
         transactions with Specified Joint Ventures, the Company will not enter into, or permit any of its Subsidiaries to enter into, any transaction with an Affiliate of the Company (other than the Company's Subsidiaries) that would be material in relation to the Company and its Subsidiaries, taken as a whole, even if otherwise permitted under this Agreement, except on terms determined by the Company to be fair and reasonable to the Company and its Subsidiaries and in the best interests of the Company (considered as a whole in conjunction with all other existing arrangements and relationships with such Affiliate).

                  (f) Indebtedness and Letters of Credit. The Company will
                      ----------------------------------
         not create, incur, assume or permit to exist, or permit any Consolidated Subsidiary to create, incur, assume or permit to exist, any Debt, except:

                           (i) Debt created hereunder and under the other
                  Loan Documents;

                           (ii) Debt existing on the date hereof and set
                  forth in Schedule 4 hereto (including Debt, if any, in respect of Designated Letters of Credit, and drawn and undrawn amounts under agreements set forth on such
                  Schedule 4), and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof;

                           (iii) Debt of the Company to any Subsidiary and
                  of any Subsidiary to the Company or any other Subsidiary; provided that Debt of any Obligor to a non-Obligor shall be subordinated on the terms set forth in Exhibit O hereto to the obligations of such Obligor under and in respect of the Loan Documents, the Make Whole Obligations, the Synthetic Lease Obligations, the Designated Letter of Credit Obligations and any term loan facility referred to in clause (x) below (except that Debt of any European Borrower to a non-Obligor shall be subordinated only to the obligations of such European Borrower under and in respect of the Loan Documents to which such European Borrower is a party);


                              Credit Agreement
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

                           (iv) (x) guarantees by the Company of Debt of any
                  non-Domestic Subsidiary not exceeding $25,000,000 and (y) unsecured guarantees by the Company of up to 50% of the Debt under the Astaris Credit Agreement, the amount of Debt to be guaranteed pursuant to this subclause (iv)(y) not to in any event be in a principal amount greater than $137,500,000;

                           (v) obligations under the Astaris Guaranty
                  Agreement as in effect on the date hereof and without giving effect to any amendments or supplements made to the Astaris Guaranty Agreement after said date;

                           (vi) obligations under the Co-gen Lease and the
                  Co-gen Guarantee Agreement (as amended or replaced hereafter; provided that the maturity date of such obligations shall not be shortened by any such amendment or replacement) which in no event shall guarantee Debt in a principal amount greater than $33,000,000;

                           (vii) Debt incurred after the date hereof and
                  secured by any Lien permitted under Section 6.02(a)(ii), provided that the aggregate principal amount of Debt permitted by this subclause (vii) shall not exceed $25,000,000 at any time outstanding;

                           (viii) Debt of the Company or any Subsidiary as
                  an account party in respect of trade letters of credit;

                           (ix) other Debt of the Company (other than Debt
                  under a term loan facility referred to in clause (x) below) incurred in connection with any Capital Markets Transaction, the Net Cash Proceeds of which are applied to the prepayment of Advances or to provide cover for Letters of Credit as contemplated by Section 2.10(i), and (to the extent provided in Section 2.10(h)) prepayments of the Co-gen Instruments, provided that such Debt shall not be entitled to the benefits of any collateral security other than the Sharing Mortgages;

                           (x) Debt of the Company under a term loan
                  facility incurred in connection with any Capital Markets Transaction, the Net Cash Proceeds of which are applied (to the extent provided in Section 2.10(h)) to the prepayment of Advances or to provide cover for Letters of Credit as contemplated by Section 2.10(i) and (to the extent provided in Section 2.10(h)) prepayments of the Co-gen Instruments, so long as immediately after giving effect to such incurrence, the sum of the aggregate outstanding amount of such Debt, the Revolving Credit Exposures, outstanding Term Advances, unused Commitments, Designated Letters of Credit and amounts outstanding under the Co-gen Instruments shall not be greater than the sum of the aggregate outstanding amount of the Revolving Credit Exposures, outstanding Term Advances, unused Commitments, Designated Letters of Credit and amounts outstanding under the Co-gen Instruments immediately prior to such incurrence (i.e. $682,000,000), it being understood that at the time of such incurrence the Company may designate such Debt as a "Non-Sharing Obligation" hereunder in which event, upon the execution and delivery


                              Credit Agreement
                              ----------------
                  by the Obligors of such supplements to the Security Documents as shall be reasonably requested by the Administrative Agent to effect the foregoing, such Debt shall be secured equally and ratably with the Non-Sharing Obligations (and, to the extent of any collateral security for the Sharing Obligations, equally and ratably with the Sharing Obligations under the Sharing Mortgages), and, in that connection, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to authorize the Collateral Agent and Collateral Trustee to execute and deliver, the supplements to the Security Documents referred to above;

                           (xi) Debt of the Company or any Subsidiary
                  Guarantor in respect of the 11.25% Senior Secured Notes due 2009 issued pursuant to the 2009 Notes Indenture; and

                           (xii) other unsecured Debt (other than any
                  thereof incurred pursuant to a Capital Markets Transaction) in an aggregate principal amount not exceeding $30,000,000 at any time outstanding; provided that the aggregate principal amount of Debt of the Company's Subsidiaries permitted by this clause (xii) shall not exceed $10,000,000 at any time outstanding.

                  In addition, except for Letters of Credit hereunder, Designated Letters of Credit and letters of credit existing on the date hereof and identified on Schedule 7 hereto (and any extensions or renewals of any such letters of credit identified on said
         Schedule 7), the Company will not, and will not permit any of its Consolidated Subsidiaries to, be obligated in respect of any letters of credit, letters of guarantee or any similar instrument issued for the account of the Company or any of its Consolidated Subsidiaries.

                  (g) Investments. The Company will not, and will not permit
                      -----------
         any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                           (i) Investments outstanding on the date hereof;

                           (ii) operating deposit accounts with banks;

                           (iii) cash and Permitted Investments;

                           (iv) Investments by the Company and its
                  Subsidiaries in the Company and its Subsidiaries; provided that no such Investments shall be made by any Obligor in any non-Obligor except in the ordinary course of business consistent with past practices (except that the aggregate amount of such Investments pursuant to this clause shall not exceed $40,000,000 at any time outstanding);

                           (v) Hedging Agreements entered into by the
                  Company or its Subsidiaries in the ordinary course of their business and not for speculative purposes;

                           (vi) Investments consisting of security deposits
                  with utilities and other like Persons made in the ordinary course of business;

                           (vii) advances to employees in the ordinary
                  course of business;


                              Credit Agreement
                              ----------------

                           (viii) Investments received in connection with
                  the bankruptcy or reorganization of suppliers, customers and other Persons having obligations in favor of the Company or any Subsidiary in settlement of delinquent obligations of, and other disputes with customers, suppliers and such other Persons arising in the ordinary course of business;

                           (ix) Investments in Astaris (x) consisting of its
                  obligations under the Astaris Guaranty Agreement or (y) consisting of payments made pursuant to the Astaris Guaranty Agreement, as the Astaris Guaranty Agreement is in effect on the date hereof and without giving affect to any amendments or supplements made to the Astaris Guaranty Agreement after said date;

                           (x) Investments (x) consisting of its obligations
                  under the Co-gen Guaranty Agreement and the Co-gen Lease or (y) consisting of payments made pursuant to the Co-gen Guaranty Agreement and the Co-gen Lease, as the Co-gen Guaranty Agreement and the Co-gen Lease are in effect on the date hereof and without giving effect to any amendments or supplements made to the Co-gen Guaranty Agreement or the Co-gen Lease after said date;

                           (xi) Investments in a joint venture in China
                  relating to the restructuring of the Suzhou China J.V. joint venture in an amount not in excess of $1,500,000; and

                           (xii) additional Investments up to but not
                  exceeding $5,000,000 in the aggregate.

         For purposes of clause (xii) of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.

                  (h) Dividend Payments. The Company will not, and will not
                      -----------------
         permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Dividend Payment, except that
         (v) the Company may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (w) the Company may make Dividend Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (x) so long as at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, the Company may make Dividend Payments up to but not exceeding the greater of $.04 per common share and $6,000,000 during any fiscal year, (y) Solutia Management Company, Inc. may declare and pay annual dividends to holders of its Class B Preferred Stock in an aggregate amount not exceeding $25,000, in any fiscal year and (z) CPFilms Inc. (or any of its Subsidiaries)


                              Credit Agreement
                              ----------------
         and CPFilms Vertriebs GmbH may purchase shares of stock of CPFilms Vertriebs GmbH from certain minority shareholders thereof in an aggregate amount that, together with the aggregate amount of expenditures made pursuant to Section 6.02(b)(ii)(z), does not exceed $1,000,000.

                  Nothing herein shall be deemed to prohibit the payment of pro rata dividends to its stockholders by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company.

                  (i) Restrictive Agreements. The Company will not, and will
                      ----------------------
         not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon
         (x) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or
         (y) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to guarantee Indebtedness of the Company or any other Subsidiary; provided that:

                           (A) the foregoing shall not apply to (I)
                  restrictions and conditions imposed by law or by this Agreement, (II) restrictions and conditions existing on the date hereof and identified in Schedule 5 hereto (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (III) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder and (IV) restrictions or conditions no more restrictive than those set forth in the Existing Notes Indentures; and

                           (B) clause (x) of the foregoing shall not apply
                  to (I) restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (II) customary provisions in leases and other contracts restricting the assignment thereof.

                  (j) Prepayment of Debt under Senior Notes. The Company
                      -------------------------------------
         will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Debt outstanding under the Existing Notes Indentures, or (after the issuance thereof) any New Notes Indenture, except for (i) regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Debt and (ii) the deposit of the 2002 Notes Maturity Amount as contemplated by Section 4.01(k).

                  (k) Disqualified Stock. The Company will not, and will not
                      ------------------
         permit any of its Subsidiaries to, issue any Disqualified Stock.


                              Credit Agreement
                              ----------------

                  SECTION 6.03. Financial Covenants. So long as any Advance
                                -------------------
shall remain unpaid, any Lender shall have any Commitment or any Letter of Credit shall remain outstanding hereunder, the Company agrees as follows:

                  (a) Debt to Adjusted EBITDA Ratio. The Company will not
                      -----------------------------
         permit the Debt to Adjusted EBITDA Ratio to exceed the following respective ratios at any time during the following respective periods:

                             Period                                 Ratio
                             ------                                 -----

                  From the Restatement Date
                    through December 30, 2002                     5.00 to 1

                  From December 31, 2002
                    through March 30, 2003                        4.50 to 1

                  From March 31, 2003
                    through June 29, 2003                         4.25 to 1

                  From June 30, 2003
                    through September 29, 2003                    4.00 to 1

                  From September 30, 2003
                    through December 30, 2003                     3.75 to 1

                  From December 31, 2003
                    through March 30, 2004                        3.50 to 1

                  From March 31, 2004
                    and at all times thereafter                   3.25 to 1

                  (b) Interest Coverage Ratio. The Company will not permit
                      -----------------------
         the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                             Period                                 Ratio
                             ------                                 -----

                  From June 30, 2002
                    through September 29, 2003                    2.50 to 1

                  From September 30, 2003
                    through March 30, 2004                        2.75 to 1

                  From March 31, 2004
                    and at all times thereafter                   3.00 to 1


                              Credit Agreement
                              ----------------

                  (c) Capital Expenditures. The Company will not permit the
                      --------------------
         aggregate amount of Capital Expenditures to exceed during any fiscal year the following respective amounts during the following fiscal years:

                        Fiscal Year                            Amount
                        -----------                            ------

                           2002                              $74,000,000

                           2003                             $132,000,000

                           2004                             $147,000,000

         If the aggregate amount of such Capital Expenditures for any fiscal year shall be less than the corresponding amount set forth above for such fiscal year, then the shortfall shall be added to the amount of such Capital Expenditures permitted for the immediately succeeding (but not any other) fiscal year and, for purposes hereof, the amount of Capital Expenditures made during any fiscal year shall be deemed to have been made first from the permitted amount for such fiscal year and last from the amount of any carryover from any previous fiscal year.

                                 ARTICLE VII

                              EVENTS OF DEFAULT

                  SECTION 7.01. Events of Default. If any of the following
                                -----------------
events ("Events of Default") shall occur and be continuing:
         -----------------

                  (a) any Borrower shall fail to pay any principal of any Advance, or any reimbursement obligation in respect of any Letter of Credit, owing by such Borrower when the same becomes due and payable; or any Borrower shall fail to pay any interest on any Advance, or any reimbursement obligation in respect of any Letter of Credit, owing by such Borrower or make any other payment under this Agreement or any Note within three Business Days after the same becomes due and payable; or

                  (b) any representation or warranty made or deemed to have been made by the Company or any other Obligor herein or in connection with this Agreement or any other Loan Document or any amendment to this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) (i) the Company shall fail to perform or observe any term, covenant or agreement contained in Section 6.01(a), 6.01(i)(iii), 6.01(j), 6.01(k), 6.01(l), 6.01(m), 6.01(n), 6.02 or
         6.03; (ii) the Obligors shall fail to perform or observe any term, covenant or agreement contained in Section 6.01 of the Non-Sharing Security and Guarantee Agreement; or (iii) any Obligor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Company by the Administrative Agent or any


                              Credit Agreement
                              ----------------

         Lender (other than any failure of the Company to comply with the terms of Section 6.01(i)(iv), (v) or (vi) as to which such notice requirement shall not apply); or

                  (d) the Company or any of its Material Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $25,000,000 (or such lower amount as provided for in the proviso to this clause (d)) in the aggregate (but excluding Debt outstanding hereunder) of the Company or such Material Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the applicable agreement; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder or holders (or an agent or trustee on its or their behalf) thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; provided that if the Company in any agreement or instrument relating to any such Debt, shall have agreed to, or shall agree to, a lesser threshold of the kind specified this clause (d) with respect to itself or any of its Material Subsidiaries, then, in such event, the amount provided for above shall be reduced to such lesser amount(s) with respect to such entity; or

                  (e) any judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Company or any of its Material Subsidiaries and not timely satisfied or discharged, and either (i) proceedings to attach or levy upon any assets of the Company or such Material Subsidiary shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided that if the Company in any agreement or instrument relating to any Debt in excess of $25,000,000, shall have agreed to, or shall agree to, a lesser threshold of the kind specified this clause (e) with respect to itself or any of its Material Subsidiaries, then, in such event, the amount provided for above shall be reduced to such lesser amount(s) with respect to such entity; or

                  (f) the Company or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain


                              Credit Agreement
                              ----------------
         undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e);

                  (g) any ERISA Event that would result in a Lien in an amount in excess of $30,000,000 on the properties or assets of the Company or any of its Subsidiaries shall have occurred and shall not have been remedied within 90 days;

                  (h) the Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent or, as applicable, the Collateral Trustee, free and clear of all other Liens (other than Liens permitted hereunder or under the respective Security Documents), excluding, however, collateral released pursuant to the terms thereof or collateral deemed by the Administrative Agent not to be material in relation to the collateral security provided as a whole by the Security Documents, or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the respective Obligor party thereto; or

                  (i) the guarantee by the Company in Section 3.01, or the guarantee by the Subsidiary Guarantors in Section 2.01 of the Non-Sharing Security and Guarantee Agreement, shall cease to be (or shall be asserted by any Obligor not to be) a legal, valid, binding and enforceable obligation of the Company or any Subsidiary Guarantor, as applicable;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company (on its own behalf and on behalf of the other Borrowers), declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, declare the Advances, the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company and the other Borrowers; provided that in the event of an actual or deemed entry of an order for relief with respect to the Company under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company and the other Borrowers.

                  Notwithstanding anything to the contrary set forth in this Agreement, in the event of an entry of an order for relief with respect to a Designated Borrower under the Federal Bankruptcy Code (or under any analogous law applicable to such Designated Borrower, if such Designated Borrower is not organized under the laws of the United States of America or any


                              Credit Agreement
                              ----------------
state thereof), (A) the obligation of each Lender to make Advances to such Designated Borrower shall automatically be terminated, (B) on the date that is three Business Days after the Company becomes aware of the entry of such order for relief, the Advances, the Notes, all interest and all other amounts owing by such Designated Borrower shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company and such Designated Borrower and (C) such Designated Borrower shall cease to be a Designated Borrower hereunder.

                                ARTICLE VIII

                          THE ADMINISTRATIVE AGENT

                  SECTION 8.01. Authorization and Action. Each Lender hereby
                                ------------------------
appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or any of the other Loan Documents (including enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Company pursuant to the terms of this Agreement or any other Loan Document.

                  SECTION 8.02. Administrative Agent's Reliance, Etc.
                                -------------------------------------
Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any of the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents on the part of the Company or any of its Subsidiaries or to inspect the property (including the books and records) of the Company or any of its Subsidiaries; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any of the other Loan


                              Credit Agreement
                              ----------------

Documents or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 8.03. Citibank and Affiliates. With respect to its
                                -----------------------
Commitments, the Advances made by it, Letter of Credit Exposure held by it and the Notes issued to it, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any such Subsidiary, all as if Citibank were not the Administrative Agent and without any duty to account therefor to the Lenders.

                  SECTION 8.04. Lender Credit Decision. Each Lender
                                ----------------------
acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

                  SECTION 8.05. Indemnification. The Lenders agree to
                                ---------------
indemnify the Administrative Agent and the Syndication Agent (each, an "Agent"), in each case to the extent not reimbursed by the Company, ratably
 -----
in accordance with their respective Indemnification Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement and the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Company.

                  SECTION 8.06. Successor Administrative Agent. The
                                ------------------------------
Administrative Agent may resign at any time by giving five Business Days' written notice thereof to the Lenders, the L/C Issuer and the Company and may be removed at any time with or without cause (i) by the Majority Lenders with the Company's approval, which approval shall not unreasonably be withheld, or (ii) by the Company, subject to the approval of the Majority Lenders, which approval shall not


                              Credit Agreement
                              ----------------
unreasonably be withheld. Upon any such resignation or removal, the Company shall have the right to appoint a successor Administrative Agent, subject to the Majority Lenders' approval, which approval shall not be unreasonably withheld; provided that upon and during the continuance of an Event of Default, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. In connection with any such appointment of a successor Administrative Agent, the Company agrees to pay to such successor such fees at such levels as shall be consistent with fees generally charged by banks to perform the type of services required by the Administrative Agent hereunder. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  SECTION 8.07. The Syndication Agent. Except as expressly
                                ---------------------
provided herein, the Syndication Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, the Syndication Agent shall not have or be deemed to have any fiduciary relationship with any other Lender in connection herewith. Each Lender acknowledges that it has not relied, and will not rely, on the Syndication Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                 ARTICLE IX

                                MISCELLANEOUS

                  SECTION 9.01. Amendments, Etc. No amendment or waiver of
                                ----------------
any provision of this Agreement or the Notes, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:

                  (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following:

                           (1) waive any of the conditions specified in
                  Section 4.01;

                           (2) subject the Lenders to any additional
                  obligations;


                              Credit Agreement
                              ----------------

                           (3) reduce the principal of, or interest on, the
                  Advances or any fees or other amounts payable hereunder;

                           (4) postpone any date fixed for any payment of
                  principal of, or interest on, the Advances or any fees or other amounts payable hereunder;

                           (5) change the percentage of the Commitments or
                  of the aggregate unpaid principal amount of the Advances, Revolving Credit Exposure or Letter of Credit Exposure, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder;

                           (6)  amend this Section 9.01; or

                           (7) release the Company from any of its
                  obligations under Article III;

                  (b) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document;

                  (c) no amendment, waiver or consent shall, unless in writing and signed by the Syndication Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Syndication Agent under this Agreement or any other Loan Document; and

                  (d) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above to take such action, affect the rights or duties of the L/C Issuer under this Agreement.

                  Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Company to satisfy a condition precedent to the making of a Revolving Credit Advance, or the issuance of a Letter of Credit, shall be effective against the Revolving Credit Lenders unless the Majority Revolving Credit Lenders shall have concurred with such waiver or modification, and no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Revolving Credit Lenders or Term Lenders in a manner that does not affect all Lenders equally shall be effective against the Revolving Credit Lenders or Term Lenders, as applicable, unless the Majority Revolving Credit Lenders or Majority Term Lenders, as applicable, shall have concurred with such waiver or modification.


                              Credit Agreement
                              ----------------

                  SECTION 9.02. Notices, Etc. All notices and other
                                -------------
communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered by hand:

                  (a) If to the Company or any other Borrower:

                      Solutia Inc.
                      575 Maryville Centre Drive
                      St. Louis, Missouri  63141

                      Attention:  Treasurer

                      Telephone No.:  (314) 674-8250
                      Telecopier No.:  (314) 674-6755

                  (b) If to the Administrative Agent:

                      Citibank, N.A.
                      2 Penns Way
                      New Castle, Delaware  19720

                      Attention:  Timothy Smith

                      Telephone No.:  (302) 894-6059
                      Telecopier No.:  (302) 894-6120

                  (c) If to any Lender, at the Domestic Lending Office specified in the Administrative Questionnaire of such Lender, and

                  (d) If to the L/C Issuer:

                      Citibank, N.A.
                      2 Penns Way
                      New Castle, Delaware  19720

                      Attention:  Timothy Smith

                      Telephone No.:  (302) 894-6059
                      Telecopier No.:  (302) 894-6120

or, as to the Company (or any other Borrower) or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Administrative Agent. All such notices and communications shall be deemed to have been duly given or made (i) in the case of hand deliveries, when delivered by hand, (ii) in the case of mailed notices, when received, and (iii) in the case of telecopier notice, when transmitted and confirmed during normal business hours (or, if delivered after the close of normal business hours, at the beginning of business hours on the next Business Day), except that notices and communications to


                              Credit Agreement
                              ----------------
the Administrative Agent pursuant to Article II or VIII shall not be effective until received by the Administrative Agent.

                  SECTION 9.03. No Waiver, Remedies. No failure on the part
                                -------------------
of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.04.  Costs and Expenses; Indemnification, Etc.
                                 ----------------------------------------

                  (a) Costs and Expenses. The Company agrees to pay on
                      ------------------
demand all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder, including the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement and the other Loan Documents. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including the reasonable fees and expenses of counsel and third-party environmental, accounting or other consultants), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder, including reasonable fees and expenses of counsel for the Administrative Agent and each Lender in connection with the enforcement of rights under this Section 9.04(a).

                  (b) Indemnification. The Company agrees to indemnify and
                      ---------------
hold harmless the Administrative Agent, the Syndication Agent, the L/C Issuer and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party")
                                                     -----------------
from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the actual or proposed use of the proceeds of the Advances or Letters of Credit, in each case whether or not such investigation, litigation or proceeding is brought by the Company, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (c) Breakfunding. If any payment of principal of, or
                      ------------
Conversion of, any Eurocurrency Rate Advance is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance as a result of a prepayment or Conversion pursuant to Section 2.05(b), 2.06(b), 2.08(c) or (d), 2.10 or 2.12, acceleration of the maturity of the Advances pursuant to Section 7.01 or for any other reason, the Company and such Borrower jointly and severally agree, upon demand by such Lender (with a copy of such demand to the Administrative Agent), to pay to the Administrative Agent for the account of such Lender any


                              Credit Agreement
                              ----------------
amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance or Letter of Credit.

                  (d) Survival. Without prejudice to the survival of any
                      --------
other agreement of the Company or the other Borrowers hereunder, the agreements and obligations of the Company and the other Borrowers contained in Sections 2.11, 2.15 and 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

                  (e) Reimbursement of L/C Issuer. To the extent that the
                      ---------------------------
Company fails to pay any amount required to be paid by it to the L/C Issuer under subsection (a) or (b) of this Section 9.04, each Revolving Credit Lender severally agrees to pay to the L/C Issuer such Revolving Credit Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the L/C Issuer in its capacity as such.

                  (f) Waiver of Consequential Damages, Etc. To the fullest
                      -------------------------------------
extent permitted by applicable law, the Company will not and will not permit any of its Subsidiaries to assert, and the Company (on behalf of itself and each such Subsidiary) hereby waives, any claim (other than any claim with respect to actual or contemplated assignments or participations under this Agreement, including, without limitation, claims relating to the disclosure of confidential information in connection therewith) against any Lender, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby or thereby, any Advance or Letter of Credit or the use of the proceeds thereof.

                  SECTION 9.05. Right of Set-off. Nothing herein shall
                                ----------------
derogate any Lender's right, if any, if and to the extent payment owed to such Lender is not made when due hereunder in respect of or under any Revolving Credit Advance or Term Advance held by such Lender, to set off from time to time against any or all of the Company's or the relevant Borrower's respective deposit (general or special, time or demand, provisional or final) accounts with such Lender any amount so due. Each Lender agrees promptly to notify the Company (on its own behalf and on behalf of the relevant Borrower, if applicable) after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.05 are in addition to other rights and remedies which such Lender may have.

                  SECTION 9.06. Binding Effect. This Agreement shall become
                                --------------
effective when it shall have been executed by the Company and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Company, the Administrative Agent and each Lender and their respective successors and assigns, except that no


                              Credit Agreement
                              ----------------

Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 9.07.  Assignments and Participations, Register.
                                 ----------------------------------------

                  (a) Assignments. Each Lender may (and shall, at the
                      -----------
expense of the Company, if requested to do so by the Company pursuant to
Section 2.11, Section 2.12 or 2.15) assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, Advances and Letter of Credit Exposure owing to it and the Notes held by it); provided that:

                  (i) other than in the case of an assignment to an Affiliate of such Lender or assignments of the type described in subsection (g) of this Section 9.07 or an assignment of Term Advances, such Lender shall have obtained the prior written consent of the Company, the Syndication Agent and the Administrative Agent, no such consent to be unreasonably withheld (except that no such consent of the Company shall be required during the continuance of any Default or Event of Default under Section 7.01);

                  (ii) in the case of any assignment of a Revolving Credit Commitment, or participation interest in any Letter of Credit, such Lender shall have obtained the prior written consent of the L/C Issuer;

                  (iii) each such assignment (x) of Revolving Credit Exposure or Revolving Credit Commitments shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement in respect of the Revolving Credit Exposure and Revolving Credit Commitments and (y) of Term Advances or Term Commitments shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement in respect of the Term Advances and Term Commitments;

                  (iv) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, or an assignment by a Lender to an Affiliate of such Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000 or an integral multiple of $500,000 in excess thereof;

                  (v) each such assignment of Revolving Credit Commitments and Revolving Credit Advances shall be to an Eligible Assignee; and

                  (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $2,000; provided that in the case of an
                                    --------
         assignment (x) pursuant to subclause (i) of this Section 9.07(a), no processing and recordation fee shall be payable and (y) from one Lender to another Lender, the processing and recordation fee shall be $500.


                              Credit Agreement
                              ----------------

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution and delivery thereof to the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) Agreements of Assignee. By executing and delivering an
                      ----------------------
Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the other Borrowers or the performance or observance by the Company or the other Borrowers of any of their respective obligations under this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the other Loan Documents; (v) in the case of an assignment of Revolving Credit Commitments or Revolving Credit Exposure, such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) Register. The Administrative Agent shall maintain at
                      --------
its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances and Letter of Credit Exposure, if applicable, held by each such Lender from time to time (the "Register"). The
                                                             --------
entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Administrative Agent, the L/C Issuer and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection


                              Credit Agreement
                              ----------------
by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Acceptance of Assignments; Notes. Upon the
                      --------------------------------
Administrative Agent's receipt of an Assignment and Acceptance (executed by an assigning Lender and an assignee representing (if required by Section 9.07(a)(v)) that it is an Eligible Assignee and accompanied by any Note subject to such assignment), the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company.

                  Within five Business Days after its receipt of such notice, each Borrower, at its own expense, shall execute and deliver to the Administrative Agent:

                  (x) in the case of an assignment where (1) Advances of the assigning Lender are evidenced by a Note and (2) the assigning Lender has retained a Revolving Credit Commitment or Term Advances hereunder, in exchange for the surrendered Note a new Note payable to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment or Term Advances retained by it hereunder;

                  (y) in the case of an assumption of a Revolving Credit Commitment hereunder, where the Eligible Assignee assuming the relevant Revolving Credit Commitment hereunder has requested that its Revolving Credit Advances be evidenced by a Note in accordance with Section 2.06(d), a new Note payable to the order of such Person in an amount equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance; and

                  (z) in the case of an assignment of Term Advances, where the Eligible Assignee has requested that its Term Advances be evidenced by a Note in accordance with Section 2.06(d), a Note payable to the order of such Eligible Assignee in an amount equal to the Term Advances purchased by it pursuant to such Assignment and Acceptance.

                  The new Notes to be executed and delivered by a Borrower under clauses (x), (y) and (z) above shall be in an aggregate principal amount equal to the aggregate principal amount of the Note surrendered in connection with the related assignment, as applicable, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as applicable.

                  (e) Participations. Each Lender may sell participations to
                      --------------
one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, the Advances owing to it and the Letter of Credit Exposure and/or the Note or Notes held by it); provided that (i) such Lender's obligations under this Agreement and the other Loan Documents (including its Commitments hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Advances, Letter of Credit Exposure or Notes for all purposes of this Agreement, (iv) the Company, each other Borrower, the Administrative Agent, the L/C Issuer and the other Lenders shall continue to deal solely and directly


                              Credit Agreement
                              ----------------
with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any of the Loan Documents or any Note, or any consent to any departure by the Company or any other Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. Upon the sale of a participation pursuant to this Section 9.07(e), such Lender shall promptly provide notice to the Company of the sale of a participation (other than a sale of a participation pursuant to Section 2.16); provided that the failure by such Lender to provide such notice shall not invalidate the sale of such participation. If a Non-U.S. Lender sells a participating interest, such Lender shall at the time of the sale provide the Company and the Administrative Agent with revised forms required by
Section 2.15(e), reflecting the portion of its Revolving Credit Commitments, Advances and Letter of Credit Exposure and/or Notes sold on an executed Internal Revenue Service Form W-8IMY (or replacement form) with any required attachments and the portion of its Revolving Credit Commitments, Advances and Letter of Credit Exposure and/or Notes retained on an Internal Revenue Service Form W-8BEN or W-8ECI (or replacement forms).

                  (f) Disclosure to Assignees and Participants. Any Lender
                      ----------------------------------------
may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company or any of its Subsidiaries furnished to such Lender by or on behalf of the Company; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing with the Company to preserve the confidentiality of any confidential information relating to the Company and its Subsidiaries received by it from such Lender.

                  (g) Certain Security Interests. Notwithstanding any other
                      --------------------------
provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement or any other Loan Document (including the Advances owing to it and the Letter of Credit Exposure and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  (h) No Assignments to the Company or Affiliates. Anything
                      -------------------------------------------
in this Section 9.07 to the contrary notwithstanding, no Lender may assign or participate any interest in any Advance or Letter of Credit held by it hereunder to the Company or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                  (i) Securities Laws. Each Lender agrees that it will not
                      ---------------
assign any Advance or sell any participation in any manner or under any circumstances that would require registration, qualification or filings under the securities laws of the United States of America, of any state or of any country.

                  SECTION 9.08. Governing Law. This Agreement and the Notes
                                -------------
shall be governed by, and construed in accordance with, the law of the State of New York.

                  SECTION 9.09. Execution in Counterparts. This Agreement
                                -------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which


                              Credit Agreement
                              ----------------
when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.10.  Jurisdiction, Etc.
                                 ------------------

                  (a) Submission to Jurisdiction. Each of the parties hereto
                      --------------------------
(and each Designated Borrower, by its acceptance of the proceeds of Advances made to it) hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto and each Designated Borrower hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in any such federal court. Each of the parties hereto and each Designated Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

                  (b) Waiver of Venue, Etc. Each of the parties hereto and
                      ---------------------
each Designated Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document or the Notes in any New York State or federal court. Each of the parties hereto and each Designated Borrower irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 9.11. Judgment Currency. This is an international
                                -----------------
loan transaction in which the specification of Dollars or Euros, as the case may be (the "Specified Currency"), and payment in New York City or the
             ------------------
country of the Specified Currency, as the case may be (the "Specified
                                                            ---------
Place"), is of the essence, and the Specified Currency shall be the currency
-----
of account in all events relating to Advances denominated in the Specified Currency. The payment obligations of the Company and the other Borrowers under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Second Currency"), the rate of exchange
                                     ---------------
that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Company and the other Borrowers in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (in this Section called an "Entitled Person")
                                                          ---------------
shall,



                              Credit Agreement
                              ----------------
notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and the Company and the applicable Borrower hereby, as a separate obligation and notwithstanding any such judgment, jointly and severally agree to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

                   [remainder of page intentionally blank]










                              Credit Agreement
                              ----------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            SOLUTIA INC.



                            By: /s/ Kevin Wilson
                               -----------------------------------------
                               Name: Kevin Wilson
                               Title: Vice President and Treasurer


                            CITIBANK, N.A.,
                              as Administrative Agent



                            By: /s/ James N. Simpson
                               -----------------------------------------
                               Name: James N. Simpson
                               Title: Managing Director


                            BANK OF AMERICA, N.A.,
                              as Syndication Agent



                            By: /s/ Henry Y. Yu
                               -----------------------------------------
                               Name: Henry Y. Yu
                               Title: Managing Director







                              Credit Agreement
                              ----------------

                                            INITIAL LENDERS
                                            ---------------

Revolving Credit Commitment                 CITIBANK, N.A.
---------------------------

$29,375,000.00

Term Commitment                             By:  /s/ James N. Simpson
---------------                                --------------------------------
                                               Name: James N. Simpson
$29,375,000.00                                 Title: Managing Director


Revolving Credit Commitment                 BANK OF AMERICA, N.A.
---------------------------

$46,875,000.00

Term Commitment                             By:  /s/ Henry Y. Yu
---------------                                --------------------------------
                                               Name: Henry Y. Yu
$46,875,000.00                                 Title: Managing Director


Revolving Credit Commitment                 SPCP GROUP, L.L.C.
---------------------------

$36,625,000.00

Term Commitment                             By:
---------------                                --------------------------------
                                               Name:
$36,625,000.00                                 Title:


Revolving Credit Commitment                 JPMORGAN CHASE BANK
---------------------------

$35,000,000.00

Term Commitment                             By:  /s/ Lawrence Palumbo, Jr.
---------------                                --------------------------------
                                               Name: Lawrence Palumbo, Jr.
$35,000,000.00                                 Title: Vice President


Revolving Credit Commitment                 THE NORTHERN TRUST COMPANY
---------------------------

$17,500,000.00

Term Commitment                             By:  /s/ A. S. Bhagwat
---------------                                --------------------------------
                                               Name: A. S. Bhagwat
$17,500,000.00                                 Title: Vice President






                              Credit Agreement
                              ----------------

Revolving Credit Commitment                 KBC BANK N.V.
---------------------------

$17,500,000.00

Term Commitment                             By:  /s/ Jean-Pierre Diels
---------------                                --------------------------------
                                               Name: Jean-Pierre Diels
$17,500,000.00                                 Title: First Vice President

                                            By:  /s/ Eric Raskin
                                               --------------------------------
                                               Name: Eric Raskin
                                               Title: Vice President


Revolving Credit Commitment                 ROYAL BANK OF CANADA
---------------------------

$17,500,000.00

Term Commitment                             By:  /s/ Sheryl L. Greenberg
---------------                                --------------------------------
                                               Name: Sheryl L. Greenberg
$17,500,000.00                                 Title: Senior Manager





                              Credit Agreement
                              ----------------

Revolving Credit Commitment                 WACHOVIA BANK, N.A.
---------------------------

$13,375,000.00

Term Commitment                             By:  /s/ Katherine A. Harkness
---------------                                --------------------------------
                                               Name: Katherine A. Harkness
$13,375,000.00                                 Title: Director


Revolving Credit Commitment                 BANK ONE, N.A., MAIN OFFICE CHICAGO
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Jacqueline P. Yardley
---------------                                --------------------------------
                                               Name: Jacqueline P. Yardley
$11,250,000.00                                 Title: Senior Vice President


Revolving Credit Commitment                 CREDIT AGRICOLE INDOSUEZ
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Larry Materi
---------------                                --------------------------------
                                               Name: Larry Materi
$11,250,000.00                                 Title: Vice President


                                            By:  /s/ Phillip J. Salter
                                               --------------------------------
                                               Name: Phillip J. Salter
                                               Title: Vice President Sr.
                                                      Relationship Manager


Revolving Credit Commitment                 FLEET NATIONAL BANK
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Peggy Peckham
---------------                                --------------------------------
                                               Name: Peggy Peckham
$11,250,000.00                                 Title: Senior Vice President


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                              Credit Agreement
                              ----------------

Revolving Credit Commitment                 HSBC BANK USA
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Carol A. Kraus
---------------                                --------------------------------
                                               Name: Carol A. Kraus
$11,250,000.00                                 Title: Vice President


Revolving Credit Commitment                 SOCIETE GENERALE
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Eric E. O. Siebert Jr.
---------------                                --------------------------------
                                               Name: Eric E. O. Siebert Jr.
$11,250,000.00                                 Title: Director


Revolving Credit Commitment                 UFJ BANK LIMITED
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Lee E. Prewitt
---------------                                --------------------------------
                                               Name: Lee E. Prewitt
$11,250,000.00                                 Title: Vice President


Revolving Credit Commitment                 U.S. BANK NATIONAL ASSOCIATION
---------------------------

$11,250,000.00

Term Commitment                             By:  /s/ Joseph L. Sooter, Jr.
---------------                                --------------------------------
                                               Name: Joseph L. Sooter, Jr.
$11,250,000.00                                 Title: Vice President


Revolving Credit Commitment                 MERRILL LYNCH, PIERCE, FENNER
---------------------------                  & SMITH INCORPORATED

$3,750,000.00

Term Commitment                             By:  /s/ Barbara S. Scholl
---------------                                --------------------------------
                                               Name: Barbara S. Scholl
$3,750,000.00                                  Title: Managing Director


                              Credit Agreement
                              ----------------

Revolving Credit Commitment                 SUMITOMO MITSUI BANKING CORPORATION
---------------------------

$3,750,000.00

Term Commitment                             By:  /s/ William M. Ginn
---------------                                --------------------------------
                                               Name: William M. Ginn
$3,750,000.00                                  Title: General Manager


Revolving Credit Commitment                 SPCP GROUP, L.L.C.
---------------------------

$19,312,500.00

Term Commitment                             By:  /s/ Jeffrey A. Gelfand
---------------                                --------------------------------
                                               Name: Jeffrey A. Gelfand
$19,312,500.00                                 Title: CFO


Revolving Credit Commitment                 MARINER OPPORTUNITIES II, L.P.
---------------------------

$6,250,000.00

Term Commitment                             By:  /s/ C. Howe
---------------                                --------------------------------
                                               Name: C. Howe
$6,250,000.00                                  Title: Treasurer of I.M.


Revolving Credit Commitment                 GOLDMAN SACHS CREDIT PARTNERS L.P.
---------------------------

$3,750,000.00

Term Commitment                             By:  /s/ Mark DeNatale
---------------                                --------------------------------
                                               Name: Mark DeNatale
$3,750,000.00                                  Title: Authorized Signatory


Revolving Credit Commitment                 SPECIAL SITUATIONS INVESTING
---------------------------                  GROUP, INC.

$3,750,000.00

Term Commitment                             By:  /s/ Stephen H. Golden
---------------                                --------------------------------
                                               Name: Stephen H. Golden
$3,750,000.00                                  Title: President


                              Credit Agreement
                              ----------------

Revolving Credit Commitment                 MORGAN STANLEY SENIOR FUNDING, INC.
---------------------------

$3,562,500.00

Term Commitment                             By:  /s/ Dan Kuen
---------------                                --------------------------------
                                               Name: Dan Kuen
$3,562,500.00                                  Title: Vice President







                              Credit Agreement
                              ----------------